UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6318

Consulting Group Capital Markets Funds

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Smith Barney Fund Management LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: August 31

Date of reporting period: August 31, 2004

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Consulting Group

Capital Markets Funds

Large Capitalization Value Equity Investments

Large Capitalization Growth Investments

Small Capitalization Value Equity Investments

Small Capitalization Growth Investments

International Equity Investments

Emerging Markets Equity Investments

Government Money Investments

Core Fixed Income Investments

High Yield Investments

Municipal Bond Investments

International Fixed Income Investments

Annual Report

August 31, 2004

NOT  FDIC  INSURED  •  NOT  BANK  GUARANTEED  •  MAY  LOSE  VALUE

Consulting Group

Capital Markets Funds

DEAR SHAREHOLDER,

Opportunities in the global financial markets allowed each of the portfolios of the Consulting Group Capital Markets Funds (or collectively the “Funds”) to post positive returns for the fiscal year ending August 31, 2004. The fundamental environment was generally positive for investing with global economic growth, very strong corporate profit comparisons, and low interest rates. The most significant fundamental development was the beginning of a change in the Federal Reserve Board’s (the “Fed”) interest rate policy. In June 2004, the Fed reversed the falling interest rate policy and began a process of regular increases in interest rates. The returns for the asset classes benefited from the favorable environment. US equities, as represented by the Standard & Poor’s 500 Indexi, rose 11.45%, international equities increased 22.64% as measured by the MSCI EAFE Indexii , and fixed income securities rose 6.13% according to the Lehman Brothers Aggregate Bond Index.iii

While the broad equity and bond indices rose, factors within those indices, such as quality, sectors, and style greatly influenced returns. Until the Fed changed its stance on the direction of future interest rate moves, lower quality and riskier securities led the market. From March 2003 through March 2004, the advantage to these types of securities was significantly greater than higher quality and lower risk securities. As interest rates began to increase in April 2004, higher risk styles and sectors, such as information technology companies and small cap growth stocks, began to fall through most of the summer of 2004. Many market participants entered the calendar year 2004 anticipating a change in interest rate policy, but fewer investors anticipated the continued rise in energy costs during 2004. Economic growth continued into 2004, although at a slower pace, as these two factors began to affect the economy.

From the period that the market peaked in 2000, fell into a bear market, and then began recovery in 2003, smaller stocks and value oriented stocks produced returns greater than larger and growth oriented stocks. This effect was in both the United States and the international markets. Smaller and value stocks outperformed due to many factors, including the valuation anomaly between growth and value stocks, the impact of the global economic recovery on commodity and materials based companies, the sharp slowdown in technology based spending, and the benefit of low interest rates for many smaller financial institutions.

During the year ended August 31, 2004, Consulting Group recommended, and the Board of Trustees approved, the following changes to the Funds:

Large Capitalization Value Equity Investments:

•	The termination of The Boston Company Asset Management LLC and the hiring of Cambiar Investors LLC as an investment adviser effective July 1, 2004 with an investment advisory fee of 0.30% on the first $250 million and 0.25% thereafter.

Large Capitalization Growth Investments:

•	The addition of Sands Capital Management Inc. as an investment adviser effective January 2, 2004 with an investment advisory fee of 0.35% on the first $300 million and 0.30% thereafter.

•	The termination of Alliance Capital Management L.P. and the hiring of Westfield Capital Management Company, Inc. as an investment adviser effective April 1, 2004 with an investment advisory fee of 0.35% on the first $300 million and 0.30% thereafter.

Small Capitalization Growth Investments:

•	The termination of Westpeak Global Advisors, L.P. effective April 16, 2004.

International Equity Investments:

•	The termination of Oechlsle International Advisors, LLC and the hiring of William Blair & Company, LLC as an investment adviser effective April 1, 2004 with an investment advisory fee of 0.40% on the first $100 million and 0.35% thereafter.

Emerging Markets Equity Investments:

•	The termination of F&C Emerging Markets Ltd. and the hiring of Newgate LLP as an investment adviser effective April 1, 2004 with an investment advisory fee of 0.50%.

Core Fixed Income Investments (formerly known as Intermediate Fixed Income Investments):

•	The addition of Western Asset Management Company as an investment adviser effective June 7, 2004 with an investment advisory fee 0.20%.

High Yield Investments:

•	A new investment advisory agreement with Seix Investment Advisors Inc. following its acquisition by Trusco Capital Management, Inc. effective May 28, 2004.

Subsequent to the reporting period, the Board of Trustees terminated Julius Baer Investments Ltd., and hired Pacific Investment Management Company as an investment adviser to International Fixed Income Investments effective October 6, 2004 with an investment advisory fee of 0.25%.

A summary of the Funds’ performance for the year ended August 31, 2004 can be found on page 4.

Shareholder Notice

On March 22, 2004, the shareholders of Mortgage Backed Investments, Multi-Sector Fixed Income Investments and Long-Term Bond Investments (the “Acquired Funds”) approved a Plan of Reorganization providing for (i) the acquisition of all of the assets of each of the Acquired Funds in exchange for shares of beneficial interest of Intermediate Fixed Income Investments (the “Acquiring Fund”) and the assumption by the Acquiring Fund of all the liabilities of each of the Acquired Funds and (ii) the distribution to shareholders of each Acquired Fund of such shares of beneficial interest of the Acquiring Fund in liquidation of each Acquired Fund and the cancellation of each Acquired Fund’s outstanding shares.

On March 22, 2004, the shareholders of the Acquiring Fund also approved a change in its investment objective from “current income and reasonable stability of principal” to “maximum total return, consistent with preservation of capital and prudent investment management.” The reorganization and change in investment objective occurred on June 4, 2004 at which time the Acquiring Fund was renamed Core Fixed Income Investments.

Information About Your Funds

As previously reported to you, the mutual fund industry has come under the scrutiny of federal and state regulators. Along with others in the industry, Smith Barney Fund Management LLC (“SBFM”), the adviser to your fund, and some of its affiliates have responded to requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues. The regulators appear to be examining, among other things, how fund managers dealt with market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. We have identified market timing in your fund, including an arrangement with an investor that permitted frequent trading to occur in your fund. We do not believe that arrangement involved selective portfolio disclosure or late trading. The arrangement was terminated early in 2001. Governmental review of these matters is continuing. Any resolution of this matter is not expected to have a financial impact on the fund. We thank you for your continued support and encourage you to contact your Financial Consultant for further assistance and guidance.

In November 2003, Citigroup Asset Management (“CAM”) disclosed an investigation by the Securities and Exchange Commission (“SEC”) and the U.S. Attorney relating to Citigroup Asset Management’s entry into the transfer agency business during 1997-1999. Citigroup has disclosed that the Staff of the SEC is considering recommending a civil injunctive action and/or an administrative proceeding against certain advisory and transfer agent entities affiliated with Citigroup, the former CEO of CAM, a former employee and a current employee of CAM, relating to the creation, operation and fees of its internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

The recent twelve-month period offered investors positive opportunities across all asset classes. The importance of asset allocation and diversification of assets remains at the core of our process. We thank you for your continued support and encourage you to contact your Financial Consultant for further assistance and guidance.

Sincerely,

R. Jay Gerken, CFA Chairman, President and Chief Executive Officer

October 10, 2004

[i]	The S&P 500 Index is a market-value weighted index comprised of 500 widely held common stocks. An investor cannot invest directly in an index.

ii	The Morgan Stanley Capital International EAFE (Europe, Australasia and Far East) Index is a market capitalization-weighted index that measures the performance of the leading stocks in 21 developed countries outside of North America. (The 21 countries include Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, United Kingdom, Australia, New Zealand, Hong Kong, Japan and Singapore.) An investor cannot invest directly in an index.

iii	The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity. An investor cannot invest directly in an index.

Performance of the Consulting Group Capital Markets Funds for the Year Ended August 31, 2004†* (unaudited)

Large Capitalization Value Equity Investments	12.89%
Russell 1000 Value Index (1)	17.52

Large Capitalization Growth Investments	4.14
Russell 1000 Growth Index (2)	5.36

Small Capitalization Value Equity Investments	23.24
Russell 2000 Value Index (3)	19.49

Small Capitalization Growth Investments	1.18
Russell 2000 Growth Index (4)	3.38

International Equity Investments	16.90
Morgan Stanley Capital International EAFE-Capitalization Weighted Index (5)	22.64

Emerging Markets Equity Investments	17.71
Morgan Stanley Capital International Emerging Markets Free Index (6)	20.50

Government Money Investments‡	0.48
90-day Treasury Bill Index	1.06

Core Fixed Income Investments	5.17
Lehman Brothers Aggregate Bond Index (7)	6.13
Lehman Brothers Intermediate Government/Credit Bond Index (8)	5.07

High Yield Investments	11.81
Lehman Brothers High Yield Index (9)	13.98

Municipal Bond Investments	7.12
Lehman Brothers Municipal Bond Index (10)	7.11

International Fixed Income Investments	14.00
Citigroup Non-U.S. Government Bond Index (11)	13.12

See pages 26 through 28 for all footnotes.

Large Capitalization Value Equity Investments

ABOUT THE SUB-ADVISERS

•	Cambiar Investors LLC (“CI”)

Cambiar applies a disciplined, relative-value approach to investing with the Large Cap Value universe. They conduct a detailed, independent analysis of a company’s future prospects, often focusing on specific products or business initiatives. The team looks to uncover catalysts than can unlock the valuation potential and focus on companies that are leaders, offering strong brands or valuable and unique intellectual property.

•	Chartwell Investment Partners (“Chartwell”)

Employs “top-down” and “bottom-up” management techniques in managing its portion of the Portfolio’s assets. Chartwell focuses on a combination of low price-to-sales, price-to-earnings, price-to-cash flow and price-to-book ratios, along with a preference for premium yielding issues. The sub-adviser then shifts its focus to identifying those companies with evidence of a major catalyst for change.

•	Alliance Capital Management L.P., through its Bernstein Investment Research and Management unit (“Alliance”)

Seeks to exploit security mispricings and the opportunities this creates. The screening process begins by searching for undervalued securities within a universe of stocks comprising the S&P 500 Index and 200 additional large/mid-cap stocks not contained in the S&P 500 Index. Quantitative ranks in quintiles are then applied based on a stock’s expected return and risk considerations. Alliance also takes into consideration earnings estimate revisions and relative price trend determinations in attempting to avoid the classic value trap of buying too early.

During the year of September 1, 2003 through August 31, 2004, there was a change in the sub-adviser line-up for the Large Capitalization Value Equity Investments (“Portfolio”). Cambiar Investors (“CI”) replaced The Boston Company Asset Management. The allocation among the sub-advisers at the end of the period was Alliance Bernstein (“Alliance”) 34%, CI 33% and Chartwell Investment Partners (“Chartwell”) 33%. The Portfolio underperformed the Russell 1000 Value Index.

The powerful rally that began in 2003 and continued into January of 2004 moderated as the year progressed. During the period of September 1, 2003 through August 31, 2004, the S&P 500 Index posted an 11.45% gain. Value stocks outperformed growth stocks for the period with the Russell 1000 Value up 17.52% while the Growth Index was up 5.36%. Against this backdrop, your Portfolio returned 12.89%, underperforming its benchmark, but outperforming both the Growth Index and the S&P 500.

In the Alliance allocation, much of the positive performance for the period resulted from good stock selection in the energy sector. Within the utilities sector, the majority of our holdings posted double digit gains. On the negative side, stock selection in the Consumer Cyclicals sector was the largest detractor to performance. The Consumer Staples sector also detracted from performance.

CI began managing their allocation in July 2004 and during this time Utilities, Energy and REITS were the strong performers within the Index; each of these sectors were underweight in the CI allocation. The CI allocation has positioned its allocation to have overweight positions in Healthcare, Consumer Cyclicals and Consumer Staples.

The Chartwell allocation was overweight in the Industrials sector, which contributed favorably to performance due to increased spending on capital goods. In addition, stock selection in the Basic Materials and Healthcare sectors benefited performance. Alternatively, the Chartwell overweight position in the Technology sector detracted from performance, as signs of improved demand in this sector are slow to develop.

The Portfolio and each of its sub-advisers remain committed to the asset class and their individual investment styles.

The following graph depicts the performance of the Large Capitalization Value Equity Investments vs. the Russell 1000 Value Index1 and the Lipper Large-Cap Value Funds Average.12

The performance shown above represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

LARGE CAPITALIZATION VALUE EQUITY INVESTMENTS (unaudited)

Average Annual Total Returns for the Period Ended August 31, 2004

	Without TRAK Fee	With TRAK Fee*
Since inception (11/18/91)	9.03%	7.41%
10 year	9.47	7.84
5 year	1.08	(0.43)
3 year	1.15	(0.36)
1 year	12.89	11.21

See pages 26 through 28 for all footnotes.

RISKS: The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on performance. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. Investments in small and medium-capitalizations companies may involve a higher degree of risk and volatility than investments in larger, more established companies.

Large Capitalization

Growth Investments

ABOUT THE SUB-ADVISERS

•	Turner Investment Partners, Inc. (“Turner”)

Employs an active management style and seeks to invest in companies with improving earnings dynamics in each of ten broad market sectors. In order to identify potential investments, Turner utilizes (i) a proprietary computer model which ranks stocks by sector and size by examining 80 factors; (ii) fundamental analysis of stocks selected by the proprietary model, including communications with company management, industry experts and competitors; and (iii) technical analysis, including examination of money flow and relative strength. Turner will sell a stock because of a poor ranking from the model, concern about the fundamentals of a stock, a downward revision in earnings estimates from Wall Street analysts or company management, or changes in money flow for a stock.

•	TCW Investment Management Co. (“TCW”)

Seeks to maximize total return with an emphasis on capital appreciation. Their investment philosophy stresses investment in high-quality companies with opportunities for growth that are not fully reflected in stock market valuations. TCW utilizes a “bottom-up” investment strategy that focuses primarily on assessing the operating prospects of each prospective holding. Companies targeted for investment typically are those believed to have strong and enduring business models and inherent advantages over their competitors.

•	Sands Capital Management, Inc (“SCM”):

Sands Capital Management’s goal is to manage assets for the long-term by owning the best ideas in a focused portfolio of generally 25 to 30 companies. The Investment Team is a firm believer in the simple, yet powerful idea that over the long-term stock prices eventually follow earnings growth.

•	Westfield Capital Management Co., LLC (“Westfield”)

Uses an active management style and favors investing in earnings stocks given its conviction that stock prices follow earnings progress and that they offer the best opportunity for superior real rates of return. The sub-adviser believes that reasonably priced stocks with high earnings potential are best identified through in-depth, fundamental research. The sub-adviser believes that the small cap portion of the market is under-researched, and therefore less efficient than the large cap sector. It generally sells a security when a stock price exceeds full value as calculated by the sub-adviser or as evidenced by declining earnings growth rates and balance sheet trends.

During the year of September 1, 2003 through August 31, 2004, there was a change in the sub-adviser line-up for the Large Capitalization Growth Equity Investments (“Portfolio”). Sands Capital Management (“SCM”) replaced Alliance Capital Management and Westfield Capital Management (“Westfield”) was retained as an additional sub-adviser. The allocation among the sub-advisers at the end of the period was SCM 25%, TCW Investment Management (“TCW”) 25%, Turner Investment (“Turner”) 25% and Westfield 25%. The Portfolio underperformed the Russell 1000 Growth Index.

The stock market set a torrid pace in the first half of the period, but then cooled considerably over the next six months as investors’ psychology turned pessimistic and increasingly risk averse. Among the developments putting a damper on stocks: rising oil prices, softening retail sales, the threat of renewed terrorist attacks, weak earnings reports by bellwether companies, the Iraq quagmire and the outcome of the Bush-Kerry presidential race in November. For the entire period, 9 of the 10 market sectors of the Russell 1000 Growth Index generated positive returns, the only exception being Technology.

The SCM allocation concluded the period overweight in the Healthcare sector, owning securities in the three sub-sectors of Biotechnology, Medical Devices, and Pharmaceuticals. Noticeably absent were positions in any of the large pharmaceutical companies, which no longer can fit the definition of a growth company as defined by SCM. The other major contributing sector was Consumer Discretionary, which held a significantly overweight position. The added value or outperformance of the SCM allocation came from superior stock selection. The SCM turnover is typically less than 25% per year, giving them an average holding period of approximately four to five years. This low turnover means they generally own the same businesses throughout the year and beyond, with minimal trading activity. Earnings growth was balanced across all growth sectors represented in the portfolio, including Consumer/Retail (EPS +40% year-over-year), Financial Services (+27%), Healthcare (+28%), and Technology (+30%). Results like these do not go unnoticed for long.

In the Turner Large Cap Growth allocation the underperformance was mainly due to poor results in the Healthcare, Producer Durable, Financials, and Auto and Transportation sectors, which amounted to a 40% average weighting over the year. The Consumer Discretionary sector contributed the most to performance, while Energy and Materials added modest gains for the year. In the Turner Mid Cap Growth allocation, leading the way was the underperformance in the Consumer Discretionary, Producer Durable, Financials and Healthcare sectors. Significant industry detractors included Commercial Services within the Consumer Discretionary sector and Production Technology within the Producer Durable sector.

In the Westfield allocation the Industrial sector was the largest detractor from performance. Within the Information Technology sector the underweight allocation still had negative performance due to stock selection. The allocation to the Energy and Healthcare sectors added value during the year.

For the TCW allocation, for the 12 months ended August 31, 2004, holdings within the Information Technology and Consumer Discretionary sectors were the strongest positive contributors to performance. These areas were also the largest sectors within the TCW portion of the Portfolio. Financials, a sector that is overweight versus the Russell 1000 Growth, also provided a boost to performance for the period. The weakest performing sector for the period was Healthcare, where the TCW portion is underweight versus the benchmark, followed by industrials. Consumer Staples also underperformed for the period. Finally, small net underperformance can be attributed to Energy, Materials, Telecommunications and Utilities, to which the TCW portion of the Portfolio had no exposure.

The following graph depicts the performance of the Large Capitalization Growth Investments vs. the Russell 1000 Growth Index2 and the Lipper Large-Cap Growth Funds Average.13

The performance shown above represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

LARGE CAPITALIZATION GROWTH INVESTMENTS (unaudited)

Average Annual Total Returns for the Period Ended August 31, 2004

	Without TRAK Fee	With TRAK Fee*
Since inception (11/18/91)	7.79%	6.18%
10 year	7.62	6.02
5 year	(6.98)	(8.37)
3 year	(1.58)	(3.05)
1 year	4.14	2.59

See pages 26 through 28 for all footnotes.

RISKS: The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on performance. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. Investments in small and medium-capitalizations companies may involve a higher degree of risk and volatility than investments in larger, more established companies.

Small Capitalization Value Equity Investments

ABOUT THE SUB-ADVISERS

•	Rutabaga Capital Management LLC (“RCM”)

Focuses exclusively on micro and small capitalization stocks and looks to unearth uncommon or currently unfavored stocks. The firm’s analysts employ extensive bottom-up fundamental research to identify high quality companies with catalysts to increase margins and intrinsic value but are neglected or misperceived by the market.

•	ING Investment Management Co. (“ING”)

Selects stocks on a bottom-up basis utilizing fundamental research in order to identify stocks of companies undergoing a material change that may be purchased at a reasonable price in relation to their earnings growth rate.

•	NFJ Investment Group (“NFJ”)

An active management style that invests in a diversified portfolio of small capitalization common stocks that it believes are undervalued in the marketplace generally and within their respective industries. The sub-adviser also considers valuation factors such as price-to-book, price-to-cash flow, dividend policy and industry outlook in selecting stocks for investment.

During the year of September 1, 2003 through August 31, 2004, the sub-advisers to Small Capitalization Value Equity Investments (“Portfolio”) were Rutabaga Capital Management (“RCM”) 33%, ING Investment Management, formerly known as Furman Selz Capital Management, (“ING”) 33% and NFJ Investment Group (“NFJ”) 34%. The Portfolio significantly outperformed the Russell 2000 Value Index.

Small Cap stocks generally tracked the performance of Large Cap stocks during the period under review, with the Dow, S&P and the Russell 2000 all up between ten to eleven percentage points. Within the Small Cap sector, value stocks outpaced growth stocks as the Technology sector significantly underperformed the other sectors.

The RCM allocation benefited from their sector weights, specifically, by being equal or overweight in the two best performing sectors — Energy and Materials and Processing, and by being underweight in Technology, the worst performing sector. Favorable sector weightings, coupled with solid stock selection helped the RCM outperform the Russell 2000 Value Index.

The ING allocation during the period was diversified among all sectors, with Financials, Industrials, and Consumer Discretionary the three largest allocations. The ING allocation trailed the index due to stock selection within the Consumer Discretionary and Information Technology. The underweight to Financials was also a drag on performance. Reallocation benefited from the overweight in the Healthcare and Materials sector.

The NFJ allocation maintained a portfolio of approximately 100 names that are broadly diversified by economic sector and industry. In addition, all companies at the time of purchase had a dividend policy. The allocation has consistently maintained a smaller weight to the Finance sector, which hindered performance. The overweight allocation to the Energy sector provided strong returns as strong stock selection generated significant value added. With the Technology sector posting the worst gain within the Index, the underweight helped performance.

The Portfolio and each of the sub-advisers remain committed to the asset class and their individual investment styles.

The following graph depicts the performance of the Small Capitalization Value Equity Investments vs. the Russell 2000 Value Index3 and the Lipper Small Cap Value Funds Average.14

The performance shown above represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

SMALL CAPITALIZATION VALUE EQUITY INVESTMENTS (unaudited)

Average Annual Total Returns for Period Ended August 31, 2004

	Without TRAK Fee	With TRAK Fee*
Since inception (11/18/91)	10.77%	9.12%
10 year	11.79	10.12
5 year	11.30	9.64
3 year	10.64	8.99
1 year	23.24	21.41

See pages 26 through 28 for all footnotes.

RISKS: The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on performance. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. Investments in small and medium-capitalizations companies may involve a higher degree of risk and volatility than investments in larger, more established companies.

Small Capitalization

Growth Investments

ABOUT THE SUB-ADVISERS

•	Wall Street Associates (“WSA”)

Follows a bottom-up investment style. It looks for companies with superior earnings growth, strong balance sheets, attractive valuations and potentially positive earning surprises.

•	Westfield Capital Management Co., LLC (“Westfield”)

Favors investing in earnings growth stocks given their conviction that stock prices follow earnings progress and that they offer the best opportunity for superior real rates of return. Reasonably priced stocks of companies with high foreseen earnings potential are best identified through in-depth, fundamental research. It is their belief that the small cap portion of the market is under-researched, and therefore less efficient, than the large cap sector.

During the year of September 1, 2003 through August 31, 2004 there was a change in the sub-adviser line-up for the Small Capitalization Growth Equity Investments (“Portfolio”). Westpeak Global Advisors, LP was terminated and the assets were reallocated to the remaining sub-advisers. The allocation among the sub-advisers at the end of the period was Wall Street Associates (“WSA”) 50% and Westfield Capital Management (“Westfield”) 50%. The Portfolio underperformed the Russell 2000 Growth Index.

The twelve-month period proved to be fairly volatile within the asset class. The market exhibited strength in the fourth quarter of 2003 and early 2004. However, equity prices softened during the second quarter of 2004 as investors digested the implications of record oil prices, a restrictive monetary policy and continued terrorist threats.

WSA’s technology position diminished performance, as these stocks experienced a bit of consolidation following the large gain in 2003. The WSA’s Technology and Producer Durable stocks produced double-digit declines for the year-end. By comparison, the Energy sector gained 19%, while Materials and Processing stocks rose 52%, with Healthcare stocks returning 9% for the period.

The Westfield allocation outperformance was driven primarily by the Healthcare sector. Within the Healthcare sector, the allocation was well diversified through Biotechnology, Service Equipment and Facilities industries. An overweight to Financials contributed positively to performance, while the allocation within the Industrial, and Consumer Discretionary sectors detracted from performance.

The portfolio and each of the sub-advisers remain committed to the asset class and their individual investment styles.

The following graph depicts the performance of the Small Capitalization Growth Investments vs. the Russell 2000 Growth Index4 and the Lipper Small Cap Growth Funds Average.15

The performance shown above represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

SMALL CAPITALIZATION GROWTH INVESTMENTS (unaudited)

Average Annual Total Returns for Period Ended August 31, 2004

	Without TRAK Fee	With TRAK Fee*
Since inception (11/18/91)	9.71%	8.07%
10 year	7.50	5.90
5 year	(0.67)	(2.15)
3 year	(0.79)	(2.27)
1 year	1.18	(0.32)

See pages 26 through 28 for all footnotes.

RISKS: The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on performance. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. Investments in small and medium-capitalizations companies may involve a higher degree of risk and volatility than investments in larger, more established companies.

International Equity Investments

ABOUT THE SUB-ADVISERS

•	William Blair & Co., LLC (“WBC”)

William Blair & Company’s investment approach is focused on a conservative, long-term approach to growth investing. They seek companies with growth characteristics that include high benchmark revenue growth, EPS growth, DPS growth and consensus long-term growth estimates.

•	Philadelphia International Advisors, LP (“PIA”)

PIA utilizes a bottom-up approach to international investing. It selects stocks to buy and sell by evaluating a company’s growth outlook and market valuation based on traditional value characteristics, positive company-specific catalysts and other operating and financial conditions. It selects countries primarily by evaluating a country’s valuation ratios such as price-to-earnings and dividend yield, prospective economic growth, government policies and other factors.

•	Brandywine Asset Management, Inc. (“BAM”)

With regard to stock selection, Brandywine employs a quantitative screen which takes into account country, industry and company valuation history. Brandywine seeks stocks whose performance has deviated from their historical mean and likely will revert to this historical mean.

During the year of September 1, 2003 through August 31, 2004 there was a change in the sub-adviser line-up for International Equity investments (“Portfolio”). William Blair & Company (“WBC”) replaced Oechsle International Advisors. The allocation among the sub-advisers at the end of the period was Brandywine Asset Management (“BAM”) 30%, Philadelphia International Advisors (“PIA”) 40% and WBC 30%. The Portfolio underperformed its benchmark.

The market environment during the period can be divided into two distinct six-month periods. From September 2003 to February 2004, equities around the world were recovering, strongly in responses to signs of broad economic growth and a significant rebound in corporate profits. By March 2004 this “acceleration” phase was fully discounted and investors became increasingly concerned. Surging oil prices, rising interest rates, a slowdown in China and terrorism were issues that halted the once strong recovery. As a result, markets moved sideways within a five to ten percentage point trading range through August 2004.

The BAM assets were allocated to be positioned with an overweighting in the Consumer Cyclical, Technology and Basic Materials sectors. The allocation was overweight to the MSCI EAFE Index in Energy, Financials, Industrial and Telecommunications. From a country perspective, performance was dominated by Austria, Belgium, Ireland, Norway and Portugal. The allocations to Germany, Switzerland and Japan all registered sub-par results.

The PIA assets, allocated to overweight Continental Europe, generated strong returns relative to France, Germany, Netherlands, and Switzerland. These were offset somewhat, however, by stock selection in Japan. From a sector perspective, stock selection in Consumer Staples, Industrials, and Information Technology added to the performance relative to the benchmark while an underweight in Financial stocks modestly detracted from performance.

With respect to the WBC allocation, there were setbacks in individual stocks during the period, particularly in Japan and the UK. However, the overweight positions in the emerging markets had a positive influence on the Portfolio and helped performance. Stock selection in the emerging markets as well as the allocation to these regions benefited the Portfolio. Sectorally, Information Technology and Telecommunication Services helped performance, in relation to the benchmark. The selection of stocks in these sectors helped to improve performance. The largest detractors from performance were the Consumer Discretionary and Healthcare sectors. The selection of securities in these sectors hurt overall performance.

The Portfolio and each of the sub-advisers are committed to the asset class and their individual investment styles.

The following graph depicts the performance of the International Equity Investments vs. the MSCI EAFE-Capitalization Weighted Index5 and the Lipper International Funds Average.16

The performance shown above represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INTERNATIONAL EQUITY INVESTMENTS (unaudited)

Average Annual Total Returns for Period Ended August 31, 2004

	Without TRAK Fee	With TRAK Fee*
Since inception (11/18/91)	5.30%	3.74%
10 year	3.29	1.75
5 year	(1.14)	(2.62)
3 year	3.56	2.02
1 year	16.90	15.16

See pages 26 through 28 for all footnotes.

RISKS: The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on performance. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. Investments in small and medium-capitalizations companies may involve a higher degree of risk and volatility than investments in larger, more established companies.

Emerging Markets

Equity Investments

ABOUT THE SUB-ADVISERS

•	SSgA Funds Management, Inc. (“SSgA”)

Uses quantitative analysis to identify countries and stocks which are undervalued relative to their growth rates. It employs an investment process that combines top-down country selection with bottom-up stock selection to determine an optimal country and security mix.

•	Newgate LLP (“Newgate”)

Newgate seeks long-term growth of capital by utilizing a top-down value approach in identifying undervalued economic countries, regions and sectors. Newgate incorporates both geopolitical and macroeconomic factors into its investment strategy through fundamental quantitative analysis, investment experience and professional judgment.

During the year of September 1, 2003 through August 31, 2004 there was a change in the sub-adviser line-up for Emerging Markets Equity Investments (“Portfolio”). Newgate LLP (“Newgate”) replaced F&C Emerging Markets. The allocation among the sub-advisers at the end of the period was State Street Global Advisors (“SSgA”) 50% and Newgate 50%. The Portfolio underperformed its benchmark.

In general, investors’ appetite for risk has fallen off and their focus has shifted towards quality of corporate earnings. Global economic growth has moderated from its rapid pace in late 2003 due to slowdowns in China and the US, but still remains above long-term average growth rates. The emerging markets’ strong first quarter was negated by a disappointing second quarter, but then recovered slightly through August. Some emerging countries offered an interesting mix of highlights. For example, Russia has benefited from higher oil prices, robust GDP growth and attractive stock market valuations, although these positive results have been offset primarily by the Yukos saga. The government takeover of the oil giant has shaken the confidence of many foreign investors despite the country’s recent growth and valuation levels. In addition, although China’s recent rapid growth has slowed, it still remains higher than most countries. China is running a current account surplus, and inflation remains low.

The Newgate allocation had an overweight within Latin America and specifically their overweight position in Brazil hurt performance during the second quarter as US interest rate fears pushed Brazilian shares lower by 12%. The Brazilian economy now appears healthier than ever, with a $28 billion dollar trade surplus, accelerating GDP growth and record tax collections. In July and August, Brazilian shares have rallied over 15%. Stocks, however, are still priced at just 7 times 2004 earnings, a significant discount to most of its Latin American peers. In Latin America, we remain bullish in Brazil and Argentina, with a fairly neutral position in Mexico. Trading at just 8 times earnings, Brazil currently offers a unique combination of vibrant domestic growth and global trade participation.

Newgate has been underweight Israel for the past year based on their negative outlook for technology related companies and ongoing geopolitical concerns. This underweight reduced portfolio performance in second quarter, but enhanced performance in the third. The Newgate allocation rebounded in July and August as global investors shrugged off higher oil prices and snapped up assets on the cheap. Presidential elections, re-elections and election surprises all faded into the background as emerging market growth continued to accelerate. According to the International Monetary Fund, world GDP growth is now expected to hit 5% this year, the fastest pace in nearly 3 decades. Global demand for raw materials, natural resources and cheaper labor could easily fuel emerging markets for the next five years.

In Asia, Newgate continues to favor India and Taiwan over China. There is no doubt that Chinese growth leads the world, but they prefer to access that growth via Taiwanese and Hong Kong companies trading at much lower relative multiples. In Southeast Asia, Newgate remains overweight Thailand and Indonesia while avoiding the Malaysian market entirely. And in the EMEA, they continue to underweight South Africa and Israel, while focusing the portfolio on Russia and Turkey.

For the SSgA allocation, the overweight to Thailand and Brazil were positive for performance. The underweight for India was also a positive to performance as the market remained expensive, and already jittery investors were surprised when India’s ruling BJP party unexpectedly lost power in parliamentary elections. The allocations to Taiwan, Russia and Chile were all detractors to performance.

The following graph depicts the performance of the Emerging Markets Equity Investments vs. the MSCI Emerging Markets Free Index6 and the Lipper Emerging Markets Funds Average.17

The performance shown above represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

EMERGING MARKETS EQUITY INVESTMENTS (unaudited)

Average Annual Total Returns for Period Ended August 31, 2004

	Without TRAK Fee	With TRAK Fee*
Since inception (4/20/94)	0.84%	(0.67)%
10 year	(0.84)	(2.32)
5 year	3.00	1.47
3 year	14.88	13.17
1 year	17.71	15.95

See pages 26 through 28 for all footnotes.

RISKS: The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on performance. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. Investments in small and medium-capitalizations companies may involve a higher degree of risk and volatility than investments in larger, more established companies.

Government Money Investments

ABOUT THE SUB-ADVISER

•	Standish Mellon Financial Management LLC (“Standish”)

The Portfolio invests exclusively in U.S. Treasury securities and other U.S. government securities rated by a nationally recognized rating organization in the two highest short-term rating categories or, if unrated, of equivalent quality as determined by the sub-adviser. Individual securities must have remaining maturities of 397 days or less. Standish seeks to improve the Portfolio’s yield through actively managing sector allocations and the average maturity of the Portfolio. Standish monitors the spread relationships between U.S. Treasury and government agency issues, and purchases agencies when they provide a yield advantage. In addition, Standish will change the maturity structure modestly to reflect its outlook on interest rates.

During the year of September 1, 2003 through August 31, 2004, the sub-adviser to the Government Money Investments (“Portfolio”) was Standish Mellon Financial Management (“Standish”). The Portfolio underperformed its benchmark.

GOVERNMENT MONEY INVESTMENTS (unaudited)

Average Annual Total Returns for the Period Ended August 31, 2004‡

	Without TRAK Fee	With TRAK Fee*
Since inception (11/18/91)	3.67%	2.12%
10 year	3.83	2.28
5 year	2.70	1.17
3 year	1.04	(0.46)
1 year	0.48	(1.02)

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

See pages 26 through 28 for all footnotes.

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at one dollar per share, it is possible to lose money by investing in the Portfolio.

Core Fixed

Income Investments

ABOUT THE SUB-ADVISERS

•	BlackRock Financial Management, Inc. (“BlackRock”)

Employs a relative value approach which entails portfolio duration within a narrow range and value added through sector and sub-sector rotation within the corporate and mortgage sectors. BlackRock evaluates securities within a risk management framework which consists of determining interest rate risk, yield curve risk, cash flow risk, credit risk and liquidity risk of securities.

•	Pacific Investment Management Co. (“PIMCO”)

Employs “top-down” and “bottom-up” investment techniques. It implements the following “top-down” strategies: duration and volatility analysis, sector evaluation and yield curve shape analysis. The sub-adviser also employs the following “bottom-up” strategies: credit analysis, quantitative research, issue selection and cost-effective trading.

•	Western Asset Management Co. (“Western”)

Emphasizes three key strategies to enhance the Portfolio’s total return: (i) adjusting the allocation of the Portfolio among the key sectors of the fixed-income market depending on its forecast of relative values; (ii) tracking the duration of the overall Portfolio so that it falls within a narrow band relative to the benchmark index, with adjustment made to reflect its long-term outlook for interest rates; and (iii) purchasing under-valued securities in each of the key sectors of the bond market while keeping overall quality high.

During the period of June 4, 2004 through August 31, 2004, the sub-advisers to the Core Fixed Income Investments (“Portfolio”) were Pacific Investment Management Co. (“PIMCO”) 30%, Western Asset Management Company (“Western”) 30% and BlackRock Financial Management (“BlackRock”) 40%. The Portfolio slightly underperformed its benchmark for the period.

The fiscal year was marked by continued volatility across all fixed income sectors. In the first half of the period there were several shifts in sentiment as the market experienced both optimism regarding strengthening economic data and pessimism regarding US dollar weakness, softness in the equity markets, and the lack of job creation. Strong employment figures in March 2004 ended a string of disappointing releases and triggered a sharp rise in 10-year Treasury yields in April and May. Weaker economic data released in July and August caused a reevaluation of the pace and magnitude of assumed future rate hikes. The Federal Reserve Board’s (the “Fed”) statement from their August meeting acknowledged recent economic softness and attributed it to the rise in energy prices. They expressed a view that price pressures were likely to be transitory and that the economy was poised to resume a stronger pace of expansion. The Fed still considers current monetary policy to be accommodative and continues to believe that this accommodation can be removed gradually.

Within the PIMCO allocation the targeted duration is below-index when rates are near the bottom of their range and move toward neutral as they rise. There was also a modest emphasis on short/intermediate maturities and while there was a under weight to mortgage and corporates. Also during the period PIMCO sought to exploit other structural strategies such as buying bonds forward and investing the cash backing these positions in short maturities.

The Western allocation exceeded that of its benchmark as most strategies produced positive results. An overweight exposure to corporate bonds added to performance as credit spreads generally tightened, and a focus on the BBB subsector was rewarded by strong performance. Moderate exposure to the high-yield and emerging market sectors benefited substantially from tighter credit spreads. A moderate position in inflation-indexed bonds benefited from declining real yields and higher-than-expected inflation. The allocation’s largely neutral duration exposure during the past year had little impact on returns, but an emphasis on the longer end of the yield curve benefited as the yield curve flattened.

The BlackRock allocation was positioned in anticipation of a flattening yield curve, whereby the difference in yields between short and long-term bonds would decrease. This bias benefited performance as yields on the 2-year Treasuries increased 42 basis points (“bps”) over the period while 10-year yields fell by 34 bps. BlackRock’s overall duration positioning was also a positive contributor to performance as they tactically traded interest rates. Believing that interest rates were too low given the economic situation, BlackRock maintained their shorter duration relative to the benchmark for the majority of the period. The BlackRock allocation maintained an underweight in the corporate sector throughout the reporting period. This hurt relative performance as corporate bonds outperformed other sectors during the fiscal year. However, the individual security selection within the sector helped mitigate the negative impact.

The following graph depicts the performance of the Core Fixed Income Investments vs. the Lehman Brothers Aggregate Bond Index7 and the Lehman Brothers Intermediate Government/Credit Bond Index.8

The performance shown above represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CORE FIXED INCOME INVESTMENTS (unaudited)

Average Annual Total Returns for the Period Ended August 31, 2004‡

	Without TRAK Fee	With TRAK Fee*
Since inception (11/18/91)	6.20%	4.62%
10 year	6.26	4.68
5 year	6.55	4.97
3 year	4.89	3.33
1 year	5.17	3.60

See pages 26 through 28 for all footnotes.

RISKS: The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on performance. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. Investments in small and medium-capitalizations companies may involve a higher degree of risk and volatility than investments in larger, more established companies. The Portfolio may invest in high yield bonds, which involve greater credit and liquidity risks than investment grade bonds.

High Yield Investments

ABOUT THE SUB-ADVISERS

•	Seix Investment Advisors, Inc. (“Seix”)

Targets the healthiest segment of the high yield market (those securities rated “BB” and strong “B”). The Seix high yield portfolio seeks multiple sources of value through in-depth company research, active industry weightings and security selection.

•	Western Asset Management Co. (“Western”)

Combines traditional analysis with innovative technology applied to all sectors of the market. Western believes inefficiencies exist in the fixed-income market and attempts to add incremental value by exploiting these inefficiencies across all eligible market sectors. The key areas of focus are (i) sector and sub-sector allocation; (ii) issue selection; (iii) duration; and (iv) term structure.

During the year of September 1, 2003 through August 31, 2004 there were no changes in the sub-adviser line-up for High Yield Investments (“Portfolio”). The allocation of sub-advisers was Seix Investment Advisors (“Seix”) 50% and Western Asset Management Company (“Western”) 50%. The Portfolio underperformed its benchmark.

Over the past year, the US economy’s strength has generally exceeded most forecasts, with a growth rate of approximately 5%. High Yield bonds did well in this environment as easy money, stronger economic growth and corporate restructuring led to increasing profitability and reduced default risk, resulting in solid restoration of the asset class. The Seix allocation remained overweight in the Cable TV, Energy and Media sectors. With the price of oil reaching new highs, the oil related industries did quite well. Seix continued to avoid issues that they feel will not see strong improvement in the near future - Auto Supply, Airlines and Supermarkets.

The Western allocation was structured to incorporate their view that economic activity would exceed market expectations. This resulted in their allocation being overweight in the most economically sensitive industries, and maintaining a short duration position in anticipation of higher interest rates. An overweight to the Basic Industry composites, which returned 17%, aided relative performance. However, the short duration of the allocation hurt performance as the general level of interest rates declined during the period.

The portfolio and each of the sub-advisers remain committed to the asset class and their individual investment style.

The following graph depicts the performance of the High Yield Investments vs. the Lehman Brothers High Yield Index.9

The performance shown above represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

HIGH YIELD INVESTMENTS (unaudited)

Average Annual Total Returns for the Period Ended August 31, 2004

	Without TRAK Fee	With TRAK Fee*
Since inception (7/13/98)	1.11%	(0.39)%
5 year	0.92	(0.59)
3 year	5.73	4.15
1 year	11.81	10.14

See pages 26 through 28 for all footnotes.

RISKS: The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on performance. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. Investments in small and medium-capitalizations companies may involve a higher degree of risk and volatility than investments in larger, more established companies. The Portfolio may invest in high yield bonds, which involve greater credit and liquidity risks than investment grade bonds.

Municipal Bond Investments

ABOUT THE SUB-ADVISER

•	Smith Affiliated Capital Corp. (“Smith”)

Uses an active fixed-income management style that focuses first on the appropriate maturity allocation for the Portfolio within a given market environment. The maturity allocation is supplemented by a long-term market sector rotation. The sub-adviser focuses primarily on “vital service” revenue bonds and secondarily on general obligation bonds of high-quality issuers.

During the year of September 1, 2003 through August 31, 2004, the sub-adviser to the Municipal Bond Investments (“Portfolio”) was Smith Affiliated Capital (“Smith”). The Portfolio outperformed its benchmark.

During the year ended August 31, 2004 the fixed income markets witnessed a change in Federal Reserve (“Fed”) policy from one of accommodation in the face of threatening deflation, to the beginning of a steady, “measured”, series of Fed Funds increases aimed towards a loosely defined “neutral” stance. However, contrary to consensus opinion, this has not resulted in a uniform rise in rates across the curve, but in a flattening of both the taxable and tax-exempt curves about a pivot point situated between three and four years. Municipals in the intermediate maturity range have, therefore, actually had their yields decline by about 50 basis points during this time, albeit with some volatility.

The Portfolio has performed well given our policy of taking prudent call-protected maturity risk on high quality credits, while emphasizing cash flow from coupon income. While having allowed duration to decline slightly, we continue to use relative analysis to take advantage of yield enhancement opportunities when they arise, both with respect to specialty state valuations and bond structures that are attractive to different investment classes.

The Portfolio and sub-adviser remain committed to the asset class and their investment style.

The following graph depicts the performance of the Municipal Bond Investments vs. the Lehman Brothers Municipal Bond Index.10

The performance shown above represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MUNICIPAL BOND INVESTMENTS (unaudited)

Average Annual Total Returns for the Period Ended August 31, 2004

	Without TRAK Fee	With TRAK Fee*
Since inception (11/18/91)	5.83%	4.25%
10 year	5.90	4.32
5 year	6.52	4.93
3 year	5.16	3.59
1 year	7.12	5.53

See pages 26 through 28 for all footnotes.

RISKS: The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on performance. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. Investments in small and medium-capitalizations companies may involve a higher degree of risk and volatility than investments in larger, more established companies. The Portfolio may invest in high yield bonds, which involve greater credit and liquidity risks than investment grade bonds.

International Fixed

Income Investments

ABOUT THE SUB-ADVISER

•	Julius Baer Investments Ltd. (“Julius Baer”)

Applies portfolio economic analysis to select a portfolio of high-quality, well-diversified foreign bonds. From a universe of 20 developed countries outside the U.S., the sub-adviser forecasts which bond markets offer the best opportunity to outperform the U.S. bond market, considering factors such as currencies, local bond market conditions, issuers and instruments. It pays particular attention to markets that offer attractive yields. The sub-adviser employs a proprietary computer model to analyze exchange rates to assist in its forecasts and to help manage the risk of the Portfolio.

During the year of September 1, 2003 through August 31, 2004, the sub-adviser to the International Fixed Income Investments (“Portfolio”) was Julius Baer Investments Ltd. (“Julius Baer”). The Portfolio outperformed its benchmark.

The key theme in global markets over the past year has been the cyclical upturn in the global economy, driven by the U.S. and Asia (especially China) markets. As a result, global interest rates have begun to rise. In the U.S., the Federal Reserve began raising rates in June, initially in 25 basis point increments. Bond markets have been generally well behaved in spite of the increase in official rates, as the rate rises have been well telegraphed by central banks and global inflation remains generally well subdued. The other key feature of the past year has been the sharp increase in oil prices, driven primarily by strong growth in emerging economies.

2004 was a good year for bond returns, with a large portion of the gains earnings in the front half of the period under review. The biggest contributor to returns was the strength of the Euro, which toward the end of December 2003, was close to 1.301, approximately more than 15%. The growth in the budget and current account deficits took a toll on the dollar. The Portfolio was well situated to take advantage of this. Overseas purchases of U.S. treasuries have scaled back some of the Euro’s gains (which has kept the ten-year bond at a high price/low yield), but the deficits remains a threat to the level of the U.S. dollar. The other main sources of return, duration and country selection, were also positive. The Portfolio benefits from being exposed to these countries, which could benefit from growth, as well as those countries in Europe that could benefit from membership in the expanded European Union.

The Portfolio and the sub-adviser remain committed to the asset class and its investment style.

The following graph depicts the performance of the International Fixed Income Investments vs. the Citigroup Non-U.S. Government Bond Index11 and the Lipper International Income Funds Average.18

The performance shown above represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INTERNATIONAL FIXED INCOME INVESTMENTS (unaudited)

Average Annual Total Returns for Period Ended August 31, 2004

	Without TRAK Fee	With TRAK Fee*
Since inception (11/18/91)	7.19%	5.59%
10 year	6.87	5.28
5 year	5.83	4.26
3 year	10.87	9.22
1 year	14.00	12.30

See pages 26 through 28 for all footnotes.

RISKS: The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on performance. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. Investments in small and medium-capitalizations companies may involve a higher degree of risk and volatility than investments in larger, more established companies. The Portfolio may invest in high yield bonds, which involve greater credit and liquidity risks than investment grade bonds.

FOOTNOTES

†	The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

*	The Funds are available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK® may be up to 1.50%. The performance data shown does not reflect this fee, which would reduce returns.

‡	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.

1	The Russell 1000 Value Index is a capitalization weighted total return index which is comprised of 1,000 of the largest capitalized U.S. domiciled companies with greater-than-average value orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

2	The Russell 1000 Growth Index is a capitalization weighted total return index which is comprised of 1,000 of the largest capitalized U.S. domiciled companies with greater-than-average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

3	The Russell 2000 Value Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies with less-than-average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

4	The Russell 2000 Growth Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies with greater-than-average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

5

The Morgan Stanley Capital International EAFE-Capitalization Weighted Index is a composite portfolio of equity total returns for the countries of Australia, New Zealand and countries in Europe and the Far East, weighted based on each country’s market capitalization. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

6	The Morgan Stanley Capital International Emerging Markets Free Index is an index comprised of thirteen emerging markets open to direct foreign participation. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

7	The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Intermediate Government/Credit Bond Index and the Lehman Brothers Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

8	The Lehman Brothers Intermediate Government/Credit Bond Index is a weighted composite of: (i) Lehman Brothers Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S. government with a maturity between one and ten years; and (ii) Lehman Brothers Credit Bond Index, which is comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt with a maturity of between one and ten years, excluding collateralized mortgage obligations. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

9	The Lehman Brothers High Yield Index is composed of fixed rate, publicly issued, non-investment grade debt registered with the SEC. All bonds must be dollar-denominated, non-convertible, and have at least one year remaining to maturity as well as an outstanding par value of $100 million. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

10	The Lehman Brothers Municipal Bond Index is a weighted composite which is comprised of more than 15,000 bonds issued within the last five years, having a minimum credit rating of at least Baa and maturity of at least two years, excluding all bonds subject to the Alternative Minimum Tax and bonds with floating or zero coupons. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

11	The Citigroup Non-U.S. Government Bond Index is an index subset of the Citigroup World Bond Index that excludes corporate bonds denominated in U.S. dollars. It contains foreign government and supranational bonds denominated in Australian, Austrian, Belgian, British, Canadian, Danish, Dutch, French, German, Italian, Japanese, Spanish and Swedish currencies. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

12	The Lipper Large-Cap Value Funds Average is comprised of the Fund’s peer group of mutual funds investing in value oriented funds.

13	The Lipper Large-Cap Growth Funds Average is comprised of the Portfolio’s peer group of mutual funds investing in growth oriented funds.

14	The Lipper Small Cap Value Funds Average is comprised of the Portfolio’s peer group of mutual funds which limit their investments to small cap value companies.

15	The Lipper Small Cap Growth Funds Average is comprised of the Portfolio’s peer group of mutual funds which limit their investments to small cap growth companies.

16	The Lipper International Funds Average is an equally weighted average of the funds that invest their assets in securities with primary trading markets outside of the United States.

17	The Lipper Emerging Markets Funds Average is an equally weighted average of the funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures.

18	The Lipper International Income Funds Average is an equally weighted average of the funds that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, excluding the United States.

Fund Expenses

(unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) advisory program annual fees, which in the case of TRAK® may be up to 1.50%; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested on March 1, 2004 and held for the six months ended August 31, 2004.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without TRAK Fee(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(3)
Large Capitalization Value Equity Investments	(2.72)%	$1,000.00	$972.80	0.85%	$4.22
Large Capitalization Growth Investments	(5.51)	1,000.00	944.90	0.89	4.35
Small Capitalization Value Equity Investments	(0.46)	1,000.00	995.40	1.17	5.87
Small Capitalization Growth Investments	(11.46)	1,000.00	885.40	1.24	5.88
International Equity Investments	(4.56)	1,000.00	954.40	1.07	5.26
Emerging Markets Equity Investments	(8.10)	1,000.00	919.00	1.50	7.24
Government Money Investments	0.26	1,000.00	1,002.60	0.60	3.02
Core Fixed Income Investments	1.30	1,000.00	1,013.00	0.74	3.74
High Yield Investments	2.84	1,000.00	1,028.40	1.02	5.20
Municipal Bond Investments	0.63	1,000.00	1,006.30	0.90	4.54
International Fixed Income Investments	0.89	1,000.00	1,008.90	1.03	5.20

(1)	For the six months ended August 31, 2004.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the advisory program annual fees. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
(3)	Expenses are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Fund Expenses

(unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any advisory program annual fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these advisory program annual fees were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(2)
Large Capitalization Value Equity Investments	5.00%	$1,000.00	$1,020.86	0.85%	$4.32
Large Capitalization Growth Investments	5.00	1,000.00	1,020.66	0.89	4.52
Small Capitalization Value Equity Investments	5.00	1,000.00	1,019.25	1.17	5.94
Small Capitalization Growth Investments	5.00	1,000.00	1,018.90	1.24	6.29
International Equity Investments	5.00	1,000.00	1,019.76	1.07	5.43
Emerging Markets Equity Investments	5.00	1,000.00	1,017.60	1.50	7.61
Government Money Investments	5.00	1,000.00	1,022.12	0.60	3.05
Core Fixed Income Investments	5.00	1,000.00	1,021.42	0.74	3.76
High Yield Investments	5.00	1,000.00	1,020.01	1.02	5.18
Municipal Bond Investments	5.00	1,000.00	1,020.61	0.90	4.57
International Fixed Income Investments	5.00	1,000.00	1,019.96	1.03	5.23

(1)	For the six months ended August 31, 2004.
(2)	Expenses are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Schedules of Investments

August 31, 2004

Large Capitalization Value Equity Investments

Shares	Security	Value
COMMON STOCK — 95.3%
CONSUMER DISCRETIONARY — 11.6%

Auto Components — 1.3%
48,800	Borg Warner, Inc.	$2,183,312
153,630	Lear Corp.	8,277,584
94,000	Magna International Inc., Class A Shares	7,001,120

		17,462,016

Automobiles — 0.6%
70,250	General Motors Corp.	2,902,028
90,000	Harley-Davidson, Inc.	5,491,800

		8,393,828

Hotels, Restaurants & Leisure — 1.2%
222,000	Brinker International, Inc.*	6,759,900
100,000	Carnival Corp.	4,579,000
28,400	Harrah’s Entertainment, Inc.	1,368,596
94,265	International Game Technology	2,719,545

		15,427,041

Leisure Equipment & Products — 0.9%
736,360	Mattel, Inc.	11,848,032

Media — 4.3%
501,000	Comcast Corp., Special Class A Shares*	13,902,750
181,900	Fox Entertainment Group Inc., Class A Shares*	4,936,766
423,120	The Interpublic Group of Cos., Inc.*	4,463,916
550,400	Time Warner Inc.*	8,999,040
518,655	Viacom Inc., Class B Shares	17,276,398
268,000	The Walt Disney Co.	6,016,600

		55,595,470

Multiline Retail — 1.1%
70,119	Federated Department Stores, Inc.	3,043,165
216,725	The May Department Stores Co.	5,311,930
125,000	Target Corp.	5,572,500

		13,927,595

Specialty Retail — 1.5%
205,000	The Home Depot, Inc.	7,494,800
415,000	Limited Brands	8,333,200
272,200	Office Depot, Inc.*	4,357,922

		20,185,922

Textiles & Apparel — 0.7%
251,570	Jones Apparel Group, Inc.	8,978,533

	TOTAL CONSUMER DISCRETIONARY	151,818,437

CONSUMER STAPLES — 6.0%

Beverages — 0.9%
80,025	Anheuser-Busch Co., Inc.	4,225,320
140,600	Pepsi Co, Inc.	7,030,000

		11,255,320

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Value Equity Investments

Shares	Security	Value

Food & Drug Retailing — 1.6%
185,000	CVS Corp.	$7,400,000
409,400	The Kroger Co.*	6,767,382
303,700	Safeway Inc.*	6,134,740

		20,302,122

Food Products — 0.4%
210,000	Smithfield Foods, Inc.*	5,397,000

Household Products — 0.9%
54,805	Colgate-Palmolive Co.	2,959,470
159,370	The Procter & Gamble Co.	8,919,939

		11,879,409

Tobacco — 2.2%
596,080	Altria Group, Inc.	29,178,116

	TOTAL CONSUMER STAPLES	78,011,967

ENERGY — 7.5%

Energy Equipment & Services — 0.9%
417,370	Halliburton Co.	12,174,683

Oil & Gas — 6.6%
282,040	BP PLC, Sponsored ADR	15,145,548
144,300	ChevronTexaco Corp.	14,069,250
249,000	Conoco Phillips	18,533,070
340,390	Exxon Mobil Corp.	15,691,979
331,600	Occidental Petroleum Corp.	17,127,140
48,030	Total SA, Sponsored ADR	4,706,460
4,100	Valero Energy Corp.	270,723

		85,544,170

	TOTAL ENERGY	97,718,853

FINANCIALS — 28.4%

Banks — 9.1%
988,202	Bank of America Corp.	44,449,326
158,835	The Bank of New York Co., Inc.	4,733,283
255,700	National City Corp.	9,662,903
360,600	SunTrust Banks, Inc.	24,556,860
230,000	U.S. Bancorp	6,785,000
406,385	Wachovia Corp.	19,063,520
166,794	Wells Fargo & Co.	9,799,148

		119,050,040

Diversified Financials — 11.5%
400,000	Assured Guaranty Ltd.	6,412,000
389,665	Fannie Mae	29,010,559
258,385	Freddie Mac	17,342,801
161,400	The Goldman Sachs Group, Inc.	14,469,510
420,000	ING Groep NV, Sponsored ADR	10,264,800
595,360	J.P. Morgan Chase & Co.	23,564,349
143,550	Lehman Brothers Holdings Inc.	10,606,910
318,595	MBNA Corp.	7,690,883

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Value Equity Investments

Shares	Security	Value

Diversified Financials — 11.5% (continued)
275,590	Merrill Lynch & Co., Inc.	$14,074,381
320,935	Morgan Stanley	16,281,033

		149,717,226

Insurance — 7.8%
240,000	ACE Ltd.	9,252,000
215,000	Allstate Corp.	10,150,150
66,600	American International Group, Inc.	4,744,584
400,000	Conseco, Inc.*	6,800,000
212,310	Genworth Financial Inc., Class A Shares*	4,825,806
272,820	The Hartford Financial Services Group, Inc.	16,685,671
5,900	Jefferson-Pilot Corp.	282,610
136,800	Manulife Financial Corp.	5,667,624
110,145	Marsh & McLennan Cos., Inc.	4,922,380
203,600	MetLife, Inc.	7,584,100
114,815	Prudential Financial, Inc.	5,302,157
25,700	RenaissanceRe Holdings Ltd.	1,236,684
634,530	Unum Provident Corp.	10,266,695
196,155	XL Capital Ltd., Class A Shares	13,770,081

		101,490,542

	TOTAL FINANCIALS	370,257,808

HEALTHCARE — 9.3%

Healthcare Equipment & Supplies — 0.4%
94,000	Guidant Corp.	5,621,200

Healthcare Providers & Services — 2.4%
155,000	AmerisourceBergen Corp.	8,385,500
132,000	CIGNA Corp.	8,785,920
230,000	HCA Inc.	8,926,300
286,300	Humana, Inc.*	5,439,700

		31,537,420

Pharmaceuticals — 6.5%
375,090	Abbott Laboratories	15,637,502
406,000	Glaxo Smith Kline PLC, Sponsored ADR	16,702,840
273,900	Medco Health Solutions, Inc.*	8,553,897
100,380	Merck & Co., Inc.	4,514,089
499,605	Pfizer Inc.	16,322,095
615,830	Wyeth	22,520,903

		84,251,326

	TOTAL HEALTHCARE	121,409,946

INDUSTRIALS — 11.2%

Aerospace & Defense — 1.2%
80,100	The Boeing Co.	4,182,822
130,275	Lockheed Martin Corp.	7,006,190
91,130	Northrop Grumman Corp.	4,706,864

		15,895,876

Building Products — 0.7%
283,065	Masco Corp.	9,094,878

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Value Equity Investments

Shares	Security	Value

Commercial Services & Supplies — 0.9%
307,000	Allied Waste Industries, Inc.*	$3,143,680
125,000	Pitney Bowes, Inc.	5,445,000
151,930	Sabre Holdings Corp., Class A Shares	3,494,390

		12,083,070

Construction & Engineering — 0.6%
180,000	Jacobs Engineering Group Inc.*	7,039,800

Electrical Equipment — 0.9%
208,150	Cooper Industries, Inc., Class A Shares	11,494,043

Industrial Conglomerates — 3.7%
82,955	3M Co.	6,832,174
800,700	General Electric Co.	26,254,953
201,880	Honeywell International Inc.	7,263,642
130,100	Textron, Inc.	8,260,049

		48,610,818

Machinery — 1.5%
61,200	Eaton Corp.	3,693,420
50,000	Illinois Tool Works, Inc.	4,564,500
44,965	Ingersoll-Rand Co. Ltd., Class A Shares	2,923,175
337,320	Pall Corp.	8,217,115

		19,398,210

Road & Rail — 1.7%
270,400	Burlington Northern Santa Fe Corp.	9,680,320
91,705	Canadian National Railway Co.	4,178,997
266,700	CSX Corp.	8,422,386

		22,281,703

	TOTAL INDUSTRIALS	145,898,398

INFORMATION TECHNOLOGY — 8.7%

Communications Equipment — 0.7%
336,900	Corning, Inc.*	3,409,428
530,400	Nortel Networks Corp.*	1,994,304
465,900	Tellabs, Inc.*	4,225,713

		9,629,445

Computers & Peripherals — 2.4%
1,493,800	Hewlett-Packard Co.	26,724,082
37,420	International Business Machines Corp.	3,169,100
287,880	Sun Microsystems, Inc.*	1,105,459

		30,998,641

Electronic Equipment & Instruments — 2.5%
150,290	Celestica, Inc., Subordinate Voting Shares*	2,149,147
518,222	Flextronics International Ltd.*	6,431,135
238,100	Ingram Micro Inc., Class A Shares*	3,528,642
318,280	Sanmina-SCI Corp.*	2,202,498
2,841,427	Solectron Corp.*	14,661,763
98,150	Tech Data Corp.*	3,696,329

		32,669,514

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Value Equity Investments

Shares	Security	Value

IT Consulting & Services — 1.0%
498,030	Accenture Ltd., Class A Shares*	$12,998,583

Software — 2.1%
600,000	BMC Software, Inc.*	8,982,000
672,600	Microsoft Corp.	18,361,980

		27,343,980

	TOTAL INFORMATION TECHNOLOGY	113,640,163

MATERIALS — 5.9%

Chemicals — 2.0%
284,780	Air Products & Chemicals, Inc.	14,916,776
133,380	The Dow Chemical Co.	5,709,998
140,640	Monsanto Co.	5,147,424

		25,774,198

Containers & Packaging — 0.7%
270,000	Pactiv Corp.*	6,385,500
196,800	Smurfit-Stone Container Corp.*	3,491,232

		9,876,732

Metals & Mining — 1.5%
433,495	Alcoa Inc.	14,036,568
137,995	Freeport-McMoRan Copper & Gold, Inc., Class B Shares	5,192,752

		19,229,320

Paper & Forest Products — 1.7%
226,702	International Paper Co.	9,072,614
419,600	Mead Westvaco Corp.	12,650,940

		21,723,554

	TOTAL MATERIALS	76,603,804

TELECOMMUNICATION SERVICES — 3.2%

Diversified Telecommunication Services — 3.2%
160,930	Bell South Corp.	4,306,487
201,925	Citizens Communications Co.	2,550,313
125,773	Qwest Communications International Inc.*	363,484
361,664	SBC Communications Inc.	9,327,315
811,500	Sprint Corp., Series 1 FON Shares	15,970,320
236,980	Verizon Communications Inc.	9,301,465

		41,819,384

	TOTAL TELECOMMUNICATION SERVICES	41,819,384

UTILITIES — 3.5%

Electric Utilities — 2.7%
267,263	American Electric Power Co., Inc.	8,747,518
217,020	Entergy Corp.	13,086,306
167,400	PPL Corp.	8,006,742
148,000	Wisconsin Energy Corp.	4,847,000

		34,687,566

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Value Equity Investments

Shares	Security	Value

Gas Utilities — 0.8%
290,400	Sempra Energy	$10,497,960

	TOTAL UTILITIES	45,185,526

	TOTAL COMMON STOCK (Cost — $ 1,138,157,032)	1,242,364,286

Face Amount
REPURCHASE AGREEMENTS — 4.1%
$14,544,000	Merrill Lynch & Co. dated 8/31/04, 1.570% due 9/1/04; Proceeds at maturity — $14,544,634; (Fully collateralized by various U.S. Government Agency Obligations, 0.000% to 2.500% due 11/17/04 to 2/24/06; Market value — $14,834,886)	14,544,000
1,222,000	State Street Bank and Trust Co. dated 8/31/04, 1.490% due 9/1/04; Proceeds at maturity — $1,222,051; (Fully collateralized by U.S. Treasury Bonds, 6.125% due 8/15/29; Market value — $1,251,317)	1,222,000
37,507,000	UBS Securities LLC dated 8/31/04, 1.580% due 9/1/04; Proceeds at maturity — $37,508,646; (Fully collateralized by various U.S. Government Agency Obligations, 0.000% to 9.800% due 10/22/04 to 3/1/26; Market value — $38,257,251)	37,507,000

	TOTAL REPURCHASE AGREEMENTS (Cost — $53,273,000)	53,273,000

	TOTAL INVESTMENTS — 99.4% (Cost — $1,191,430,032**)	1,295,637,286
	Other Assets in Excess of Liabilities — 0.6%	8,160,665

	TOTAL NET ASSETS — 100.0%	$1,303,797,951

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $1,202,176,109.

Abbreviation used in this schedule:

ADR — American Depositary Receipt

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Growth Investments

Shares	Security	Value
COMMON STOCK — 97.8%
CONSUMER DISCRETIONARY — 23.8%

Auto Components — 0.0%
6,810	Autoliv, Inc.	$287,722

Automobiles — 1.5%
299,741	Harley-Davidson, Inc.	18,290,196

Hotels, Restaurants & Leisure — 4.5%
13,190	Aztar Corp.*	327,903
175,800	Carnival Corp.	8,049,882
381,400	Hilton Hotels Corp.	6,807,990
97,750	Marriott International Inc., Class A Shares	4,638,238
7,090	PF Chang’s China Bistro Inc.*	297,213
14,310	Ruby Tuesday, Inc.	387,085
743,650	Starbucks Corp.*	32,155,426
8,820	Starwood Hotels & Resorts Worldwide, Inc.	389,844
13,740	Station Casinos, Inc.	632,040
10,410	WMS Industries Inc.*	210,386
9,420	Wynn Resorts, Ltd.*	363,612
14,560	Yum! Brands, Inc.	578,178

		54,837,797

Household Durables — 0.5%
5,180	Harman International Industries, Inc.	500,854
173,340	Sony Corp., Sponsored ADR	6,009,698

		6,510,552

Internet & Catalog Retail — 6.1%
456,900	Amazon.com, Inc.*	17,426,166
648,748	eBay Inc.*	56,142,652

		73,568,818

Leisure Equipment & Products — 0.0%
7,870	Brunswick Corp.	309,370

Media — 4.8%
140,600	Clear Channel Communications, Inc.	4,711,506
75,700	The E.W. Scripps Co., Class A Shares	7,744,867
107,700	The News Corp. Ltd., Sponsored ADR	3,365,625
134,100	Pixar*	10,422,252
276,820	Time Warner Inc.*	4,526,007
204,400	Univision Communications Inc., Class A Shares*	6,745,200
240,700	Viacom Inc., Class B Shares	8,017,717
462,105	XM Satellite Radio Holdings Inc., Class A Shares*	12,694,024

		58,227,198

Multiline Retail — 2.3%
156,400	Costco Wholesale Corp.	6,438,988
179,700	Kohl’s Corp.*	8,891,556
238,810	Wal-Mart Stores, Inc.	12,578,123

		27,908,667

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Growth Investments

Shares	Security	Value

Specialty Retail — 3.9%
8,630	Abercrombie & Fitch Co., Class A Shares	$241,640
11,970	American Eagle Outfitters, Inc.*	398,601
240,970	Bed Bath and Beyond Inc.*	9,017,097
179,100	Best Buy Co., Inc.	8,331,732
12,170	CDW Corp.	711,945
16,470	Chico’s FAS, Inc.*	673,623
290,830	Lowe’s Cos., Inc.	14,454,251
135,900	Tiffany & Co.	4,206,105
13,300	Urban Outfitters, Inc.*	403,655
241,850	Williams-Sonoma, Inc.*	8,462,332

		46,900,981

Textiles & Apparel — 0.2%
17,240	Coach, Inc.*	726,666
28,080	Nike, Inc., Class B Shares	2,114,705

		2,841,371

	TOTAL CONSUMER DISCRETIONARY	289,682,672

CONSUMER STAPLES — 3.7%

Beverages — 0.7%
7,650	Constellation Brands, Inc., Class A Shares*	281,291
166,270	PepsiCo, Inc.	8,313,500

		8,594,791

Food & Drug Retailing — 1.6%
522,153	Walgreen Co.	19,032,477
3,670	Whole Foods Market, Inc.	285,269

		19,317,746

Food Products — 0.4%
223,120	Archer-Daniels-Midland Co.	3,563,226
13,010	McCormick & Co., Inc.	436,486

		3,999,712

Household Products — 0.8%
11,180	The Clorox Co.	590,751
166,810	The Procter & Gamble Co.	9,336,356

		9,927,107

Personal Products — 0.2%
50,060	Avon Products, Inc.	2,211,651
12,030	Nu Skin Enterprises, Inc., Class A Shares	310,614

		2,522,265

	TOTAL CONSUMER STAPLES	44,361,621

ENERGY — 3.0%

Energy Equipment & Services — 0.1%
12,400	Baker Hughes Inc.	487,692
6,680	Smith International, Inc.*	380,626

		868,318

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Growth Investments

Shares	Security	Value

Oil & Gas — 2.9%
215,700	Apache Corp.	$9,639,633
8,860	Ashland Inc.	455,670
93,300	ChevronTexaco Corp.	9,096,750
91,000	ConocoPhillips	6,773,130
179,300	Exxon Mobil Corp.	8,265,730
20,680	Range Resources Corp.	310,200
7,410	Teekay Shipping Corp.	259,720
10,180	Western Gas Resources, Inc.	284,226
16,542	XTO Energy, Inc.	463,838

		35,548,897

	TOTAL ENERGY	36,417,215

FINANCIALS — 10.2%

Banks — 0.1%
3,840	City National Corp.	253,363
11,410	Investors Financial Services Corp.	529,196
17,320	Sovereign Bancorp, Inc.	378,615
10,430	UCBH Holdings, Inc.	418,765

		1,579,939

Diversified Financials — 5.3%
11,445	Affiliated Managers Group, Inc.*	561,377
274,096	American Express Co.	13,710,282
3,810	The Bear Stearns Cos. Inc.	334,975
246,900	Capital One Financial Corp.	16,729,944
1,065,275	The Charles Schwab Corp.	10,066,849
2,650	Doral Financial Corp.	107,776
31,130	E*TRADE Financial Corp.*	366,711
54,620	The Goldman Sachs Group, Inc.	4,896,683
165,100	Merrill Lynch & Co., Inc.	8,431,657
123,800	Moody’s Corp.	8,487,728
14,830	T. Rowe Price Group Inc.	734,530

		64,428,512

Insurance — 4.8%
226,500	AFLAC, Inc.	9,082,650
336,310	American International Group, Inc.	23,958,725
5,590	MGIC Investment Corp.	381,629
308,930	The Progressive Corp.	24,807,079

		58,230,083

Real Estate — 0.0%
21,750	Host Marriott Corp.*	290,362

	TOTAL FINANCIALS	124,528,896

HEALTHCARE — 20.9%

Biotechnology — 9.7%
621,490	Amgen Inc.*	36,848,142
173,380	Biogen Idec Inc.*	10,286,635
127,000	Celgene Corp.*	7,207,250
10,730	Charles River Laboratories International, Inc.*	467,291
16,340	Gen-Probe Inc.*	589,874

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Growth Investments

Shares	Security	Value

Biotechnology — 9.7% (continued)
848,940	Genentech, Inc.*	$41,411,293
184,800	Genzyme Corp.*	9,979,200
152,650	Gilead Sciences, Inc.*	10,552,695
8,920	Neurocrine Biosciences, Inc.*	443,949
7,930	OSI Pharmaceuticals, Inc.*	472,549

		118,258,878

Healthcare Equipment & Supplies — 3.8%
6,690	Bausch & Lomb Inc.	441,205
13,250	Biomet, Inc.	604,862
93,590	Boston Scientific Corp.*	3,343,971
17,860	C.R. Bard, Inc.	1,001,946
14,920	Fisher Scientific International Inc.*	849,992
13,085	INAMED Corp.*	695,337
257,514	Medtronic, Inc.	12,811,322
72,260	Patterson Cos. Inc.*	5,291,600
50,520	St. Jude Medical, Inc.*	3,397,470
191,800	Stryker Corp.	8,688,540
130,480	Zimmer Holdings, Inc.*	9,303,224

		46,429,469

Healthcare Providers & Services — 2.6%
110,300	Aetna Inc.	10,219,295
69,820	Anthem, Inc.*	5,672,177
151,800	Caremark Rx, Inc.*	4,356,660
162,200	HCA, Inc.	6,294,982
4,290	Henry Schein, Inc.*	267,181
11,930	Laboratory Corp. of America Holdings*	496,169
9,300	Manor Care, Inc.	285,231
91,140	McKesson Corp.	2,820,783
9,510	PacifiCare Health Systems, Inc.*	310,121

		30,722,599

Pharmaceuticals — 4.8%
130,500	Allergan, Inc.	9,741,825
20,990	Elan Corp. PLC, Sponsored ADR*	475,004
126,480	Eli Lilly and Co.	8,025,156
14,812	IVAX Corp.*	286,760
108,902	Johnson & Johnson	6,327,206
506,531	Pfizer Inc.	16,548,368
57,220	Sanofi-Aventis, ADR*	2,037,032
8,950	Sepracor Inc.*	444,009
531,340	Teva Pharmaceutical Industries Ltd., Sponsored ADR	14,479,015

		58,364,375

	TOTAL HEALTHCARE	253,775,321

INDUSTRIALS — 8.9%

Air Freight & Couriers — 0.0%
6,770	Expeditors International of Washington, Inc.	330,240

Airlines — 0.4%
348,190	Southwest Airlines Co.	5,160,176

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Growth Investments

Shares	Security	Value

Building Products — 0.1%
16,080	American Standard Cos. Inc.*	$604,769

Commercial Services & Supplies — 5.5%
11,470	Alliance Data Systems Corp.*	438,154
412,235	Apollo Group, Inc., Class A Shares*	32,154,330
175,000	Career Education Corp.*	5,397,000
16,420	CheckFree Corp.*	447,445
12,890	ChoicePoint Inc.*	544,602
97,150	First Data Corp.	4,104,588
17,900	Fiserv, Inc.*	622,562
11,320	Global Payments Inc.	502,155
8,960	Iron Mountain Inc.*	276,237
9,080	Manpower Inc.	383,448
33,260	Monster Worldwide Inc.*	672,850
332,070	Paychex, Inc.	9,852,517
291,600	Republic Services, Inc.	8,150,220
101,600	Weight Watchers International, Inc.*	3,966,464

		67,512,572

Electrical Equipment — 0.0%
10,280	Rockwell Automation, Inc.	400,920

Industrial Conglomerates — 2.5%
77,800	3M Co.	6,407,608
650,320	General Electric Co.	21,323,993
80,030	Tyco International Ltd.	2,506,539

		30,238,140

Machinery — 0.4%
49,470	Caterpillar Inc.	3,596,469
7,100	Eaton Corp.	428,485
14,820	Pentair, Inc.	492,617

		4,517,571

	TOTAL INDUSTRIALS	108,764,388

INFORMATION TECHNOLOGY — 25.4%

Communications Equipment — 6.1%
503,200	Alcatel S.A., Sponsored ADR*	5,902,536
34,970	Avaya Inc.*	423,836
1,632,351	Cisco Systems, Inc.*	30,622,905
34,710	Comverse Technology, Inc.*	607,772
17,180	F5 Networks, Inc.*	422,113
98,930	JDS Uniphase Corp.*	307,672
179,620	Juniper Networks, Inc.*	4,111,502
42,490	Polycom, Inc.*	829,830
797,400	QUALCOMM Inc.	30,341,070
7,910	Research In Motion Ltd.*	476,340
18,060	Tekelec*	329,956

		74,375,532

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Growth Investments

Shares	Security	Value

Computers & Peripherals — 5.1%
105,020	Apple Computer, Inc.*	$3,622,140
1,080,724	Dell Inc.*	37,652,424
293,250	EMC Corp.*	3,158,303
9,540	Lexmark International, Inc., Class A Shares*	843,813
665,470	Network Appliance, Inc.*	13,355,983
859,080	Sun Microsystems, Inc.*	3,298,867

		61,931,530

Electronic Equipment & Instruments — 1.0%
21,370	Celestica Inc., Subordinate Voting Shares*	305,591
135,100	Diebold, Inc.	6,605,039
9,600	Tektronix, Inc.	274,272
188,100	Thermo Electron Corp.*	4,941,387
12,050	Waters Corp.*	521,885

		12,648,174

Internet Software & Services — 2.3%
20,370	Akamai Technologies, Inc.*	273,977
61,230	CNET Networks, Inc.*	497,800
21,320	Google Inc., Class A Shares*	2,184,234
8,500	InfoSpace, Inc.*	323,000
40,370	VeriSign, Inc.*	700,823
824,000	Yahoo! Inc.*	23,492,240

		27,472,074

IT Consulting & Services — 0.1%
17,870	Cognizant Technology Solutions Corp., Class A Shares*	489,995
4,260	NAVTEQ Corp.*	140,069

		630,064

Office Electronics — 0.0%
10,635	Zebra Technologies Corp., Class A Shares*	607,790

Semiconductor Equipment & Products — 4.4%
30,450	Altera Corp.*	576,114
212,490	Analog Devices, Inc.	7,377,653
756,290	Applied Materials, Inc.*	12,017,448
7,950	Cymer, Inc. *	212,424
326,498	Intel Corp.	6,951,142
29,350	Lam Research Corp.*	632,493
14,120	Marvell Technology Group Ltd.*	326,454
347,900	Maxim Integrated Products, Inc.	15,109,297
48,240	PMC-Sierra, Inc.*	450,562
12,090	Silicon Laboratories Inc.*	396,431
324,400	Xilinx, Inc.	8,898,292

		52,948,310

Software — 6.4%
16,070	Activision, Inc.*	231,247
39,080	Citrix Systems, Inc.*	621,763
284,300	Computer Associates International, Inc.	6,885,746
161,175	Electronic Arts Inc.*	8,023,291
14,790	Mercury Interactive Corp.*	510,403

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Growth Investments

Shares	Security	Value

Software — 6.4% (continued)
1,130,430	Microsoft Corp.	$30,860,739
373,600	Red Hat, Inc.*	4,580,336
321,850	SAP AG, Sponsored ADR	11,734,651
157,255	Symantec Corp.*	7,541,950
10,210	Take-Two Interactive Software, Inc.*	334,377
33,130	TIBCO Software Inc.*	209,382
369,300	VERITAS Software Corp.*	6,174,696

		77,708,581

	TOTAL INFORMATION TECHNOLOGY	308,322,055

MATERIALS — 1.4%

Chemicals — 0.7%
281,220	Ecolab Inc.	8,414,102

Containers & Packaging — 0.0%
8,400	Ball Corp.	313,656

Metals & Mining — 0.5%
66,060	Alcoa Inc.	2,139,023
15,300	Allegheny Technologies, Inc.	287,793
99,000	Inco Ltd.*	3,379,860
8,780	Peabody Energy Corp.	468,150
5,280	Phelps Dodge Corp.	430,637

		6,705,463

Paper & Forest Products — 0.2%
51,600	International Paper Co.	2,065,032

	TOTAL MATERIALS	17,498,253

TELECOMMUNICATION SERVICES — 0.5%

Diversified Telecommunication Services — 0.2%
78,500	Telefonaktiebolaget LM Ericsson, Sponsored ADR*	2,122,640

Wireless Telecommunication Services — 0.3%
87,970	America Movil S.A. de C.V., Series L Shares, ADR	3,012,972
8,850	NII Holdings Inc.*	324,353
19,510	Western Wireless Corp., Class A Shares*	489,506

		3,826,831

	TOTAL TELECOMMUNICATION SERVICES	5,949,471

UTILITIES — 0.0%

Electric Utilities — 0.0%
19,170	Reliant Energy Inc.*	190,933

	TOTAL UTILITIES	190,933

	TOTAL COMMON STOCK (Cost — $1,050,426,969)	1,189,490,825

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Growth Investments

Face Amount	Security	Value
REPURCHASE AGREEMENTS — 2.2%
$ 500,000	Deutsche Bank Securities Inc. dated 8/31/04, 1.570% due 9/1/04; Proceeds at maturity — $500,022; (Fully collateralized by various U.S. Government Agency Obligations, 0.000% to 6.750% due 9/9/04 to 3/15/31; Market value — $510,000)	$500,000
19,614,000	Merrill Lynch & Co., Inc. dated 8/31/04, 1.570% due 9/1/04; Proceeds at maturity — $19,614,855; (Fully collateralized by various U.S. Government Agency Obligations, 0.000% to 2.500% due 11/17/04 to 2/24/06; Market value — $20,006,288)	19,614,000
4,194,000	State Street Bank and Trust Co. dated 8/31/04, 1.490% due 9/1/04; Proceeds at maturity — $4,194,174; (Fully collateralized by U.S. Treasury Bonds, 6.125% due 8/15/29; Market value — $4,284,465)	4,194,000
2,460,000	UBS Securities LLC dated 8/31/04, 1.580% due 9/1/04; Proceeds at maturity — $2,460,108; (Fully collateralized by various U.S. Government Agency Obligations, 0.000% to 9.800% due 10/22/04 to 3/1/26; Market value — $2,509,207)	2,460,000

	TOTAL REPURCHASE AGREEMENTS (Cost — $26,768,000)	26,768,000

	TOTAL INVESTMENTS — 100.0% (Cost — $1,077,194,969**)	1,216,258,825
	Other Assets in Excess of Liabilities — 0.0%	529,194

	TOTAL NET ASSETS — 100.0%	$1,216,788,019

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $1,103,193,761.

Abbreviation used in this schedule:

ADR — American Depositary Receipt

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value
COMMON STOCK — 95.7%
CONSUMER DISCRETIONARY — 13.7%

Auto Components — 1.5%
82,800	ArvinMeritor, Inc.	$1,581,480
92,700	Cooper Tire & Rubber Co.	2,098,728
98,188	Modine Manufacturing Co.†	2,926,002

		6,606,210

Hotels, Restaurants & Leisure — 3.4%
55,300	Bob Evans Farms, Inc.	1,384,712
61,535	CBRL Group, Inc.	1,961,736
597,300	CKE Restaurants, Inc.*†	7,149,681
201,100	The Steak n Shake Co.*	3,458,920
28,100	Vail Resorts, Inc.*	510,296

		14,465,345

Household Durables — 2.2%
194,200	Fleetwood Enterprises, Inc.*	2,479,934
38,200	Lancaster Colony Corp.	1,576,896
54,100	Libbey Inc.	1,022,490
16,200	Russ Berrie and Co., Inc.†	312,660
81,100	Snap-on Inc.	2,576,547
58,315	Yankee Candle Co., Inc.*	1,580,920

		9,549,447

Leisure Equipment & Products — 2.1%
252,598	Arctic Cat Inc.	6,597,860
92,600	Callaway Golf Co.	1,119,534
138,800	Sturm, Ruger & Co., Inc.	1,250,588

		8,967,982

Multiline Retail — 0.4%
81,000	Burlington Coat Factory Warehouse Corp.	1,556,010

Specialty Retail — 1.4%
49,280	American Eagle Outfitters, Inc.*	1,641,024
70,600	The Cato Corp., Class A Shares	1,493,190
142,500	CSK Auto Corp.*	1,672,950
61,800	The Sports Authority, Inc.*	1,312,014

		6,119,178

Textiles & Apparel — 2.7%
56,900	Brown Shoe Co., Inc.	1,508,988
23,600	Columbia Sportswear Co.*†	1,287,144
44,500	Kellwood Co.	1,624,250
76,400	Russell Corp.	1,364,504
437,200	Skechers U.S.A., Inc., Class A Shares*	5,814,760

		11,599,646

	TOTAL CONSUMER DISCRETIONARY	58,863,818

CONSUMER STAPLES — 5.9%

Food & Drug Retailing — 2.3%
97,500	Casey’s General Stores, Inc.	1,609,725
80,900	Ruddick Corp.	1,542,763

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value

Food & Drug Retailing — 2.3% (continued)
188,900	Smart & Final Inc.*	$3,080,959
49,100	Weis Markets, Inc.	1,645,832
248,450	Wild Oats Markets, Inc.*†	2,193,814

		10,073,093

Food Products — 1.4%
36,100	Central Garden & Pet Co.*	1,131,374
34,300	Corn Products International, Inc.	1,582,945
61,000	Fresh Del Monte Produce Inc.†	1,581,120
77,700	Sensient Technologies Corp.†	1,631,700

		5,927,139

Household Products — 0.4%
63,900	WD-40 Co.	1,826,262

Tobacco — 1.8%
197,050	Schweitzer-Mauduit International, Inc.	5,992,290
36,000	Universal Corp.	1,624,680

		7,616,970

	TOTAL CONSUMER STAPLES	25,443,464

ENERGY — 9.7%

Energy Equipment & Services — 5.6%
1,061,720	Input/Output, Inc.*†	10,447,325
125,100	Rowan Cos., Inc.*	3,042,432
2,332,800	Stolt Offshore S.A., ADR*†	9,030,269
52,000	Tidewater, Inc.	1,517,360

		24,037,386

Oil & Gas — 4.1%
53,000	Berry Petroleum Co., Class A Shares	1,638,760
43,500	Cabot Oil & Gas Corp.	1,757,835
50,400	Frontline Ltd.†	1,896,048
129,300	The Meridian Resource Corp.*	981,387
51,200	Penn Virginia Corp.	1,764,352
110,500	Range Resources Corp.	1,657,500
84,300	Spinnaker Exploration Co.*	2,878,002
49,900	St. Mary Land & Exploration Co.†	1,741,011
51,600	Teekay Shipping Corp.†	1,808,580
54,500	Western Gas Resources, Inc.	1,521,640

		17,645,115

	TOTAL ENERGY	41,682,501

FINANCIALS — 16.4%

Banks — 6.6%
53,200	AMCORE Financial, Inc.	1,495,984
54,805	Astoria Financial Corp.	1,991,614
71,400	BancorpSouth, Inc.†	1,599,360
144,700	Brookline Bancorp, Inc.†	2,190,758
14,700	Chittenden Corp.	527,730
75,500	The Colonial BancGroup, Inc.	1,523,590
58,500	Commercial Federal Corp.	1,595,295

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value

Banks — 6.6% (continued)
58,400	FirstMerit Corp.	$1,538,256
132,650	Fulton Financial Corp.	2,802,895
41,775	Hudson United Bancorp	1,512,673
245,925	Ocwen Financial Corp.*†	2,228,081
63,395	Old National Bancorp†	1,579,169
55,999	Pacific Capital Bancorp	1,600,451
54,899	Provident Bankshares Corp.	1,738,651
66,600	Susquehanna Bancshares, Inc.	1,598,400
65,420	Washington Federal, Inc.	1,685,219
25,500	Webster Financial Corp.	1,254,600

		28,462,726

Diversified Financials — 0.4%
93,000	Intrawest Corp.	1,455,450

Insurance — 5.3%
39,600	AmerUs Group Co.†	1,578,456
37,650	Delphi Financial Group, Inc., Class A Shares	1,480,398
89,245	HCC Insurance Holdings, Inc.	2,597,029
62,500	Hilb, Rogal and Hobbs Co.†	2,127,500
76,838	IPC Holdings, Ltd.	2,788,451
31,900	LandAmerica Financial Group, Inc.	1,372,976
15,500	Markel Corp.*	4,554,675
125,100	Ohio Casualty Corp.*	2,520,765
77,000	Scottish Re Group Ltd.†	1,635,480
29,700	StanCorp Financial Group, Inc.	2,153,250

		22,808,980

Real Estate — 4.1%
29,400	CBL & Associates Properties, Inc.	1,795,752
113,800	Crescent Real Estate Equities Co.	1,817,386
95,500	Equity One, Inc.	1,892,810
41,500	First Industrial Realty Trust, Inc.†	1,660,000
43,900	Healthcare Realty Trust, Inc.	1,657,225
161,700	HRPT Properties Trust	1,743,126
272,100	MeriStar Hospitality Corp.*	1,567,296
83,300	Nationwide Health Properties, Inc.	1,690,990
59,000	New Plan Excel Realty Trust†	1,517,480
21,200	Post Properties, Inc.	644,480
44,700	Shurgard Storage Centers, Inc., Class A Shares	1,783,530

		17,770,075

	TOTAL FINANCIALS	70,497,231

HEALTHCARE — 4.1%

Biotechnology — 0.5%
112,605	Serologicals Corp.*†	2,357,949

Healthcare Equipment & Supplies — 1.6%
57,900	Arrow International, Inc.	1,635,675
39,500	Invacare Corp.†	1,748,665
28,600	West Pharmaceutical Services, Inc.	1,143,714
73,310	Zoll Medical Corp.*	2,444,888

		6,972,942

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value

Healthcare Providers & Services — 1.3%
132,640	Cross Country Healthcare, Inc.*†	$1,967,051
65,200	Owens & Minor, Inc.	1,597,400
58,400	Triad Hospitals, Inc.*	1,856,536

		5,420,987

Pharmaceuticals — 0.7%
71,540	Par Pharmaceutical Cos. Inc.*	2,936,002

	TOTAL HEALTHCARE	17,687,880

INDUSTRIALS — 21.7%

Aerospace & Defense — 1.3%
29,800	Curtiss-Wright Corp.	1,628,570
84,300	Kaman Corp., Class A Shares	982,938
30,300	Precision Castparts Corp.	1,669,227
43,500	World Fuel Services Corp.	1,530,330

		5,811,065

Building Products — 2.8%
59,900	Crane Co.	1,617,300
441,800	Lennox International, Inc.†	7,183,668
48,400	Universal Forest Products, Inc.	1,446,676
48,500	York International Corp.	1,579,160

		11,826,804

Commercial Services & Supplies — 7.1%
40,800	Banta Corp.	1,579,368
90,700	Ennis Inc.	1,694,276
110,200	Headwaters, Inc.*†	3,373,222
296,870	Herman Miller, Inc.†	7,478,155
102,615	Ionics, Inc.*†	2,689,539
36,000	Landauer, Inc.	1,612,080
4,100	McGrath Rentcorp	140,589
333,900	Schawk, Inc.	4,701,312
44,700	United Stationers Inc.*	1,840,299
89,300	Valassis Communications, Inc.*	2,523,618
113,465	Watson Wyatt & Co. Holdings	2,859,318

		30,491,776

Construction & Engineering — 0.9%
59,600	Chicago Bridge & Iron Co. N.V., NY Shares	1,766,544
57,837	Washington Group International, Inc.*	2,034,706

		3,801,250

Electrical Equipment — 3.2%
70,900	Acuity Brands, Inc.	1,631,409
91,500	AMETEK, Inc.	2,612,325
277,700	Belden CDT Inc.†	5,562,331
101,615	Rayovac Corp.*†	2,336,129
71,000	Regal-Beloit Corp.†	1,566,260

		13,708,454

Industrial Conglomerates — 0.4%
36,500	Teleflex Inc.	1,596,145

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value

Machinery — 3.7%
49,600	Albany International Corp., Class A Shares	$1,445,840
63,100	Barnes Group Inc.	1,639,338
36,000	Harsco Corp.	1,615,680
52,500	Lincoln Electric Holdings, Inc.	1,578,150
83,400	Pentair, Inc.	2,772,216
282,850	Robbins & Myers, Inc.†	5,402,435
76,300	Valmont Industries, Inc.	1,506,162

		15,959,821

Marine — 0.4%
51,600	Alexander & Baldwin, Inc.	1,588,764

Road and Rail — 0.7%
42,600	Arkansas Best Corp.	1,467,570
46,800	USF Corp.	1,603,368

		3,070,938

Transportation Infrastructure — 1.2%
326,450	Sea Containers Ltd., Class A Shares†	5,157,910

	TOTAL INDUSTRIALS	93,012,927

INFORMATION TECHNOLOGY — 6.1%

Communications Equipment — 0.7%
130,000	3Com Corp.*	586,300
377,800	Powerwave Technologies, Inc.*†	2,285,690

		2,871,990

Computers & Peripherals — 0.6%
78,700	Imation Corp.	2,709,641

Electronic Equipment & Instruments — 0.9%
116,400	Itron, Inc.*†	2,173,188
115,400	Methode Electronics, Inc.	1,520,972

		3,694,160

Internet Software & Services — 0.5%
422,500	SonicWALL, Inc.*†	2,281,500

IT Consulting & Services — 0.6%
143,330	Forrester Research, Inc.*	2,426,577

Semiconductor Equipment & Products — 2.7%
269,600	Asyst Technologies, Inc.*	1,229,376
270,000	Brooks Automation, Inc.*	3,356,100
321,700	Cohu, Inc.	5,076,426
127,700	Ultratech, Inc.*†	2,032,984

		11,694,886

Software — 0.1%
78,100	KFx Inc.*†	531,080

	TOTAL INFORMATION TECHNOLOGY	26,209,834

MATERIALS — 13.3%

Chemicals — 4.4%
845,900	Intertape Polymer Group Inc.*	6,843,331
45,400	The Lubrizol Corp.	1,618,510

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value

Chemicals — 4.4% (continued)
358,550	Lyondell Chemical Co.†	$7,059,849
119,100	Methanex Corp.	1,610,232
101,900	RPM International Inc.	1,611,039

		18,742,961

Construction Materials — 1.4%
131,600	Martin Marietta Materials, Inc.	5,920,684

Containers & Packaging — 2.7%
198,240	Caraustar Industries, Inc.*†	3,146,069
181,500	Greif Inc., Class A Shares†	7,078,500
96,500	Rock-Tenn Co., Class A Shares	1,389,600

		11,614,169

Metals & Mining — 4.8%
140,300	Arch Coal, Inc.†	4,521,869
50,400	Commercial Metals Co.	1,762,992
123,500	Goldcorp Inc.	1,588,210
270,200	IAMGOLD Corp.*	2,034,606
67,000	Massey Energy Co.†	1,843,840
558,150	Ryerson Tull, Inc.†	8,896,911

		20,648,428

	TOTAL MATERIALS	56,926,242

TELECOMMUNICATION SERVICES — 0.3%

Diversified Telecommunication Services — 0.3%
236,700	TALK America Holdings, Inc.*†	1,365,759

	TOTAL TELECOMMUNICATION SERVICES	1,365,759

UTILITIES — 4.5%

Electric Utilities — 1.1%
184,400	Cleco Corp.	3,239,908
75,450	PNM Resources Inc.†	1,612,366

		4,852,274

Gas Utilities — 3.0%
62,700	Atmos Energy Corp.†	1,585,683
38,500	Energen Corp.	1,826,440
60,100	National Fuel Gas Co.	1,609,478
45,700	Nicor, Inc.†	1,638,345
53,200	Northwest Natural Gas Co.	1,640,156
37,500	Peoples Energy Corp.†	1,558,125
46,600	UGI Corp.	1,591,856
54,700	WGL Holdings Inc.	1,567,155

		13,017,238

Multi-Utilities — 0.4%
63,300	Vectren Corp.	1,547,685

	TOTAL UTILITIES	19,417,197

	TOTAL COMMON STOCK (Cost — $326,763,716)	411,106,853

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Face Amount	Security	Value
REPURCHASE AGREEMENTS — 4.6%
$ 9,967,000	Merrill Lynch & Co., Inc. dated 8/31/04, 1.570% due 9/1/04; Proceeds at maturity — $9,967,435; (Fully collateralized by various U.S. Government Agency Obligations, 0.000% to 2.500% due 11/17/04 to 2/24/06; Market value — $10,166,344)	$9,967,000
495,000	State Street Bank and Trust Co. dated 8/31/04, 1.490% due 9/1/04; Proceeds at maturity $495,020; (Fully collateralized by U.S. Treasury Bonds, 13.250% due 5/15/14; Market value — $507,150)	495,000
9,322,000	UBS Securities LLC dated 8/31/04, 1.580% due 9/1/04; Proceeds at maturity — $9,322,409; (Fully collateralized by various U.S. Government Agency Obligations, 0.000% to 9.800% due 10/22/04 to 3/1/26; Market value — $9,508,468)	9,322,000

	TOTAL REPURCHASE AGREEMENTS (Cost — $19,784,000)	19,784,000

	TOTAL INVESTMENTS — 100.3% (Cost — $346,547,716**)	430,890,853
	Liabilities in Excess of Other Assets — (0.3)%	(1,490,523)

	TOTAL NET ASSETS — 100.0%	$429,400,330

LOANED SECURITIES COLLATERAL
83,851,265	State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $83,851,265)	$83,851,265

*	Non-income producing security.
†	All or a portion of this security is on loan (See Note 3).
**	Aggregate cost for Federal income tax purposes is $348,765,338.

Abbreviation used in this schedule:

ADR — American Depositary Receipt

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Growth Investments

Shares	Security	Value
COMMON STOCK — 97.3%
CONSUMER DISCRETIONARY — 18.3%

Auto Components — 0.6%
111,400	Westinghouse Air Brake Technologies Corp.	$1,906,054

Hotels, Restaurants & Leisure — 2.0%
36,800	P.F. Chang’s China Bistro, Inc.*†	1,542,656
99,199	RARE Hospitality International, Inc.*†	2,682,341
102,700	WMS Industries Inc.*†	2,075,567

		6,300,564

Household Durables — 3.3%
78,700	Fleetwood Enterprises, Inc.*†	1,004,999
58,700	Hovnanian Enterprises, Inc., Class A Shares*†	2,020,454
64,200	Standard Pacific Corp.*†	3,240,174
66,900	Tempur-Pedic International Inc.*†	813,504
131,400	Yankee Candle Co., Inc.*	3,562,254

		10,641,385

Internet & Catalog Retail — 0.4%
88,600	Insight Enterprises, Inc.*†	1,417,600

Leisure Equipment & Products — 1.5%
134,800	JAKKS Pacific, Inc.*†	2,639,384
187,100	Oakley, Inc.*†	2,146,037

		4,785,421

Media — 1.8%
75,400	Information Holdings Inc.*†	2,046,356
243,500	Radio One, Inc., Class D Shares*†	3,798,600

		5,844,956

Multiline Retail — 0.0%
45,400	Procurenet Inc.*@	0

Specialty Retail — 8.0%
87,949	Bebe Stores, Inc.†	1,598,033
95,500	Chico’s FAS, Inc.*†	3,905,950
88,400	Christopher & Banks Corp.†	1,556,724
85,500	Cost Plus, Inc.*†	2,929,230
36,300	Guitar Center, Inc.*	1,486,848
170,000	HOT Topic, Inc.*†	2,567,000
35,200	Hughes Supply, Inc.	2,132,768
63,000	Linens ‘n Things, Inc.*	1,580,040
139,748	Pacific Sunwear of California, Inc.*†	2,677,572
158,100	Tweeter Home Entertainment Group, Inc.*†	902,751
112,600	Williams-Sonoma, Inc.*†	3,939,874

		25,276,790

Textiles & Apparel — 0.7%
54,000	Oxford Industries, Inc.†	2,184,840

	TOTAL CONSUMER DISCRETIONARY	58,357,610

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Growth Investments

Shares	Security	Value
CONSUMER STAPLES — 1.6%

Food Products — 0.9%
1,651	Aurora Foods Inc.*@	$0
120,200	Delta & Pine Land Co.	3,054,282

		3,054,282

Personal Products — 0.7%
81,400	Nu Skin Enterprises, Inc., Class A Shares	2,101,748

	TOTAL CONSUMER STAPLES	5,156,030

ENERGY — 10.2%

Energy Equipment & Services — 6.4%
250,100	Horizon Offshore, Inc.*†	140,056
302,300	Key Energy Services, Inc.*†	3,050,207
138,000	Maverick Tube Corp.*†	4,087,560
164,000	NS Group, Inc.*†	2,460,000
272,600	Patterson-UTI Energy, Inc.†	4,721,432
87,800	Precision Drilling Corp.*	4,337,320
145,400	Superior Energy Services, Inc.*†	1,627,026

		20,423,601

Oil & Gas — 3.8%
261,560	Chesapeake Energy Corp.†	3,695,843
1,455	Cross Timbers Royalty Trust†	43,359
129,000	Quicksilver Resources Inc.†	3,633,930
170,132	XTO Energy, Inc.†	4,770,501

		12,143,633

	TOTAL ENERGY	32,567,234

FINANCIALS — 6.8%

Banks — 4.8%
105,900	East-West Bancorp, Inc.	3,836,757
89,800	Investors Financial Services Corp.†	4,164,924
170,400	Southwest Bancorp of Texas, Inc.†	3,592,032
88,700	UCBH Holdings, Inc.*†	3,561,305

		15,155,018

Diversified Financials — 0.6%
92,200	Psychiatric Solutions, Inc.*†	2,020,102

Insurance — 1.4%
67,400	Infinity Property & Casualty Corp.	1,848,108
229,400	Universal American Financial Corp.*	2,617,454

		4,465,562

	TOTAL FINANCIALS	21,640,682

HEALTHCARE — 18.6%

Biotechnology — 2.4%
74,300	Celgene Corp.*†	4,216,525
166,000	Cell Therapeutics, Inc.*†	941,220
33,989	Cephalon, Inc.*†	1,597,823
95,200	Cubist Pharmaceuticals, Inc.*†	749,224

		7,504,792

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Growth Investments

Shares	Security	Value

Healthcare Equipment & Supplies — 7.3%
86,500	Advanced Medical Optics, Inc.*	$3,219,530
147,500	I-Flow Corporation*†	2,239,050
83,200	Integra LifeSciences Holdings Corp.*	2,485,184
67,400	Kyphon Inc.*†	1,505,042
35,300	Orthofix International N.V.*†	1,196,317
257,000	PolyMedica Corp.†	7,815,370
46,000	Wilson Greatbatch Technologies, Inc.*	753,480
152,400	Wright Medical Group, Inc.*†	4,114,800

		23,328,773

Healthcare Providers & Services — 3.4%
117,400	Accredo Health Inc.*†	2,565,190
69,300	American Healthways, Inc.*†	1,871,100
99,150	First Horizon Pharmaceutical Corp.*†	1,669,686
154,700	Manor Care, Inc.†	4,744,649

		10,850,625

Pharmaceuticals — 5.5%
170,300	Bentley Pharmaceuticals, Inc.*†	1,924,390
363,700	Elan Corp. PLC, Sponsored ADR*†	8,230,531
76,300	Medicis Pharmaceutical Corp., Class A Shares†	2,794,106
124,900	MGI Pharma, Inc.*†	2,901,427
118,900	Nektar Therapeutics*†	1,514,786

		17,365,240

	TOTAL HEALTHCARE	59,049,430

INDUSTRIALS — 13.1%

Aerospace & Defense — 0.4%
120,300	Aeroflex Inc.*†	1,212,624
1,758	TIMCO Aviation Services, Inc.*	563

		1,213,187

Air Freight & Couriers — 0.7%
91,600	EGL, Inc.*†	2,219,468

Commercial Services & Supplies — 8.3%
79,400	Career Education Corp.*†	2,448,696
55,800	CheckFree Corp.*†	1,520,550
55,000	The Corporate Executive Board Co.†	3,237,300
49,500	CoStar Group, Inc.*	2,093,355
38,800	Global Payments Inc.†	1,721,168
196,200	Labor Ready, Inc.*†	2,430,918
117,600	Laureate Education, Inc.*†	4,020,744
222,000	Navigant Consulting, Inc.*†	4,255,740
50,300	Resources Connection, Inc.*†	1,648,834
96,750	Waste Connections, Inc.*†	2,839,612

		26,216,917

Electrical Equipment — 0.5%
220,300	Power-One, Inc.*†	1,654,453

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Growth Investments

Shares	Security	Value

Machinery — 1.2%
22,600	Actuant Corp., Class A Shares*†	$855,184
113,200	Wabash National Corp.*†	3,003,196

		3,858,380

Road & Rail — 2.0%
119,800	J.B. Hunt Transport Services, Inc.†	4,061,220
55,600	Pacer International, Inc.*†	861,800
73,600	Sirva Inc.*	1,558,848

		6,481,868

	TOTAL INDUSTRIALS	41,644,273

INFORMATION TECHNOLOGY — 26.8%

Communications Equipment — 1.9%
145,900	Carrier Access Corp.*†	1,005,251
88,800	Ditech Communications Corp.*†	1,910,976
161,300	Emulex Corp.*†	1,711,393
251,200	Powerwave Technologies, Inc.*†	1,519,760

		6,147,380

Computers & Peripherals — 1.6%
207,300	Advanced Digital Information Corp.*†	1,961,058
124,700	Novatel Wireless, Inc.*†	2,450,355
22,300	PalmOne, Inc.*†	728,095

		5,139,508

Electronic Equipment & Instruments — 5.6%
209,000	Artesyn Technologies, Inc.*†	1,778,590
193,600	Exar Corp.*†	2,669,744
75,150	Intermagnetics General Corp.*†	1,726,947
145,700	Multi-Fineline Electronix, Inc.*	1,282,160
407,800	PerkinElmer, Inc.†	7,128,344
78,000	Varian Inc.*†	3,066,960

		17,652,745

Internet Software & Services — 2.2%
53,800	Ask Jeeves, Inc.*†	1,394,496
290,700	Autobytel Inc.*†	2,046,528
30,700	Digital River, Inc.*†	738,949
370,200	HomeStore, Inc.*	807,036
348,400	iVillage Inc.*†	2,024,204

		7,011,213

IT Consulting & Services — 2.5%
68,100	Forrester Research, Inc.*	1,152,933
288,400	Keane, Inc.*†	4,066,440
345,800	Lionbridge Technologies, Inc.*†	2,756,026

		7,975,399

Semiconductor Equipment & Products — 9.2%
45,000	AMIS Holdings, Inc.*†	541,800
49,100	Artisan Components, Inc.*†	1,352,705
79,000	ASE Test Ltd.*†	376,830

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Growth Investments

Shares	Security	Value

Semiconductor Equipment & Products — 9.2% (continued)
206,700	Asyst Technologies, Inc.*†	$942,552
106,000	ATMI, Inc.*†	1,997,040
50,100	Cymer, Inc.*†	1,338,672
99,400	Integrated Circuit Systems, Inc.*†	2,184,812
112,300	Integrated Silicon Solution, Inc.*†	886,047
107,300	Lam Research Corp.*†	2,312,315
175,500	LTX Corp.*†	902,070
74,600	Marvell Technology Group Ltd.*	1,724,752
142,600	Mattson Technology, Inc.*†	1,063,796
84,600	Microchip Technology Inc.†	2,232,594
46,800	MKS Instruments, Inc.*	628,992
235,800	MPS Group, Inc.*†	2,105,694
103,200	O2Micro International Ltd.*	991,752
76,100	Power Integrations, Inc.*†	1,528,088
120,400	Semtech Corp.*†	2,178,036
135,200	Varian Semiconductor Equipment Associates, Inc.*†	3,785,600

		29,074,147

Software — 3.8%
247,700	Concur Technologies, Inc.*†	2,600,850
96,900	Epicor Software Corp.*†	959,310
35,400	Hyperion Solutions Corp.*†	1,294,224
42,400	Manhattan Associates, Inc.*	989,616
500,100	ScanSoft, Inc.*†	2,135,427
547,300	SkillSoft PLC, Sponsored ADR*†	3,398,733
118,400	TIBCO Software Inc.*†	748,288

		12,126,448

	TOTAL INFORMATION TECHNOLOGY	85,126,840

MATERIALS — 1.4%

Metals & Mining — 1.4%
134,300	Arch Coal, Inc.†	4,328,489

	TOTAL MATERIALS	4,328,489

TELECOMMUNICATION SERVICES — 0.5%

Diversified Telecommunication Services — 0.5%
194,400	General Communication, Class A Shares*†	1,667,952

	TOTAL TELECOMMUNICATION SERVICES	1,667,952

	TOTAL COMMON STOCK (Cost — $262,843,766)	309,538,540

Warrants
WARRANTS — 0.0%
5,615	TIMCO Aviation Services, Inc., Expires 2/28/07* (Cost — $6 )	1

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Growth Investments

Face Amount	Security	Value
CONVERTIBLE BONDS — 0.0%
$6,480	TIMCO Aviation Services, Inc., Jr. Sub. Notes*@ (Cost — $704)	$0

	SUB-TOTAL INVESTMENTS (Cost — $262,844,476)	309,538,541

REPURCHASE AGREEMENTS — 3.0%
5,052,000	Merrill Lynch & Co., Inc. dated 8/31/04, 1.570% due 9/1/04; Proceeds at maturity — $5,052,220; (Fully collateralized by various U.S. Government Agency Obligations, 0.000% to 2.500% due 11/17/04 to 2/24/06; Market value — $5,153,042)	5,052,000
3,087,000	State Street Bank and Trust Co. dated 8/31/04, 1.490% due 9/1/04; Proceeds at maturity — $3,087,128; (Fully collateralized by U.S. Treasury Bonds, 6.125% due 8/15/19; Market value — $3,154,243)	3,087,000
1,325,000	UBS Securities LLC dated 8/31/04, 1.580% due 9/1/04; Proceeds at maturity — $1,325,058; (Fully collateralized by various U.S. Government Agency Obligations, 0.000% to 9.800% due 10/22/04 to 3/1/26; Market value — $1,351,504)	1,325,000

	TOTAL REPURCHASE AGREEMENTS (Cost — $9,464,000)	9,464,000

	TOTAL INVESTMENTS — 100.3% (Cost — $272,308,476**)	319,002,541
	Liabilities in Excess of Other Assets — (0.3)%	(1,089,723)

	TOTAL NET ASSETS — 100.0%	$317,912,818

LOANED SECURITIES COLLATERAL
81,889,326	State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $81,889,326)	$81,889,326

*	Non-income producing security.
†	All or a portion of this security is on loan (See Note 3).
@	Security is valued in accordance with fair valuation procedures.
**	Aggregate cost for Federal income tax purposes is $274,605,169.

Abbreviation used in this schedule:

ADR — American Depositary Receipt

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares	Security	Value
COMMON STOCK — 95.6%

Australia — 2.0%
158,700	Commonwealth Bank of Australia	$3,387,988
849,000	John Fairfax Holdings Ltd.	2,292,604
1,134,000	Qantas Airways Ltd.	2,733,540
991,000	WMC Resources Ltd.†	3,446,647

		11,860,779

Belgium — 0.4%
107,400	Fortis†	2,391,953

Bermuda — 0.3%
83,900	Axis Capital Holdings Ltd.	2,002,693

Brazil — 0.8%
21,500	Banco Bradesco S.A., Sponsored ADR	1,048,125
37,375	Banco Itau Holding Financeira S.A., ADR	1,883,700
103,900	Gerdau S.A., Sponsored ADR†	1,709,155

		4,640,980

Canada — 2.8%
99,900	Cognos, Inc.*	3,158,838
107,300	Manulife Financial Corp.	4,445,439
25,200	Open Text Corp.*†	543,564
50,035	Precision Drilling Corp.*	2,471,729
52,990	Research In Motion Ltd.*	3,191,058
105,200	Talisman Energy Inc.†	2,401,513

		16,212,141

Chile — 0.3%
68,500	Linea Aerea Nacional Chile S.A., Sponsored ADR†	1,503,575

China — 0.4%
3,935,000	People’s Food Holdings Ltd.	2,461,460

France — 9.3%
46,800	Assurances Generales de France†	2,677,032
167,000	Axa	3,416,169
73,400	Club Mediterranee S.A.*†	3,299,853
43,400	Compagnie de Saint-Gobain†	2,182,738
70,300	Dassault Systemes S.A., ADR†	3,024,939
152,000	France Telecom S.A.	3,598,227
51,600	Lafarge S.A.†	4,428,971
66,600	LVMH Moet Hennessy Louis Vuitton S.A.†	4,268,076
28,025	Pernod-Ricard†	3,469,058
39,833	Sanofi-Aventis†	2,839,037
98,600	Sanofi-Aventis, ADR*†	3,551,572
26,700	Societe BIC S.A.†	1,141,476
35,200	Technip S.A.†	5,283,547
48,835	Technip S.A., ADR†	1,843,033
71,310	Thomson†	1,355,337
17,613	Total S.A.†	3,435,555
49,755	Total S.A., Sponsored ADR†	4,875,492

		54,690,112

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares	Security	Value

Germany — 7.1%
70,800	Altana AG†	$3,843,710
50,507	BASF AG	2,732,779
155,500	Bayerische Hypo- und Vereinsbank AG (HVB Group)*	2,550,044
69,500	Bayerische Motoren Werke (BMW) AG	2,869,647
65,700	Continental AG	3,413,145
78,600	Deutsche Boerse AG	3,798,892
46,700	E.ON AG	3,317,662
85,300	Fresenius Medical Care AG†	6,227,203
108,857	Kontron AG*†	789,124
48,400	Metro AG†	2,249,635
27,864	Rhoen-Klinikum AG †	1,357,925
30,155	Rhoen-Klinikum AG, Preferred Shares†	1,425,487
143,100	SAP AG, Sponsored ADR	5,217,426
39,000	Schering AG	2,167,665

		41,960,344

Greece — 1.4%
133,300	Coca-Cola Hellenic Bottling Co. S.A., ADR†	3,172,540
763,360	National Bank of Greece S.A., ADR†	3,358,784
155,600	Piraeus Bank S.A.	1,744,093

		8,275,417

Hong Kong — 2.2%
1,248,000	Cafe De Coral Holdings Ltd.	1,440,018
5,232,000	Glorious Sun Enterprises Ltd.	1,660,175
1,500,000	Hang Lung Properties Ltd.†	2,182,720
3,232,000	Hung Hing Printing Group Ltd.	2,444,749
2,928,000	PCCW Ltd.*†	1,952,025
1,048,000	TPV Technology Ltd.	678,522
1,100,600	Yue Yuen Industrial Holdings Ltd.†	2,652,762

		13,010,971

India — 0.9%
54,300	HDFC Bank Ltd., ADR	1,526,373
77,000	Infosys Technologies Ltd., Sponsored ADR†	4,019,400

		5,545,773

Indonesia — 0.2%
1,800,000	PT Telekomunikasi Indonesia	1,468,800

Ireland — 2.0%
206,500	Allied Irish Banks PLC	3,263,114
159,700	CRH PLC	3,654,035
102,400	Irish Life & Permanent PLC	1,561,984
99,400	Ryanair Holdings PLC, Sponsored ADR*†	3,086,370

		11,565,503

Israel — 0.5%
102,000	Teva Pharmaceutical Industries Ltd.†	2,779,500

Italy — 1.5%
125,900	Benetton Group S.p.A.†	1,375,911
147,295	Eni S.p.A.†	3,016,671

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares	Security	Value

Italy — 1.5% (continued)
251,500	Mediaset S.p.A.†	$2,580,015
300,000	Telecom Italia Mobile S.p.A.†	1,597,257

		8,569,854

Japan — 21.0%
634,000	The Bank of Fukuoka, Ltd.†	3,308,686
82,100	CANNON INC.	3,930,680
92,300	CANNON INC., Sponsored ADR	4,427,631
88,300	Coca-Cola West Japan Co. Ltd.	2,142,103
300,000	Daiwa Securities Group Inc.	1,953,591
63,000	FamilyMart Co., Ltd.†	1,785,472
454,000	Fuji Heavy Industries Ltd.†	2,306,851
69,000	Fuji Photo Film Co. Ltd.	2,177,016
260,000	Fujirebio Inc.†	3,460,149
155,000	Kao Corp.	3,824,177
120,000	Kirin Brewery Co. Ltd.	1,087,407
28,000	Kyocera Corp.	2,059,617
63,500	Meitec Corp.†	2,300,514
375	Millea Holdings, Inc.	5,193,525
177,000	Mitsubishi Estate Co. Ltd.	1,998,413
668,800	Mitsubishi Tokyo Financial Group, Inc., ADR†	6,059,328
651,000	Nippon Express Co. Ltd.	3,361,579
830,000	Nippon Shinpan Co. Ltd.*	2,778,593
484,000	Nippon Yusen Kabushiki Kaisha	2,516,995
1,016,000	NIPPONKOA Insurance Co. Ltd.	6,066,367
134,800	Nomura Holdings, Inc.	1,864,426
221,100	Nomura Holdings, Inc., ADR†	3,068,868
58,600	Orix Corp., Sponsored ADR†	3,006,180
85,500	Secom Co. Ltd.	3,175,961
170,000	SEVEN-ELEVEN JAPAN CO., LTD.†	5,207,741
474,000	Sharp Corp.†	6,651,564
300,000	Sumitomo Chemical Co. Ltd.	1,351,004
53,000	Taisho Pharmaceutical Co. Ltd.	1,015,959
194,300	Takeda Pharmaceutical Co. Ltd.	8,803,467
62,300	TDK Corp.†	4,142,667
113,800	Toyota Motor Corp.	4,508,998
76,600	Toyota Motor Corp., Sponsored ADR	6,065,954
116,900	YAMADA DENKI Co. Ltd.†	4,235,119
266,000	The Yamaguchi Bank Ltd.	2,717,821
186,000	Yamaha Corp.	2,787,526
70,900	Yamanouchi Pharmaceutical Co. Ltd.	2,464,560

		123,806,509

Liberia — 0.5%
71,200	Royal Caribbean Cruises Ltd.†	2,917,609

Mexico — 1.2%
95,600	Coca-Cola Femsa, S.A. de C.V., Sponsored ADR†	1,948,328
86,900	Telefonos de Mexico S.A. de C.V., Series L Shares, Sponsored ADR	2,814,691
79,100	Wal-Mart de Mexico S.A. de C.V., Series V Shares, Sponsored ADR	2,514,273

		7,277,292

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares	Security	Value

The Netherlands — 6.3%
172,900	ABN AMRO Holding NV	$3,673,784
192,800	Akzo Nobel NV	6,494,928
187,595	ASML Holding NV, NY Registered Shares*	2,427,479
59,900	DSM NV†	2,917,708
170,487	Heineken NV†	5,159,588
13,375	Heineken Holding NV, Class A Shares	358,174
101,700	ING Groep NV	2,484,320
369,700	Koninklijke Ahold NV*	2,279,146
248,600	Reed Elsevier NV†	3,189,346
49,600	Royal Dutch Petroleum Co.†	2,505,435
118,915	TPG NV†	2,757,069
50,100	Unilever NV†	3,004,357

		37,251,334

Norway — 0.6%
51,200	Norsk Hydro ASA†	3,199,163
51,200	Yara International ASA*	455,695

		3,654,858

Panama — 0.8%
107,400	Carnival Corp.†	4,917,846

Russia — 0.3%
12,675	Mobile Telesystems	1,639,638

Singapore — 0.3%
1,484,000	Singapore Telecommunications Ltd.*	1,986,706

South Korea — 2.0%
140,400	Kookmin Bank, Sponsored ADR*†	4,485,780
263,000	Korea Electric Power Corp., Sponsored ADR†	2,640,520
6,800	Samsung Electronics Co. Ltd., GDR‡	1,317,500
178,500	SK Telecom Co. Ltd., ADR†	3,373,650

		11,817,450

Spain — 2.2%
169,326	ACS, Actividades de Construccion y Servicios, S.A.	2,888,177
240,000	Endesa, S.A.†	4,450,390
137,900	Repsol YPF, S.A.	2,856,179
182,200	Telefonica S.A.	2,592,766

		12,787,512

Sweden — 2.0%
506,700	Nordea Bank AB	3,876,176
86,700	Sandvik AB†	2,967,316
172,900	Telefonaktiebolaget LM Ericsson, Sponsored ADR*†	4,675,216

		11,518,708

Switzerland — 4.8%
29,000	Ciba Specialty Chemicals AG, Registered Shares	1,765,915
64,200	Credit Suisse Group	2,005,457
4,600	Forbo Holding AG	960,380
33,500	Logitech International S.A., Registered Shares*	1,515,382

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares	Security	Value

Switzerland — 4.8% (continued)
46,000	Lonza Group AG	$2,044,444
31,100	Nestle S.A., Registered Shares	7,366,113
79,787	Novartis AG, Registered Shares	3,694,368
86,500	UBS AG, Registered Shares	5,837,885
20,600	Zurich Financial Services AG	2,879,439

		28,069,383

Taiwan — 1.6%
164,700	Chunghwa Telecom Co. Ltd., ADR†	2,809,782
857,285	Compal Electronics Inc.	810,659
766,156	Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	5,784,478

		9,404,919

United Kingdom — 19.9%
127,000	Acambis PLC, Sponsored ADR*†	1,445,260
1,365,100	Aegis Group PLC	2,054,995
258,900	Amdocs Ltd.*	5,203,890
136,900	AstraZeneca PLC, Sponsored ADR	6,369,957
182,960	BG Group PLC, Sponsored ADR†	5,754,092
263,500	BOC Group PLC	4,249,333
250,000	Boots Group PLC	3,055,832
431,700	BP PLC	3,835,028
807,000	Centrica PLC	3,579,056
413,178	Diageo PLC	5,091,380
422,225	GlaxoSmithKline PLC	8,609,271
70,800	HBOS PLC	867,326
70,200	HSBC Holdings PLC, Sponsored ADR†	5,467,176
1,761,937	International Power PLC*	4,320,054
188,400	Johnson Matthey PLC	3,082,389
662,179	Kingfisher PLC	3,306,854
465,800	Lloyds TSB Group PLC	3,501,833
615,600	Michael Page International PLC	1,847,875
967,100	Misys PLC	3,046,831
82,900	Next PLC	2,223,910
384,500	Pearson PLC	4,294,351
232,200	Reed Elsevier PLC	2,059,620
502,000	Rexam PLC	3,995,713
107,100	Royal Bank of Scotland Group PLC	2,987,030
252,200	Scottish Power PLC	1,828,946
533,100	Shire Pharmaceuticals Group PLC	4,632,501
79,200	Smith & Nephew PLC, Sponsored ADR	3,599,640
1,775,200	Tesco PLC	8,513,120
22,471	TI Automotive Ltd., Class A Shares*@	5,789
1,762,800	Vodafone Group PLC	4,012,308
452,045	WPP Group PLC	4,042,250

		116,883,610

	TOTAL COMMON STOCK (Cost — $499,612,341)	562,873,229

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Rights	Security	Value

RIGHTS* — 0.1%

Mexico — 0.0%
34,900	Coca-Cola Femsa, S.A. de C.V., Expires 9/1/04†	$0

United Kingdom — 0.1%
581,439	International Power PLC, Expires 9/14/04	558,192

	TOTAL RIGHTS (Cost — $0)	558,192

	SUB-TOTAL INVESTMENTS (Cost — $499,612,341)	563,431,421

Face Amount

REPURCHASE AGREEMENT — 3.9%
$ 22,776,000	State Street Bank and Trust Co. dated 8/31/04, 1.490% due 9/1/04; Proceeds at maturity — $22,776,943; (Fully collateralized by U.S. Treasury Bonds, 5.250% due 2/15/29; Market value — $23,242,853) (Cost — $22,776,000)	22,776,000

	TOTAL INVESTMENTS — 99.6% (Cost — $522,388,341**)	586,207,421
	Other Assets in Excess of Liabilities — 0.4%	2,348,797

	TOTAL NET ASSETS — 100.0%	$588,556,218

LOANED SECURITIES COLLATERAL
147,645,078	State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $147,645,078)	$147,645,078

*	Non-income producing security.
†	All or a portion of this security is on loan (See Note 3).
@	Security is valued in accordance with fair valuation procedures.
‡	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid pursuant to guidelines approved by the Board of Trustees.
**	Aggregate cost for Federal income tax purposes is $525,314,552.

Abbreviations used in this schedule:

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

Summary of Investments by Sector†

Financials	20.1%
Consumer Discretionary	15.5
Healthcare	11.7
Consumer Staples	9.8
Information Technology	9.7
Materials	7.6
Energy	7.2
Industrials	5.6
Telecommunication Services	5.5
Repurchase Agreement	3.9
Utilities	3.4

100.0%

†	As a percentage of total investments. Please note that fund holdings are subject to change.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Investments

Shares	Security	Value
STOCK — 99.1%

Argentina — 1.5%
190,400	Grupo Financiero Galicia S.A., Sponsored ADR	$967,232
197,300	IRSA Inversiones y Representaciones S.A., Sponsored GDR*	1,404,776
47,800	Telecom Argentina SA, Sponsored ADR*	435,936

		2,807,944

Brazil — 13.0%
12,000	All America Latina Logistica, Preferred Shares*	249,319
5,883	Aracruz Celulose S.A., Sponsored ADR	204,787
4,643	Banco Bradesco S.A., Preferred Shares	225,666
7,904	Banco Bradesco S.A., Sponsored ADR	385,320
20,594,059	Banco Itau Holding Financeira S.A., Preferred Shares	2,083,255
203,009,139	Brasil Telecom Participacoes S.A., Preferred Shares	1,311,677
1,120,000	Caemi Mineracao e Metalurgica S.A., Preferred Shares (a)*	598,910
103,700,000	Companhia Brasileira de Distribuicao Grupo Pao de Acucar S.A., Preferred Shares	2,150,998
11,530	Companhia de Bebidas das Americas, Preferred ADR	250,201
8,488,475	Companhia de Bebidas das Americas, Preferred Shares	1,844,595
20,300	Companhia de Concessoes Rodoviarias	252,367
19,900,000	Companhia Energetica de Minas Gerais, Preferred Shares	366,008
8,747	Companhia Energetica de Minas Gerais, Sponsored ADR	162,169
334,894,684	Companhia Paranaense de Energia-Copel, Preferred Class B Shares	1,140,649
18,000	Companhia Siderurgica Nacional S.A.	278,031
24,856	Companhia Siderurgica Nacional S.A., Sponsored ADR	384,771
2,919	Companhia Vale do Rio Doce, ADR	168,631
7,800	Companhia Vale do Rio Doce, Preferred Class A Shares	149,518
17,206	Companhia Vale do Rio Doce, Sponsored ADR	837,932
66,342	Gerdau S.A., Preferred Shares	1,094,779
337,000	Itausa - Investimentos Itau S.A., Preferred Shares	412,067
3,200	Natura Cosmeticos S.A.	61,689
195,739	Petroleo Brasileiro S.A., ADR	5,582,878
14,888	Petroleo Brasileiro S.A., Preferred Shares	415,809
93,266,608	Tele Celular Sul Participacoes S.A.	108,006
21,670,106	Tele Celular Sul Participacoes S.A., Preferred Shares	29,819
53,432	Tele Norte Leste Participacoes S.A.	694,292
27,804	Tele Norte Leste Participacoes S.A., ADR	380,915
576	Telefonica Data Brasil Holding, Preferred Shares*	0
10,276	Telemar Norte Leste S.A., Preferred Class A Shares	187,986
134,099,592	Telemig Celular Participacoes S.A., Preferred Shares	199,596
576	Telesp - Telecomunicacoes de Sao Paulo S.A., Preferred Shares	10
26,100,000	Telesp Celular Participacoes S.A., Preferred Shares*	68,095
115,300	Usinas Siderurgicas de Minas Gerais S.A., Preferred Class A Shares	1,818,253
8,036	Votorantim Celulose e Papel S.A., Sponsored ADR	282,305

		24,381,303

China — 1.4%
42,400	China International Marine Containers (Group) Co., Ltd., Class B Shares	59,415
282,000	China Life Insurance Co., Ltd.*	167,214
1,086,000	China Petroleum and Chemical Corp.	424,659
204,000	China Shipping Development Co. Ltd.	141,233
1,330,000	China Telecom Corp. Ltd.	430,550
84,700	Datang Power Generation Co. Ltd.	65,698
184,000	Huadian Power International Corp. Ltd.	53,667

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Investments

Shares	Security	Value

China — 1.4% (continued)
166,000	Huaneng Power International, Inc.	$123,437
128,000	Jiangsu Expressway Co. Ltd.	51,693
843,500	PetroChina Co. Ltd.	424,459
67,500	Ping An Insurance (Group) Co. of China Ltd.*	88,270
190,000	Sinopec Beijing Yanhua Petrochemical Co. Ltd.	65,770
490,000	Sinopec Shanghai Petrochemical Co. Ltd.	169,618
110,000	Sinopec Zhenhai Refining and Chemical Co. Ltd.	105,771
198,000	Tencent Holdings Ltd.*	93,290
74,000	Weichai Power Co., Ltd.	134,720
50,000	Yanzhou Coal Mining Co. Ltd.	54,167
86,100	Zhejiang Southeast Electric Power Co., Ltd., Class B Shares	56,137

		2,709,768

Czech Republic — 0.6%
22,840	Cesky Telecom A.S.	288,331
43,286	CEZ A.S.	338,430
2,836	Erste Bank der oesterreichischen Sparkassen AG	109,243
1,921	Komercni Banka A.S.	206,533
35,266	Unipetrol A.S.*	110,976
5,917	Zentiva NV*	134,723

		1,188,236

Egypt — 0.6%
40,330	Commercial International Bank	162,291
12,278	Egyptian Co. for Mobile Services	187,150
2	Medinet NASR for Housing & Development Co.	14
28,713	Orascom Construction Industries	575,872
5,209	Orascom Telecommunications*	119,458

		1,044,785

Hong Kong — 3.8%
112,000	China Mengniu Dairy Co. Ltd.*	70,360
1,570,000	China Merchants Holdings International Co. Ltd.	2,375,159
654,500	China Mobile (Hong Kong) Ltd.	1,908,983
176,000	CITIC International Financial Holdings Ltd.	72,206
604,000	CNOOC Ltd.	284,581
230,000	Denway Motors Ltd.	90,674
181,000	Digital China Holdings Ltd.*	48,151
322,000	GZI Transport Ltd.	85,661
177,700	iShares MSCI Hong Kong Index Fund	1,944,038
173,500	Lifestyle International Holdings Ltd.	231,336
40,000	Shanghai Industrial Holdings Ltd.	73,078
360,000	Shenzhen Investment Ltd.	43,847

		7,228,074

Hungary — 1.1%
2,149	Gedeon Richter RT.	230,769
168	Gedeon Richter RT., Sponsored GDR	17,943
50,591	Magyar Tavkozlesi RT.	205,400
10,672	MOL Magyar Olaj-es Gazipari RT.	465,991
47,794	OTP Bank RT.	1,045,215

		1,965,318

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Investments

Shares	Security	Value

India — 5.3%
11,748	ICICI Bank Ltd., Sponsored ADR	$143,326
44,464	Infosys Technologies Ltd., Sponsored ADR	2,321,021
53,138	Ranbaxy Laboratories Ltd., Sponsored GDR	1,107,396
139,263	Reliance Industries Ltd., Sponsored GDR (b)	2,971,872
57,559	Satyam Computer Services Ltd., ADR	1,129,308
77,600	State Bank of India, GDR	1,656,760
67,600	Tata Motors Ltd., Sponsored GDR	561,080

		9,890,763

Indonesia — 2.9%
894,000	PT Aneka Tambang Tbk.	119,200
679,675	PT Astra International Tbk.	460,367
942,500	PT Bank Rakyat Indonesia	173,420
117,500	PT Gudang Garam Tbk.	159,800
615,920	PT Hanjaya Mandala Sampoerna Tbk.	348,200
471,500	PT Indonesian Satellite Corp. Tbk.	211,232
38,300	PT Indonesian Satellite Corp. Tbk., ADR	853,324
178,000	PT International Nickel Indonesia Tbk.	153,792
1,363,500	PT Kalbe Farma Tbk.	57,449
2,084,000	PT Tambang Batubara Bukit Asam Tbk.	172,277
1,937,898	PT Telekomunikasi Indonesia	1,581,325
75,600	PT Telekomunikasi Indonesia, Sponsored ADR	1,229,256

		5,519,642

Israel — 0.9%
62,898	Teva Pharmaceutical Industries Ltd., Sponsored ADR	1,713,970

Kazakhstan — 0.1%
7,385	PetroKazakhstan Inc., Class A Shares	221,328

Luxembourg — 0.2%
8,780	Tenaris S.A., ADR	338,469

Malaysia — 1.8%
214,000	AMMB Holdings Berhad	184,716
207,000	Commerce Asset-Holding Berhad	250,579
87,000	DRB-Hicom Berhad	47,163
50,000	Genting Berhad	209,211
53,000	Hong Leong Bank Berhad	69,458
85,000	IOI Corp. Berhad	193,487
43,000	Kuala Lumpur Kepong Berhad	73,553
126,000	Malayan Banking Berhad	344,842
107,000	Malaysia International Shipping Corp. Berhad	351,974
72,000	Malaysian Airline System Berhad	81,474
55,000	Maxis Communications Berhad	123,750
183,000	PLUS (Projek Lebuhraya Utara Selatan) Expressways Berhad	119,913
85,000	Public Bank Berhad	152,105
43,000	Puncak Niaga Holdings Berhad*	25,913
99,000	Resorts World Berhad	230,566
89,000	Tanjong PLC	292,763
141,000	Telekom Malaysia Berhad	393,316
48,000	UMW Holdings Berhad	61,895
95,000	YTL Corp. Berhad	115,000

		3,321,678

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Investments

Shares	Security	Value

Mexico — 8.4%
71,000	Alfa, S.A., Series A Shares	$233,493
566,350	America Movil S.A. de C.V., Series L Shares	973,589
28,738	America Movil S.A. de C.V., Series L Shares, ADR	984,276
58,370	Cemex S.A. de C.V., Participation Certificate, Sponsored ADR	1,651,871
84,441	Cemex S.A. de C.V., Series CPO	479,508
12,850	Coca-Cola Femsa, S.A. de C.V., Sponsored ADR	261,883
36,600	Consorcio ARA, S.A. de C.V.*	98,158
137,880	Corporacion GEO, S.A. de C.V., Series B Shares*	179,799
3,198,700	Empresas ICA Sociedad Controladora S.A. de C.V.*	945,054
3,634	Fomento Economico Mexicano, S.A. de C.V., Sponsored ADR	157,098
66,200	Grupo Aeroportuario del Sureste S.A. de C.V., ADR	1,403,440
89,600	Grupo Aeroportuario del Sureste S.A. de C.V., Series B Shares	194,682
58,000	Grupo Carso S.A. de C.V., Series A1 Shares	265,966
282,829	Grupo Financiero Banorte S.A. de C.V., Series O Shares	1,115,151
56,103	Grupo Financiero Inbursa, S.A. de C.V., Series O Shares	82,878
72,000	Grupo Mexico S.A. de C.V., Series B Shares*	257,041
73,600	Grupo Modelo, S.A. de C.V., Series C Shares	175,708
39,590	Grupo Televisa S.A., Sponsored ADR	1,905,467
701,045	Telefonos de Mexico S.A. de C.V., Series L Shares	1,138,562
46,674	Telefonos de Mexico S.A. de C.V., Series L Shares, Sponsored ADR	1,511,771
60,300	Urbi, Desarrollos Urbanos, S.A. de C.V.*	191,677
464,525	Wal-Mart de Mexico S.A. de C.V., Series V Shares	1,480,680
4,492	Wal-Mart de Mexico S.A. de C.V., Series V Shares, Sponsored ADR	142,783

		15,830,535

The Philippines — 0.1%
9,700	Philippine Long Distance Telephone Co., Sponsored ADR*	219,899

Poland — 1.5%
1,052	Bank Przemyslowo-Handlowy BPH	114,279
3,607	Bank Zachodni WBK S.A.	79,945
2,817	ComputerLand S.A.*	88,643
3,842	Echo Investment S.A.*	87,256
1,605	Grupa Kety S.A.	61,265
11,382	KGHM Polska Miedz S.A.*	93,433
31,333	Polski Koncern Naftowy Orlen S.A.	276,927
52,110	Telekomunikacja Polska S.A.	206,039
472,500	Telekomunikacja Polska S.A., GDR	1,833,300

		2,841,087

Russia — 6.1%
9,572	AO VimpelCom, Sponsored ADR*	939,013
1,461	Cherepovets MK Severstal	255,675
15,101	Gazprom, Registered Shares, Sponsored ADR	498,333
28,684	LUKOIL, Sponsored ADR	3,384,712
49,542	Mining and Metallurgical Co. Norilsk Nickel, ADR	2,794,169
7,299	Mobile Telesystems, Sponsored ADR	944,199
9,446	RAO Unified Energy System, Registered Shares, GDR	252,114
689	Sberbank RF	270,088
9,058	Surgutneftegaz, Preferred Shares, Sponsored ADR	391,758
36,216	Surgutneftegaz, Sponsored ADR	1,263,938
343	Transneft, Preferred Shares	286,405
8,688	YUKOS, ADR	145,958

		11,426,362

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Investments

Shares	Security	Value

South Africa — 8.4%
33,396	ABSA Group Ltd.	$276,918
135,403	African Bank Investments Ltd.	241,260
108,400	Alexander Forbes Ltd.	176,017
308,612	Anglo American PLC	7,003,565
56,740	AngloGold Ashanti Ltd.	2,006,606
29,600	Barloworld Ltd.	334,086
320,300	FirstRand Ltd.	515,276
12,300	Impala Platinum Holdings Ltd.	1,033,792
10,200	Imperial Holdings Ltd.	117,872
24,590	Ispat Iscor Ltd.	173,925
34,904	JD Group Ltd.	238,997
14,000	Kumba Resources Ltd.	76,900
27,542	Liberty Group Ltd.	227,966
35,091	Massmart Holdings Ltd.	184,353
81,773	MTN Group Ltd.	375,331
92,000	Old Mutual PLC	176,108
10,000	Remgro Ltd.	121,896
184,200	Sanlam Ltd.	248,649
33,571	Sappi Ltd.	473,328
22,849	Sasol Ltd.	391,957
53,639	Standard Bank Group Ltd.	358,320
273,521	Steinhoff International Holdings Ltd.	337,116
42,515	Telkom South Africa Ltd.	507,045
155,400	Truworths International Ltd.	247,892

		15,845,175

South Korea — 19.4%
4,580	CJ Corp.	233,801
6,930	Daelim Industrial Co., Ltd.	263,218
13,420	Daishin Securities Co., Preferred Shares	94,372
10,550	Hanjin Shipping Co., Ltd.	182,726
19,486	Hyosung Corp.	158,175
39,484	Hyundai Department Store Co., Ltd.	1,177,476
9,100	Hyundai Mobis	447,159
7,700	Hyundai Motor Co., Ltd.	183,500
51,865	Hyundai Motor Co., Ltd., Preferred Shares	2,246,875
25,500	Industrial Bank of Korea	166,037
116,912	Kookmin Bank*	3,735,175
112,300	Korea Electric Power (KEPCO) Corp.	1,974,280
10,546	Korean Air Lines Co., Ltd.*	149,238
58,840	KT Corp.	1,861,977
79,881	KT Corp., Sponsored ADR	1,399,515
12,490	KT&G Corp.	318,797
61,621	LG Chem Ltd.	2,343,187
28,229	LG Electronics Inc.	1,347,914
14,850	LG Electronics Inc., Preferred Shares	391,281
9,890	LG Petrochemical Co., Ltd.	228,822
1,960	NCsoft Corp.*	141,574
2,240	ORION Corp.	156,548
14,190	Poongsan Corp.	134,280
22,990	POSCO	3,303,247
45,150	Samsung Corp.	544,850
22,400	Samsung Electronics Co., Ltd.	8,770,586

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Investments

Shares	Security	Value

South Korea — 19.4% (continued)
5,350	Samsung Electronics Co., Ltd., Preferred Shares	$1,379,476
5,355	Samsung Fire & Marine Insurance Co., Ltd.	319,389
54,810	Samsung Heavy Industries Co., Ltd.	241,252
5,280	Samsung SDI Co., Ltd.	540,904
36,920	Shinhan Financial Group Co., Ltd.	625,029
12,950	SK Corp.	491,310
6,590	SK Telecom Co., Ltd.	992,634

		36,544,604

Taiwan — 14.2%
234,261	Acer Inc.	311,642
267,522	Advanced Semiconductor Engineering Inc.*	194,836
183,366	Asustek Computer Inc.	409,251
269,850	AU Optronics Corp.	346,307
292,969	Benq Corp.	299,404
807,691	Cathay Financial Holding Co., Ltd.	1,411,301
65,760	Cheng Shin Rubber Industry Co., Ltd.	84,971
567,326	China Development Financial Holding Corp.	251,575
88,000	China Motor Corp.	102,596
580,231	China Steel Corp.	541,858
3,444,465	Chinatrust Financial Holding Co., Ltd.	3,631,396
149,000	Chunghwa Telecom Co., Ltd.	236,286
170,000	CMC Magnetics Corp.	83,872
184,988	Compal Electronics Inc.	174,927
205,658	Delta Electronics Inc.	263,323
140,283	Evergreen Marine Corp.*	127,298
381,000	Far Eastern Department Stores Ltd.	186,852
321,988	Far Eastern Textile Ltd.	191,007
312,000	First Financial Holding Co., Ltd.*	217,150
307,503	Formosa Chemicals & Fibre Corp.	492,156
282,359	Formosa Plastics Corp.	422,892
732,598	Hon Hai Precision Industry Co., Ltd.	2,398,822
20,194	Hon Hai Precision Industry Co., Ltd., Registered Shares, GDR	143,377
185,300	iShares MSCI Taiwan Index Fund	1,971,592
70,150	Kaulin Manufacturing Co., Ltd.	85,081
199,232	Lite-On Technology Corp.	186,056
46,412	MediaTek Inc.	327,114
844,000	Mega Financial Holding Co., Ltd.	510,584
420,976	Nan Ya Plastics Corp.	581,049
104,000	Nien Hsing Textile Co., Ltd.	89,487
691	Pacific Electric Wire & Cable Co., Ltd.*†	0
87,000	Phoenixtec Power Co., Ltd.	90,700
180,519	Polaris Securities Co., Ltd.	84,820
122,000	Powerchip Semiconductor Corp.*	85,986
61,828	President Chain Store Corp.	91,693
623,486	Quanta Computer Inc.	1,061,970
159,500	Siliconware Precision Industries Co.	117,100
62,700	Synnex Technology International Corp.	92,986
266,701	Taishin Financial Holdings Co., Ltd.	202,853
354,600	Taiwan Cellular Corp.	333,232
216,315	Taiwan Cement Corp.	107,992
1,182,000	Taiwan Fertilizer Co., Ltd.	937,214
1,177,477	Taiwan Semiconductor Manufacturing Co., Ltd.	1,625,203

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Investments

Shares	Security	Value

Taiwan — 14.2% (continued)
1,689,206	United Microelectronics Corp.*	$1,145,914
378,701	United Microelectronics Corp., ADR*	1,439,064
208,000	Walsin Lihwa Corp.*	102,009
135,450	Wan Hai Lines Ltd.	121,719
2,137,000	Yageo Corp.*	888,011
409,700	Yageo Corp., Sponsored GDR*	848,079
1,498,578	Yuanta Core Pacific Securities Co.	994,592

		26,645,199

Thailand — 4.7%
209,550	Advanced Info Service Public Co. Ltd.	470,757
186,800	Airports of Thailand Public Co. Ltd.*	228,900
860,800	Bangkok Bank Public Co. Ltd.*	2,047,554
196,200	Bangkok Bank Public Co. Ltd., NVDR*	438,409
536,200	Kasikornbank Public Co. Ltd., NVDR*	602,291
147,400	Kiatnakin Finance Public Co. Ltd.	108,018
8,955,900	Land and Houses Public Co. Ltd., NVDR	1,958,162
67,000	PTT Exploration and Production Public Co. Ltd.	450,745
168,700	PTT Public Co. Ltd.	630,294
376,600	Shin Corp. Public Co. Ltd.	321,223
59,700	The Siam Cement Public Co. Ltd.	347,126
31,900	The Siam Cement Public Co. Ltd., NVDR	174,753
308,400	Siam City Bank Public Co. Ltd.	166,723
455,500	Sino Thai Engineering & Construction Public Co. Ltd.	102,876
274,800	Thai Airways International Public Co. Ltd.	353,239
50,000	Total Access Communication Public Co. Ltd.*	151,000
911,700	True Corp. Public Co. Ltd.*	114,455
205,800	Univanich Palm Oil Public Co. Ltd.	139,689

		8,806,214

Turkey — 3.1%
35,810,728	Akbank T.A.S.	1,516,299
36,700	Aktas Elektrik Ticaret A.S.†*	0
5,868,232	Anadolu Efes Biracilik ve Malt Sanayii A.S.	784,243
1,151,383	Arcelik A.S.*	59,797
46	Beko Elektronik A.S.*	2
6,623,688	Dogan Sirketler Grubu Holding A.S.*	112,842
2,635,490	Dogan Yayin Holding A.S.*	94,156
5,220,600	Eregli Demir ve Celik Fabrikalari T.A.S.	177,877
8,528,600	Finansbank A.S.*	98,743
1,623,900	Ford Otomotiv Sanayi A.S.	120,329
1	Haci Omer Sabanci Holding A.S.	0
12,379,475	Koc Holding A.S.	667,501
1,309,675	Tupras-Turkiye Petrol Rafinerileri A.S.	100,511
3,785,415	Turk Sise ve Cam Fabrikalari A.S.	83,272
43,496,076	Turkcell Iletisim Hizmetleri A.S.	1,582,722
3,692,669	Turkiye Garanti Bankasi A.S.*	120,320
7,570,848	Turkiye Is Bankasi, Class C Shares	249,189
2,061,168	Vestel Elektronik Sanayi ve Ticaret A.S.*	74,319

		5,842,122

	TOTAL STOCK (Cost — $149,494,704)	186,332,475

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Investments

Rights	Security	Value
RIGHTS — 0.0%*

Mexico — 0.0%
4,691	Coca Cola Femsa S.A. de C.V., Expire 9/1/04 (Cost — $0)	$0

	SUB-TOTAL INVESTMENTS (Cost — $149,494,704)	186,332,475

Face Amount
REPURCHASE AGREEMENT — 0.2%
$422,000	State Street Bank and Trust Co. dated 8/31/04, 1.490% due 9/1/04; Proceeds at maturity — $422,017; (Fully collaterized by U.S. Treasury Bonds, 13.250% due 5/15/14; Market value — $433,650) (Cost — $422,000)	422,000

	TOTAL INVESTMENTS — 99.3% (Cost — $149,916,704**)	186,754,475
	Other Assets in Excess of Liabilities — 0.7%	1,330,232

	NET ASSETS — 100.0%	$188,084,707

(a)	All or a portion of this security is segregated for open futures contracts commitments.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid pursuant to guidelines approved by the Board of Trustees.
*	Non-income producing security.
†	Security is valued in accordance with fair valuation procedures.
**	Aggregate cost for Federal income tax purposes is $154,160,621.

Abbreviations used in this schedule:

ADR    — American Depositary Receipt

GDR    — Global Depositary Receipt

NVDR — Non-Voting Depositary Receipt

Summary of Investments by Industry†

Financials	17.9%
Materials	17.5
Telecommunication Services	14.9
Information Technology	13.2
Industrials	9.2
Energy	8.4
Consumer Discretionary	7.3
Consumer Staples	4.0
Utilities	2.5
Exchange Traded Funds	2.1
Other	3.0

100.0%

†	As a percentage of total investments. Please note that fund holdings are subject to change.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Government Money Investments

Face Amount	Security	Annualized Yield	Value
U.S. GOVERNMENT AGENCY DISCOUNT NOTES — 94.3%
$ 3,500,000	Federal Farm Credit Bank due 9/22/04	1.46%	$3,497,019
39,829,000	Federal Home Loan Bank due 9/1/04	2.95	39,829,000
23,500,000	Freddie Mac Discount Notes due 9/1/04 to 12/6/04	1.06 to 1.64	23,460,338
18,800,000	Federal National Mortgage Association due 9/6/05 to 11/8/04	1.07 to 1.61	18,768,984
3,000,000	Tennessee Valley Authority due 9/2/04	1.41	2,999,883

	TOTAL U.S. GOVERNMENT AGENCY DISCOUNT NOTES (Cost — $88,555,224)		88,555,224

U.S. TREASURY OBLIGATIONS — 8.0%
5,000,000	U.S. Treasury Bills due 9/16/04 to 6/24/05	1.29 to 1.78	4,981,445
2,500,000	U.S. Treasury Note due 10/31/04	2.12	2,502,583

	TOTAL U.S. TREASURY OBLIGATIONS (Cost — $7,484,028)		7,484,028

	TOTAL INVESTMENTS — 102.3% (Cost — $96,039,252*)		96,039,252
	Liabilities in Excess of Other Assets — (2.3)%		(2,164,416)

	TOTAL NET ASSETS — 100.0%		$93,874,836

*	Aggregate cost for Federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount‡	Security	Value
U.S. GOVERNMENT OBLIGATIONS & AGENCIES — 28.0%

U.S. Government Obligations — 21.6%
	U.S. Treasury Notes:
410,000	1.625% due 2/28/06 (a)	$406,829
550,000	2.750% due 6/30/06 (a)	554,276
5,250,000	2.750% due 7/31/06 (a)(b)	5,288,556
4,665,000	2.375% due 8/31/06	4,666,460
470,000	2.625% due 11/15/06	471,579
160,000	2.250% due 2/15/07 (a)	158,888
120,000	3.125% due 5/15/07 (a)	121,491
50,000	3.000% due 11/15/07 (a)	50,314
375,000	3.125% due 10/15/08 (a)	375,439
150,000	3.000% due 2/15/09 (a)	148,816
600,000	2.625% due 3/15/09 (a)	585,235
11,550,000	3.875% due 5/15/09 (a)(b)	11,860,418
80,000	4.000% due 6/15/09 (a)	82,541
280,000	3.625% due 7/15/09 (a)	284,080
18,285,000	3.500% due 8/15/09 (a)(b)	18,442,141
4,250,000	4.375% due 8/15/12 (a)(b)	4,382,315
1,305,000	4.000% due 11/15/12 (a)(b)	1,311,016
1,310,000	4.250% due 11/15/13 (a)	1,326,632
925,000	4.750% due 5/15/14 (a)	971,070
40,000	4.250% due 8/15/14 (a)	40,413
	U.S. Treasury Bonds:
2,530,000	10.375% due 11/15/12 (a)(b)	3,105,874
1,445,000	12.000% due 8/15/13 (a)	1,920,496
2,565,000	8.125% due 8/15/19 (a)(b)	3,506,137
1,715,000	8.000% due 11/15/21 (a)	2,348,881
70,000	7.250% due 8/15/22 (a)	89,772
4,430,000	6.250% due 8/15/23 (a)(b)	5,147,283
1,020,000	6.000% due 2/15/26 (a)	1,155,908
665,000	6.750% due 8/15/26 (a)(b)	821,171
3,880,000	6.125% due 11/15/27 (a)(b)	4,475,037
100,000	5.250% due 11/15/28 (a)	103,285
510,000	5.250% due 2/15/29 (a)	527,233
12,355,000	5.375% due 2/15/31 (a)(b)	13,158,087
	U.S. Treasury Inflation-Indexed Notes:
1,761,135	3.625% due 1/15/08 (a)	1,936,493
901,928	4.250% due 1/15/10 (a)	1,048,175
3,779,902	1.875% due 7/15/13 (b)	3,836,305
4,711,865	2.000% due 1/15/14 (a)(b)	4,818,254
1,939,871	2.000% due 7/15/14	1,980,413
	U.S. Treasury Inflation-Indexed Bonds:
1,499,357	2.375% due 1/15/25 (a)	1,556,462
311,531	3.875% due 4/15/29 (a)	411,477
	U.S. Treasury Principal Strips:
660,000	Due 11/15/21 (a)	272,410
20,000	Due 2/15/23	7,658
230,000	Due 8/15/26	72,315
100,000	Due 11/15/26	30,963

		103,858,598

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount‡	Rating(c)	Security	Value

U.S. Government Agencies — 6.4%
		Fannie Mae:
		Notes:
60,000	AAA	2.375% due 2/15/07 (a)	$59,414
1,500,000	Aaa*	6.625% due 9/15/09 (a)	1,697,401
2,300,000	Aaa*	7.125% due 6/15/10 (a)	2,674,155
400,000	AAA	6.125% due 3/15/12	447,092
1,890,000	AAA	4.750% due 2/21/13 (a)	1,884,595
130,000	AAA	3.000% due 4/26/19	130,254
		Bonds:
725,000	AAA	1.750% due 6/16/06 (a)	715,497
230,000	AAA	3.125% due 3/16/09 (a)	224,324
		Federal Home Loan Bank, Bonds:
60,000	AAA	2.750% due 5/15/06	60,269
120,000	Aaa*	4.875% due 11/15/06	124,445
70,000	AAA	3.500% due 11/15/07	70,762
30,000	AAA	3.625% due 11/14/08 (a)	30,155
20,000	AAA	4.500% due 9/16/13	20,014
		Freddie Mac:
		Notes:
2,250,000	AAA	2.850% due 2/23/07 (b)	2,249,917
685,000	AAA	3.500% due 4/1/08 (a)	685,088
750,000	AAA	3.875% due 1/12/09	752,265
4,325,000	AAA	4.750% due 12/8/10 (a)(b)	4,376,796
200,000	AAA	4.500% due 7/15/13 (a)	200,218
400,000	AAA	6.250% due 7/15/32 (a)	447,115
		Bonds:
850,000	AAA	6.750% due 3/15/31 (a)(b)	1,007,423
		Small Business Administration, Participation Certificates:
2,036,123	NR	6.150% due 11/1/13 (b)	2,140,822
650,111	NR	6.850% due 10/1/15	695,143
1,315,501	NR	6.650% due 11/1/15	1,402,899
1,055,504	NR	7.700% due 7/1/16	1,152,019
3,717,259	NR	7.190% due 12/1/19 (b)	4,134,600
2,881,733	NR	7.590% due 1/1/20 (b)	3,245,398

			30,628,080

		TOTAL U.S. GOVERNMENT OBLIGATIONS & AGENCIES (Cost — $131,871,654)	134,486,678

CORPORATE BONDS AND NOTES — 17.1%

Advertising — 0.0%
10,000	B	Lamar Media Corp., 7.250% due 1/1/13	10,700

Aerospace/Defense — 0.3%
		Lockheed Martin Corp.:
245,000	BBB	7.650% due 5/1/16	296,290
150,000	BBB	Bonds, 8.500% due 12/1/29	197,110
70,000	BBB	Loral Corp., Debentures, 7.000% due 9/15/23	77,920
		Northrop Grumman Corp.:
180,000	BBB	7.125% due 2/15/11	207,220
280,000	BBB	Notes, 4.079% due 11/16/06	285,409

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount‡	Rating(c)	Security	Value

Aerospace/Defense — 0.3% (continued)
		Raytheon Co., Notes:
20,000	BBB-	6.750% due 8/15/07	$21,956
55,000	BBB-	6.150% due 11/1/08	60,012
115,000	BBB-	4.850% due 1/15/11	118,237

			1,264,154

Agriculture — 0.1%
		Altria Group Inc.:
300,000	BBB	Debentures, 7.750% due 1/15/27	318,080
250,000	BBB	Notes, 7.000% due 11/4/13	263,973
		Reynolds American Inc.:
85,000	BB+	7.250% due 6/1/12	84,362
10,000	BB+	Series B, 7.750% due 5/15/06	10,500

			676,915

Airlines — 0.0%
50,000	AAA	Delta Air Lines Inc., Pass-Through Certificates, Series 02-1, 6.417% due 7/2/12 (a)	51,587

Auto Manufacturers — 0.6%
		DaimlerChrysler N.A. Holding Corp.:
700,000	NR	6.900% due 9/1/04	700,000
150,000	BBB	4.750% due 1/15/08	154,832
1,860,000	BBB	4.050% due 6/4/08 (b)	1,875,215
85,000	BBB	7.300% due 1/15/12	96,173
30,000	BBB	Notes, 6.500% due 11/15/13	32,421

			2,858,641

Banks — 1.9%
250,000	A+	American Express Centurion Bank, Notes, Series BKNT, 4.375% due 7/30/09	256,020
		Bank of America Corp.:
		Sr. Notes:
50,000	A+	5.250% due 2/1/07	52,523
1,200,000	A+	3.875% due 1/15/08	1,220,485
		Sub. Notes:
850,000	A	7.800% due 2/15/10	1,000,404
50,000	A	7.400% due 1/15/11	58,323
		Bank One Corp.:
		Notes:
575,000	A+	6.500% due 2/1/06	606,256
150,000	A+	2.625% due 6/30/08	144,777
960,000	A+	6.000% due 8/1/08	1,042,329
80,000	A	Sub. Notes, 5.900% due 11/15/11	85,837
500,000	AAA	Depfa ACS Bank, Sr. Notes, Series DTC, 3.625% due 10/29/08	501,050
275,000	A+	Firstar Bank N.A., Sub. Notes, Series BKNT, 7.800% due 7/5/10	287,008
195,000	AA	HBOS Treasury Services PLC, Notes, 3.600% due 8/15/07 (d)	196,842
110,000	AAA	KfW - Kreditanstalt fuer Wiederaufbau, 3.375% due 1/23/08 (a)	110,966
10,000	BBB	Sumitomo Mitsui Banking Corp./New York, Sub. Notes, 8.000% due 6/15/12	12,037
		SunTrust Banks Inc.:
265,000	AA-	Deposit Notes, 4.415% due 6/15/09	271,625
385,000	A+	Sr. Notes, 3.625% due 10/15/07	388,393
		US BanCorp., Sr. Notes, Series MTNN:
160,000	A+	3.950% due 8/23/07	163,114
100,000	A+	3.125% due 3/15/08	98,663

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount‡	Rating(c)	Security	Value

Banks — 1.9% (continued)
325,000	A-	Wachovia Corp., Sub. Notes, 5.250% due 8/1/14	$333,182
		Wells Fargo & Co.:
405,000	AA-	Notes, 3.500% due 4/4/08 (a)	406,889
		Sr. Notes:
25,000	AA-	5.125% due 2/15/07	26,186
1,650,000	AA-	4.000% due 8/15/08	1,673,514
		Sub. Notes:
10,000	AA-	6.450% due 2/1/11	11,261
180,000	A+	6.375% due 8/1/11	199,615

			9,147,299

Beverages — 0.1%
500,000	A+	Anheuser-Busch Cos. Inc., Notes, 4.950% due 1/15/14 (a)	511,449
34,000	B+	Constellation Brands Inc., Series B, 8.125% due 1/15/12	37,145
155,000	A	Diageo Capital PLC, Notes, 3.375% due 3/20/08 (b)	154,818

			703,412

Chemicals — 0.0%
14,000	BB+	FMC Corp., Secured Notes, 10.250% due 11/1/09	16,362
23,000	B+	IMC Global Inc., Series B, 10.875% due 6/1/08	27,945

			44,307

Coal — 0.0%
14,000	BB-	Peabody Energy Corp., Series B, 6.875% due 3/15/13	14,840

Computers — 0.0%
60,000	BBB-	Electronic Data Systems Corp., Notes, 7.125% due 10/15/09 (a)	64,039
150,000	A+	International Business Machines Corp., Notes, 4.750% due 11/29/12	151,878

			215,917

Diversified Financial Services — 4.3%
725,000	AAA	AIG SunAmerica Global Financing XII, Notes, 5.300% due 5/30/07 (d)	764,366
80,000	A	Boeing Capital Corp., Notes, 6.500% due 2/15/12 (a)	89,285
		CIT Group Inc.:
15,000	A	Notes, 6.500% due 2/7/06	15,808
70,000	A	Sr. Notes, 7.750% due 4/2/12	82,721
10,000	BB-	Eircom Funding, 8.250% due 8/15/13	10,850
		Ford Motor Credit Co.:
100,000	BBB-	Bonds, 7.375% due 2/1/11	108,569
		Notes:
600,000	BBB-	3.535% due 10/25/04	601,237
695,000	BBB-	6.875% due 2/1/06	731,308
1,210,000	BBB-	7.375% due 10/28/09	1,325,772
30,000	BBB-	7.875% due 6/15/10	33,391
85,000	BBB-	7.250% due 10/25/11	91,715
		General Electric Capital Corp., Notes:
1,175,000	AAA	3.500% due 8/15/07 (a)	1,184,825
		Series MTNA:
810,000	AAA	3.450% due 7/16/07	816,910
505,000	AAA	4.250% due 1/15/08	520,287
200,000	AAA	5.875% due 2/15/12	217,469
90,000	AAA	5.450% due 1/15/13 (a)	95,426

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount‡	Rating(c)	Security	Value

Diversified Financial Services — 4.3% (continued)
		General Motors Acceptance Corp., Notes:
2,000,000	BBB	6.125% due 9/15/06 (b)	$2,099,994
1,925,000	BBB	5.625% due 5/15/09 (b)	1,958,818
1,055,000	BBB	6.875% due 9/15/11	1,106,069
110,000	BBB	7.000% due 2/1/12	115,028
10,000	BBB	Series MTN, 4.375% due 12/10/07	10,124
		Goldman Sachs Group Inc., Notes:
255,000	A+	4.125% due 1/15/08	260,429
375,000	A+	5.700% due 9/1/12	396,293
135,000	A+	4.750% due 7/15/13	132,720
110,000	A+	6.125% due 2/15/33	110,531
		Household Finance Corp., Notes:
20,000	A	7.200% due 7/15/06	21,572
585,000	A	4.625% due 1/15/08	606,654
20,000	A	8.000% due 7/15/10	23,691
1,225,000	A	6.375% due 10/15/11	1,352,150
175,000	A	6.375% due 11/27/12	194,015
80,000	A-	John Deere Capital Corp., Notes, 7.000% due 3/15/12	92,467
		JPMorgan Chase & Co.:
60,000	A+	Notes, 4.500% due 11/15/10	60,905
		Sr. Notes:
500,000	A+	5.250% due 5/30/07 (a)	527,567
850,000	A+	3.625% due 5/1/08	853,074
		Sub. Notes:
20,000	A	6.000% due 2/15/09	21,661
80,000	A	6.750% due 2/1/11	89,545
205,000	A	6.625% due 3/15/12	229,372
70,000	A	5.250% due 5/1/15	71,034
		Lehman Brothers Holdings Inc., Notes:
350,000	A	4.000% due 1/22/08	355,423
155,000	A	7.000% due 2/1/08	171,919
310,000	AAA	MassMutual Global Funding II, Notes, 2.550% due 7/15/08 (d)	300,099
50,000	A+	Merrill Lynch & Co. Inc., Notes, Series MTNB, 2.940% due 1/30/06	50,424
		Morgan Stanley:
125,000	A+	Bonds, 5.800% due 4/1/07 (a)	133,382
390,000	A+	Notes, 3.625% due 4/1/08	390,575
45,000	A+	Unsub. Bonds, 6.100% due 4/15/06	47,441
330,000	AA+	New York Life Global Funding, Notes, 3.875% due 1/15/09 (d)	332,099
1,285,000	AA	Principal Life Global Funding I, Notes, 3.625% due 4/30/08 (d)	1,296,224
		SLM Corp., Notes:
90,000	A	Series CPI, 4.180% due 4/1/09	90,271
270,000	A	Series MTN, 5.125% due 8/27/12	275,587
250,000	AAA	TIAA Global Markets, 3.875% due 1/22/08 (d)	254,164
110,000	AAA	Toyota Motor Credit Corp., Notes, 2.875% due 8/1/08 (a)	107,681

			20,828,941

Electric — 1.3%
		AES Corp., Secured Sr. Notes:
7,689	BB	10.000% due 7/15/05 (d)	7,843
85,000	B+	8.750% due 5/15/13 (d)	94,987
34,000	CCC+	Calpine Canada Energy Finance ULC, 8.500% due 5/1/08	21,845

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount‡	Rating(c)	Security	Value

Electric — 1.3% (continued)
		Calpine Corp.:
10,000	CCC+	Sr. Notes, 8.750% due 7/15/07 (a)	$7,350
60,000	B	Sr. Secured Notes, 8.750% due 7/15/13 (a)(d)	47,100
30,000	BB+	Cleveland Electric Illuminating Co., Sr. Notes, 5.650% due 12/15/13	30,691
		Dominion Resources Inc., Sr. Notes:
525,000	BBB+	5.700% due 9/17/12	550,806
175,000	BBB+	Series D, 5.125% due 12/15/09	181,982
430,000	BBB	Duke Energy Corp., Sr. Notes, 5.625% due 11/30/12	447,906
		FirstEnergy Corp., Notes:
20,000	BB+	Series A, 5.500% due 11/15/06	20,923
40,000	BB+	Series B, 6.450% due 11/15/11	43,339
485,000	BB+	Series C, 7.375% due 11/15/31	543,534
		Hydro Quebec:
120,000	A+	Series IU, 7.500% due 4/1/16	149,721
10,000	A+	Series JL, 6.300% due 5/11/11	11,230
40,000	BBB-	Midamerican Energy Holdings Co., Sr. Notes, 5.875% due 10/1/12	42,027
110,000	A-	Niagara Mohawk Power Corp., Sr. Notes, Series G, 7.750% due 10/1/08	125,855
130,000	BBB	Oncor Electric Delivery Co., Sr. Secured Notes, 6.375% due 1/15/15	142,977
200,000	AA	Ontario Electricity Financial Corp., 6.100% due 1/30/08	218,027
17,000	B-	Orion Power Holdings Inc., Sr. Notes, 12.000% due 5/1/10	21,335
		Pacific Gas & Electric Co., 1st Mortgage:
800,000	BBB	2.300% due 4/3/06	800,918
120,000	BBB	6.050% due 3/1/34	120,841
80,000	NR	PG&E Corp., Secured, 6.875% due 7/15/08	87,200
245,000	BBB	Progress Energy Florida Inc., 1st Mortgage, 5.900% due 3/1/33	245,706
75,000	BBB-	Progress Energy Inc., Sr. Notes, 7.750% due 3/1/31	88,065
800,000	BBB	PSEG Power LLC, 7.750% due 4/15/11	924,968
325,000	AA-	SP PowerAssets Ltd., Notes, 3.800% due 10/22/08 (d)	326,634
460,000	BBB	TXU Energy Co. LLC, Notes, 2.380% due 1/17/06 (d)	460,976
250,000	BBB+	Virginia Electric and Power Co., Notes, Series MTNF, 5.730% due 11/25/08	266,232

			6,031,018

Entertainment — 0.0%
		Mohegan Tribal Gaming Authority, Sr. Sub. Notes:
2,000	BB-	6.375% due 7/15/09	2,045
10,000	BB-	8.000% due 4/1/12	11,025

			13,070

Environmental Control — 0.1%
5,000	BB-	Allied Waste North America, Series B, 8.875% due 4/1/08	5,512
		Waste Management Inc.:
185,000	BBB	6.375% due 11/15/12	203,163
40,000	BBB	7.375% due 5/15/29	45,758
100,000	BBB	7.750% due 5/15/32	120,455

			374,888

Food — 0.4%
245,000	BBB	Cadbury Schweppes US Finance LLC, Notes, 3.875% due 10/1/08 (d)	245,728
		General Mills Inc., Notes:
255,000	BBB+	5.125% due 2/15/07	267,011
85,000	BBB+	6.000% due 2/15/12	91,574
305,000	BBB+	Kellogg Co., Notes, Series B, 6.600% due 4/1/11	343,481

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount‡	Rating(c)	Security	Value

Food — 0.4% (continued)
770,000	BBB+	Kraft Foods Inc., Notes, 5.625% due 11/1/11	$816,335
70,000	A-	Nabisco Inc., Debentures, 7.550% due 6/15/15	83,793
		Smithfield Foods Inc., Sr. Notes:
10,000	BB	7.000% due 8/1/11 (d)	10,400
20,000	BB	Series B, 8.000% due 10/15/09	21,850

			1,880,172

Forest Products & Paper — 0.2%
38,000	BB	Abitibi-Consolidated Inc., Notes, 8.550% due 8/1/10	41,040
9,000	BB+	Cascades Inc., Sr. Notes, 7.250% due 2/15/13	9,382
		Georgia-Pacific Corp.:
56,000	BB+	8.875% due 2/1/10	65,940
		Debentures:
1,000	BB+	9.500% due 12/1/11 (a)	1,232
4,000	BB+	7.700% due 6/15/15	4,490
1,000	BB+	Notes, 8.125% due 5/15/11	1,157
210,000	BBB	International Paper Co., Notes, 5.500% due 1/15/14	214,689
130,000	BBB	MeadWestvaco Corp., 6.850% due 4/1/12	144,083
585,000	BBB	Weyerhaeuser Co., Notes, 6.750% due 3/15/12	655,545

			1,137,558

Healthcare-Products — 0.0%
120,000	A-	Boston Scientific Corp., Notes, 5.450% due 6/15/14	124,554

Healthcare-Services — 0.3%
		HCA Inc.:
740,000	BBB-	Notes, 5.750% due 3/15/14	734,896
30,000	BBB-	Sr. Notes, 7.875% due 2/1/11	34,013
6,000	BBB	Manor Care Inc., Sr. Notes, 7.500% due 6/15/06	6,488
		Tenet Healthcare Corp.:
121,000	B-	Notes, 7.375% due 2/1/13 (a)	112,530
		Sr. Notes:
10,000	B-	5.375% due 11/15/06	10,125
76,000	B-	6.375% due 12/1/11 (a)	67,830
500,000	B-	9.875% due 7/1/14 (d)	523,750

			1,489,632

Holding Companies-Diversified — 0.0%
10,000	B+	Kansas City Southern Railway, 9.500% due 10/1/08	10,900

Home Builders — 0.0%
10,000	BB	Beazer Homes USA Inc., 8.375% due 4/15/12	10,925
8,000	BB-	Schuler Homes Inc., 10.500% due 7/15/11	9,220

			20,145

Household Products/Wares — 0.0%
150,000	A	Avery Dennison Corp., Notes, 4.875% due 1/15/13	152,049

Insurance — 0.2%
160,000	A	Loews Corp., Debentures, 8.875% due 4/15/11	190,781
100,000	A	Metlife Inc., Sr. Notes, 6.125% due 12/1/11	109,313
200,000	AA	Monumental Global Funding II, Notes, 4.375% due 7/30/09 (d)	203,418
195,000	AA	Protective Life Secured Trust, Notes, Series MTN, 3.700% due 11/24/08	195,908
230,000	BBB+	RLI Corp., Sr. Notes, 5.950% due 1/15/14	232,966

			932,386

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount‡	Rating(c)	Security	Value

Investment Companies — 0.1%
275,000	A+	Credit Suisse First Boston USA Inc., Notes, 4.625% due 1/15/08	$284,676

Lodging — 0.1%
11,000	BB+	Caesars Entertainment Inc., Sr. Notes, 8.500% due 11/15/06	12,100
28,000	BB+	Harrah’s Operating Co. Inc., 7.875% due 12/15/05	29,750
10,000	BBB-	Hilton Hotels Corp., Notes, 7.625% due 5/15/08	11,200
		Mandalay Resort Group:
20,000	BB+	Debentures, 7.000% due 11/15/36 (a)	21,100
10,000	BB+	Sr. Notes, 9.500% due 8/1/08	11,450
		MGM Mirage:
6,000	BB-	9.750% due 6/1/07	6,675
35,000	BB+	8.500% due 9/15/10	39,550
50,000	BB+	Sr. Notes, 6.750% due 9/1/12 (d)	51,250
30,000	BB+	Starwood Hotels & Resorts Worldwide Inc., 7.375% due 5/1/07	32,250
28,000	BB-	Station Casinos Inc., Sr. Notes, 6.000% due 4/1/12	28,210

			243,535

Machinery-Diversified — 0.0%
20,000	BB-	AGCO Corp., 9.500% due 5/1/08	21,800
4,000	BB+	Cummins Inc., Sr. Notes, 9.500% due 12/1/10	4,640

			26,440

Media — 1.5%
601,000	BBB	Comcast Cable Communications Holdings Inc., 8.375% due 3/15/13	727,864
		Comcast Corp.:
595,000	BBB	5.500% due 3/15/11	619,430
640,000	BBB	6.500% due 1/15/15	690,477
395,000	BBB	Comcast MO of Delaware Inc., Sr. Notes, 8.300% due 5/15/06	428,867
		COX Communications Inc., Notes:
160,000	BBB	3.875% due 10/1/08 (a)	154,544
650,000	BBB	7.125% due 10/1/12	699,890
65,000	BBB	COX Enterprises Inc., Notes, 4.375% due 5/1/08 (d)	63,622
		CSC Holdings Inc.:
4,000	BB-	Debentures, 7.875% due 2/15/18	4,094
40,000	BB-	Sr. Notes, Series B, 7.625% due 4/1/11	41,700
6,000	BB-	Echostar DBS Corp., Sr. Notes, 4.850% due 10/1/08	6,255
12,000	B+	Entercom Radio LLC/Entercom Capital Inc., 7.625% due 3/1/14	12,840
475,000	BBB+	Historic TW Inc., Notes, 8.180% due 8/15/07	535,344
865,000	BBB-	Liberty Media Corp., Sr. Notes, 3.020% due 9/17/06	875,614
315,000	BBB-	News America Inc., 7.625% due 11/30/28	369,326
5,000	B	Sun Media Corp., 7.625% due 2/15/13	5,350
100,000	BBB	Tele-Communications-TCI Group, Sr. Notes, 7.125% due 2/15/28	107,781
125,000	BBB+	Time Warner Cos. Inc., Debentures, 7.570% due 2/1/24	141,430
50,000	BBB+	Time Warner Entertainment Co. L.P., Sr. Notes, 8.375% due 7/15/33	61,008
		Time Warner Inc.:
525,000	BBB+	6.875% due 5/1/12	585,166
410,000	BBB+	7.700% due 5/1/32	473,968
280,000	BBB+	Turner Broadcasting System Inc., Sr. Notes, 8.375% due 7/1/13	338,264
		Viacom Inc.:
25,000	A-	6.400% due 1/30/06	26,309
40,000	A-	5.625% due 8/15/12 (a)	42,027
75,000	BBB+	Walt Disney Co., Sr. Notes, Series MTN, 6.200% due 6/20/14	81,504

			7,092,674

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount‡	Rating(c)	Security	Value

Miscellaneous Manufacturing — 0.2%
230,000	AAA	General Electric Co., Notes, 5.000% due 2/1/13	$236,998
22,000	BB+	SPX Corp., Sr. Notes, 7.500% due 1/1/13	23,100
		Tyco International Group S.A.:
220,000	BBB	6.375% due 10/15/11	241,363
26,000	BBB	7.000% due 6/15/28	28,861
429,000	BBB	6.875% due 1/15/29 (a)	474,645

			1,004,967

Oil & Gas — 1.2%
275,000	BBB-	Amerada Hess Corp., Notes, 7.300% due 8/15/31	296,709
		Anadarko Finance Co., Series B:
385,000	BBB+	6.750% due 5/1/11	435,822
370,000	BBB+	7.500% due 5/1/31	451,593
80,000	A-	Apache Corp., Notes, 6.250% due 4/15/12 (a)	89,677
370,000	A-	Apache Finance Canada Corp., 4.375% due 5/15/15 (a)	356,188
		Atlantic Richfield Co.:
755,000	AA+	Debentures, 9.125% due 3/1/11	960,286
40,000	AA+	Notes, 5.900% due 4/15/09	43,764
20,000	AA+	BP Capital Markets PLC, 2.750% due 12/29/06	20,021
5,000	BB-	Chesapeake Energy Corp., 9.000% due 8/15/12	5,725
380,000	AA	ChevronTexaco Capital Co., 3.500% due 9/17/07	384,785
80,000	A-	Conoco Funding Co., 7.250% due 10/15/31	96,062
770,000	A-	ConocoPhillips Holding Co., Sr. Notes, 6.950% due 4/15/29	888,022
680,000	BBB	Devon Energy Corp., Debentures, 7.950% due 4/15/32	833,692
40,000	BBB	Devon Financing Corp. ULC, 6.875% due 9/30/11	45,197
		EnCana Corp., Bonds:
190,000	A-	6.300% due 11/1/11	207,674
75,000	A-	6.500% due 8/15/34	79,650
40,000	BB-	Gaz Capital for Gazprom, Notes, 8.625% due 4/28/34	41,385
10,000	BB-	Morgan Stanley Bank AG for OAO Gazprom, Notes, 9.625% due 3/1/13	10,882
125,000	BBB+	Occidental Petroleum Corp., Sr. Notes, 6.750% due 1/15/12	141,609
10,000	A-	Petronas Capital Ltd., 7.875% due 5/22/22 (d)	11,924
30,000	B+	Petrozuata Finance Inc., 8.220% due 4/1/17 (d)	28,950
125,000	BBB-	Pioneer Natural Resources Co., Sr. Notes, 5.875% due 7/15/16	129,422
100,000	BB-	Pride International Inc., Sr. Notes, 7.375% due 7/15/14 (d)	107,000
90,000	AAA	Seariver Maritime Inc., zero coupon due 9/1/12	63,850
		Vintage Petroleum Inc.:
30,000	BB-	Sr. Notes, 8.250% due 5/1/12	32,850
10,000	B	Sr. Sub. Notes, 7.875% due 5/15/11	10,500
40,000	BB+	Western Oil Sands Inc., Sr. Secured Notes, 8.375% due 5/1/12	44,900
30,000	BBB-	XTO Energy Inc., Sr. Notes, 6.250% due 4/15/13	32,586
11,000	BB-	Grant Prideco Escrow Corp., 9.000% due 12/15/09	12,265

			5,862,990

Pharmaceuticals — 0.9%
40,000	BB	AmerisourceBergen Corp., Sr. Notes, 8.125% due 9/1/08	44,100
595,000	A+	Bristol-Myers Squibb Co., Notes, 5.750% due 10/1/11	637,188
2,825,000	AAA	Merck & Co. Inc., Notes, Series MTNB, 5.760% due 5/3/37	3,148,564
49,000	BB+	Omnicare Inc., Series B, 8.125% due 3/15/11	52,920
245,000	A	Wyeth, Bonds, 6.500% due 2/1/34	245,782

			4,128,554

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount‡	Rating(c)	Security	Value

Pipelines — 0.2%
110,000	CCC+	Dynegy Holdings Inc., Sr. Notes, 8.750% due 2/15/12 (a)	$110,825
		El Paso Corp., Sr. Notes, Series MTN:
170,000	CCC+	7.800% due 8/1/31	144,500
125,000	CCC+	7.750% due 1/15/32 (a)	106,719
10,000	B-	El Paso Natural Gas Co., Bonds, 8.375% due 6/15/32	10,375
20,000	B-	Southern Natural Gas Co., Notes, 8.000% due 3/1/32	20,350
		Williams Cos. Inc.;
95,000	B+	Debentures, Series A, 7.500% due 1/15/31	96,425
		Notes:
30,000	B+	7.750% due 6/15/31	30,675
385,000	B+	8.750% due 3/15/32	434,087

			953,956

Real Estate Investment Trust — 0.5%
325,000	BBB+	Archstone-Smith Operating Trust, Notes, 3.000% due 6/15/08	315,887
225,000	BBB+	AvalonBay Communities Inc., Notes, Series MTN, 5.000% due 8/1/07	236,158
		EOP Operating L.P.:
360,000	BBB+	4.750% due 3/15/14	344,480
105,000	BBB+	Notes, 7.250% due 6/15/28	113,317
650,000	BBB+	ERP Operating L.P., Notes, 6.625% due 3/15/12	723,198
9,000	BBB-	Health Care REIT Inc., Notes, 8.000% due 9/12/12	10,408
11,000	B+	Host Marriott Corp., Series B, 7.875% due 8/1/08	11,385
		Host Marriott L.P.:
2,000	B+	Series G, 9.250% due 10/1/07	2,245
20,000	B+	Series I, 9.500% due 1/15/07	22,400
10,000	BB-	La Quinta Properties Inc., Sr. Notes, 7.000% due 8/15/12 (d)	10,362
500,000	BBB	Simon Property Group L.P., Notes, 3.750% due 1/30/09 (a)	492,551
		Ventas Realty L.P.:
10,000	BB	8.750% due 5/1/09	10,950
30,000	BB	9.000% due 5/1/12	33,600

			2,326,941

Regional Authority — 0.3%
170,000	AA	Province of Ontario, Notes, 3.500% due 9/17/07 (a)	171,803
970,000	A+	Province of Quebec, Debentures, 7.000% due 1/30/07	1,061,572

			1,233,375

Retail — 0.2%
		Target Corp., Notes:
300,000	A+	5.400% due 10/1/08	320,034
170,000	A+	5.875% due 3/1/12 (a)	185,016
580,000	AA	Wal-Mart Stores Inc., Notes, 3.375% due 10/1/08	577,498

			1,082,548

Telecommunications — 2.0%
225,000	A	Ameritech Capital Funding, 6.250% due 5/18/09	244,836
1,500,000	BB+	AT&T Corp., Sr. Notes, 8.750% due 11/15/31 (b)	1,582,500
		AT&T Wireless Services Inc.:
55,000	BBB	Notes, 8.125% due 5/1/12	66,285
45,000	BBB	Sr. Notes, 7.350% due 3/1/06	48,051
		British Telecommunications PLC:
85,000	A-	Bonds, 8.875% due 12/15/30	110,799
295,000	A-	Notes, 8.375% due 12/15/10	355,836

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount‡	Rating(c)	Security	Value

Telecommunications — 2.0% (continued)
125,000	BBB+	CenturyTel Inc., Sr. Notes, Series L, 7.875% due 8/15/12 (a)	$143,984
10,000	B-	Cincinnati Bell Inc., 7.250% due 7/15/13	9,450
		Deutsche Telekom International Finance B.V.:
140,000	BBB+	5.250% due 7/22/13	142,670
360,000	BBB+	8.750% due 6/15/30	462,836
		MCI Inc., Sr. Notes:
46,000	NR	5.908% due 5/1/07	45,368
46,000	NR	6.688% due 5/1/09 (a)	43,470
39,000	NR	7.735% due 5/1/14	36,124
40,000	BB	Nextel Communications Inc., Sr. Notes, 7.375% due 8/1/15	42,000
4,000	BB+	PanAmSat Corp., Notes, 6.375% due 1/15/08	4,085
30,000	B	Qwest Capital Funding Inc., 7.750% due 2/15/31	22,200
		SBC Communications Inc.:
50,000	A	Bonds, 6.450% due 6/15/34	50,868
1,600,000	A	Notes, 4.206% due 6/5/05 (d)	1,623,566
		Sprint Capital Corp.:
760,000	BBB-	6.000% due 1/15/07	807,723
100,000	BBB-	6.125% due 11/15/08	108,327
30,000	BBB+	Telecom Italia Capital S.A., 5.250% due 11/15/13 (d)	30,521
225,000	A	Telefonica Europe B.V., 7.750% due 9/15/10	265,849
		Verizon Global Funding Corp., Notes:
55,000	A+	6.875% due 6/15/12	62,140
445,000	A+	7.375% due 9/1/12 (a)	518,698
1,015,000	A+	Verizon New Jersey Inc., Debentures, Series A, 5.875% due 1/17/12	1,078,711
700,000	A3*	Verizon Wireless Capital LLC, Notes, 1.810% due 5/23/05 (d)	699,909
		Vodafone Group PLC:
390,000	A	Notes, 3.950% due 1/30/08	396,939
360,000	A	Sr. Notes, 7.750% due 2/15/10	423,622

			9,427,367

Transportation — 0.1%
300,000	BBB+	Burlington Northern Santa Fe Corp., Notes, 7.875% due 4/15/07	335,130
20,000	BBB	Norfolk Southern Corp., Sr. Notes, 6.750% due 2/15/11 (a)	22,374
5,000	BB-	Teekay Shipping Corp., Sr. Notes, 8.875% due 7/15/11	5,631
45,000	BBB	Union Pacific Corp., Notes, 6.650% due 1/15/11	50,131

			413,266

		TOTAL CORPORATE BONDS & NOTES (Cost — $80,172,383)	82,064,374

MUNICIPAL BOND INVESTMENTS — 0.2%
600,000	AAA	Oregon School Boards Association, zero coupon due 6/30/09	493,062
210,000	AA	State of Illinois, 5.100% due 6/1/33	198,643
345,000	AA	Texas State Public Finance Authority, 3.125% due 6/15/07	344,034

		TOTAL MUNICIPAL BOND INVESTMENTS (Cost — $1,019,293)	1,035,739

ASSET-BACKED SECURITIES — 3.7%
491,289	AAA	Bayview Financial Acquisition Trust, 2.140% due 9/28/43	492,960
118,987	AAA	Capital Asset Research Funding L.P., 5.905% due 12/15/05 (d)	115,196
		Capital Auto Receivables Asset Trust:
32,909	AAA	1.650% due 6/15/05	32,930
1,000,000	AAA	3.580% due 10/16/06	1,012,244

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount‡	Rating(c)	Security	Value
		Chase Funding Mortgage Loan Asset-Backed Certificates:
20,313	AAA	1.865% due 5/25/32	$20,339
25,856	AAA	1.935% due 8/25/32	25,911
100,000	AAA	Chase USA Master Trust, 1.770% due 4/15/09	99,981
		Countrywide Asset-Backed Certificates:
13,152	AAA	1.855% due 12/25/31	13,169
67,617	AAA	1.985% due 5/25/32	67,781
1,562,550	AAA	1.915% due 6/25/33 (b)	1,565,548
		Countrywide Home Equity Loan Trust:
14,253	AAA	1.840% due 4/15/27	14,269
25,955	AAA	1.840% due 5/15/28	25,986
6,090	AAA	Delta Funding Home Equity Loan Trust, 2.200% due 2/15/31	6,111
		EMC Mortgage Loan Trust:
198,793	AAA	2.165% due 8/25/40 (d)	199,409
42,083	AAA	2.100% due 2/25/41 (d)	42,083
1,325,000	AAA	Honda Auto Receivables Owner Trust, 4.490% due 9/17/07	1,349,229
80,000	AAA	M&I Auto Loan Trust, 2.310% due 2/20/08	79,922
		MBNA Credit Card Master Note Trust:
1,575,000	AAA	2.700% due 9/15/09 (a)	1,563,537
1,775,000	AAA	2.650% due 11/15/10	1,726,503
825,000	AAA	MBNA Master Credit Card Trust USA, 7.800% due 10/15/12	985,213
1,380,968	AAA	Merrill Lynch Mortgage Investors Inc., 1.975% due 11/25/33	1,384,207
		Option One Mortgage Loan Trust:
34,625	AAA	2.015% due 11/25/32	34,782
97,301	AAA	2.035% due 2/25/33	97,687
100,000	AAA	Public Service New Hampshire Funding LLC, 6.480% due 5/1/15	112,522
1,732,204	AAA	Renaissance Home Equity Loan Trust, 1.815% due 3/25/34	1,733,240
		Residential Asset Mortgage Products Inc.:
1,527,598	AAA	1.945% due 6/25/30	1,530,225
128,316	AAA	1.945% due 5/25/33	128,555
1,427,760	AAA	Residential Asset Securities Corp., 2.025% due 1/25/33	1,432,548
1,461,723	AAA	Structured Asset Investment Loan Trust, 1.955% due 6/25/33	1,464,465
		Structured Asset Securities Corp.:
635,341	AAA	3.357% due 4/25/31 (d)	595,670
45,946	AAA	2.115% due 8/25/32	46,096

		TOTAL ASSET-BACKED SECURITIES (Cost — $18,042,188)	17,998,318

MORTGAGE-BACKED SECURITIES — 26.1%

Federal Home Loan Mortgage Corp. (FHLMC) — 2.1%
		FHLMC:
45,243		10.000% due 4/1/09 - 10/1/09	49,426
20,721		10.250% due 5/1/09 - 2/1/10	22,775
26,871		9.000% due 12/1/04 - 7/1/11	28,805
34,742		11.500% due 10/1/15	39,721
872		7.500% due 7/1/16	940
70,062		9.500% due 10/1/08 - 8/1/16	75,831
228,742		8.000% due 8/1/08 - 6/1/17	248,780
509,612		8.500% due 12/1/06 - 7/1/17	555,447
1,252,129		4.833% due 11/1/33 (b)	1,283,699
		FHLMC Gold:
8,625		9.500% due 4/1/10	9,431
280,365		7.000% due 5/1/12 - 8/1/12	297,526

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount‡	Security	Value

Federal Home Loan Mortgage Corp. (FHLMC) — 2.1% (continued)
90,302	8.000% due 8/1/09 - 8/1/12	$96,624
411,522	6.500% due 7/1/14	432,998
98,834	8.500% due 9/1/08 - 2/1/18	107,890
2,897,346	6.000% due 5/1/16 - 2/1/18 (b)	3,046,960
3,648,730	5.500% due 10/1/13 - 7/1/18	3,783,540
38,687	4.500% due 8/1/18	38,780
193,758	5.000% due 10/1/33	192,861

		10,312,034

Federal National Mortgage Association (FNMA) — 10.5%
	FNMA:
1,641,079	6.225% due 7/1/08	1,760,094
25,180	10.750% due 10/1/12	27,747
2,468	12.500% due 6/1/15	2,578
83,802	8.500% due 6/1/06 - 6/1/17	89,047
36,353	8.000% due 8/1/17	40,000
95,556	9.000% due 10/1/05 - 3/1/18	101,716
1,778,631	4.000% due 7/1/18 - 6/1/19	1,740,736
4,972,659	4.500% due 5/1/19 - 8/1/19	4,978,459
5,252	10.000% due 1/1/21	5,931
58,736	9.500% due 11/1/09 - 11/1/21	64,068
82,864	7.049% due 1/1/30	85,756
56,955	6.565% due 3/1/30	57,470
1,685,727	7.000% due 9/1/26 - 2/1/33	1,798,277
1,291,173	4.024% due 4/1/34	1,274,625
9,675,565	5.000% due 7/1/19 - 9/20/34 (f)	9,679,400
18,102,286	5.500% due 12/1/08 - 9/15/34 (f)	18,551,281
1,654,291	6.000% due 4/1/16 - 9/15/34 (f)	1,741,676
7,522,747	6.500% due 11/1/23 - 10/14/34 (f)(g)	7,895,131
520,472	6.206% due 4/1/40	524,364

		50,418,356

Government National Mortgage Association (GNMA) — 5.5%
	GNMA I:
15,287	11.000% due 7/15/10 - 9/15/10	17,196
35,784	9.500% due 12/15/16 - 8/15/19	40,411
112,743	9.000% due 10/15/16 - 9/15/30	124,478
250,684	8.500% due 5/15/17 - 11/15/30	274,935
58,597	4.500% due 9/15/33	56,867
7,300,000	5.000% due 9/22/34 (f)(g)	7,272,625
9,799,999	5.500% due 12/15/32 - 9/22/34 (f)(g)	9,988,762
4,959,778	6.000% due 12/15/33 - 9/22/34 (f)(g)	5,149,562
934,403	6.500% due 6/15/08 - 9/22/34 (f)(g)	989,849
	GNMA II:
153,627	8.500% due 6/20/16 - 1/20/17	169,304
98,344	9.000% due 4/20/17 - 11/20/21	110,248
216,966	4.625% due 10/20/27	220,376
9,449	8.000% due 3/20/30	10,311
742,156	3.375% due 2/20/26 - 5/20/30	749,762
1,287,909	3.750% due 5/20/34	1,269,480

		26,444,166

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount‡	Security	Value

Collateralized Mortgage Obligations (CMOs) — 8.0%
594,042	Banc of America Alternative Loan Trust, 5.000% due 7/25/19	$599,355
31,657	Banc of America Funding Corp., 6.000% due 5/20/33	32,034
	Bear Stearns Adjustable Rate Mortgage Trust:
272,876	5.843% due 8/25/32	277,653
382,352	6.060% due 10/25/32	395,671
229,429	5.640% due 2/25/33	230,112
498,189	Capco America Securitization Corp., 5.860% due 10/15/30	518,330
	Chase Commercial Mortgage Securities Corp.:
2,000,000	7.370% due 6/19/29 (b)	2,189,053
900,000	7.319% due 10/15/32 (b)	1,039,930
100,000	Commercial Mortgage Acceptance Corp., 6.570% due 12/15/30	108,320
90,168	CS First Boston Mortgage Securities Corp., 6.500% due 4/25/16	90,781
198,311	Deutsche Mortgage and Asset Receiving Corp., 6.538% due 6/15/31	214,724
	Fannie Mae:
56,409	5.500% due 10/18/27	58,263
271,182	2.065% due 10/25/30	272,919
1,919,390	5.500% due 10/25/30	1,998,203
1,452,833	5.500% due 11/25/30	1,521,073
508,753	2.000% due 5/18/32	511,371
	Fannie Mae Grantor Trust:
676,558	4.831% due 1/25/28	698,608
318,131	3.310% due 2/25/32	318,544
810,000	First Union-Lehman Brothers-Bank of America, 6.560% due 11/18/35	887,039
	Freddie Mac:
1,921,129	6.500% due 8/15/17	1,941,995
60,783	23.447% due 2/15/24 (e)	15,489
197,010	6.500% due 2/15/30	198,912
	GMAC Commercial Mortgage Securities Inc.:
200,000	6.700% due 5/15/30	219,336
914,436	7.179% due 8/15/36	1,015,942
	Government National Mortgage Association:
463,601	2.150% due 12/16/25	467,740
384,006	2.000% due 3/16/32	385,811
300,000	GS Mortgage Securities Corp. II, 6.624% due 5/3/18 (b)(d)	336,555
	Impac CMB Trust:
1,579,767	1.885% due 6/25/32	1,582,266
115,861	2.015% due 3/25/33	116,226
1,500,000	Impac Secured Assets CMN Owner Trust, 1.800% due 12/25/34	1,500,000
635,000	JP Morgan Chase Commercial Mortgage Securities Corp., 4.985% due 1/12/37	651,865
592,801	LB Commercial Conduit Mortgage Trust, 7.105% due 10/15/32	634,277
	LB-UBS Commercial Mortgage Trust:
839,223	6.410% due 12/15/19	901,745
1,150,000	4.187% due 8/15/29	1,157,128
1,084,543	Merrill Lynch Mortgage Investors Inc., 6.540% due 12/10/29	1,172,178
93,290	Nationslink Funding Corp., 6.867% due 1/22/26	103,017
200,000	Nomura Asset Securities Corp., 7.120% due 4/13/39	213,014
44,141	Ocwen Residential MBS Corp., 7.000% due 10/25/40 (d)	45,067
44,375	Ryland Mortgage Securities Corp., 4.541% due 10/25/31	44,672
	Small Business Administration:
2,191,239	7.540% due 8/10/09 (b)	2,428,777
2,789,227	8.017% due 2/10/10 (b)	3,136,887
2,305,423	Participation Certificates, 5.080% due 11/1/22 (b)	2,367,262

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount‡			Security	Value

Collateralized Mortgage Obligations (CMOs) — 8.0% (continued)
2,067,554			Structured Adjustable Rate Mortgage Loan Trust, 4.906% due 6/25/34	$2,079,197
201,240			Structured Asset Securities Corp., 6.150% due 7/25/32	204,587
			Washington Mutual, Inc.:
770,000			3.813% due 6/25/34	757,118
600,000			3.963% due 7/25/34	596,520
208,178			MSC Mortgage Pass-Through Certificates, 6.298% due 7/25/32	211,182
1,960,785			Wells Fargo Mortgage Backed Securities Trust, 4.539% due 6/25/34	1,950,370

				38,397,118

			TOTAL MORTGAGE-BACKED SECURITIES (Cost — $122,386,347)	125,571,674

Face Amount		Rating(c)
SOVEREIGN BONDS & NOTES — 3.8%

Brazil — 0.6%
			Federative Republic of Brazil:
			Bonds:
510,000		BB-	14.500% due 10/15/09	643,620
160,000		BB-	12.750% due 1/15/20	193,600
200,000		BB-	11.000% due 8/17/40 (a)	214,100
254,118		BB-	DCB, Series L, 2.125% due 4/15/12	229,659
1,419,052		BB-	Series C, 8.000% due 4/15/14	1,389,784
30,000		BB-	Notes, 12.000% due 4/15/10	34,687

				2,705,450

Bulgaria — 0.2%
			Republic of Bulgaria, Bonds:
121,000		BBB-	8.250% due 1/15/15 (d)	148,301
470,000		BBB-	8.250% due 1/15/15	576,044

				724,345

Colombia — 0.1%
			Republic of Colombia:
190,000		BB	Bonds, 11.750% due 2/25/20 (a)	232,513
195,000		BB	Notes, 10.500% due 7/9/10 (a)	224,250

				456,763

France — 0.5%
2,000,000	EUR	AAA	French Treasury Note, 3.500% due 1/12/05 (b)	2,448,224

Hong Kong — 0.2%
1,000,000		A+	Hong Kong Special Administrative Region Government, Notes, 5.125% due 8/1/14 (d)	1,028,053

Italy — 0.0%
55,000		AA-	Republic of Italy, Notes, Series DTC, 4.375% due 10/25/06	56,824

Mexico — 0.8%
			United Mexican States:
1,290,000		BBB-	Bonds, 11.500% due 5/15/26 (a)	1,938,225

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount‡		Rating(c)	Security	Value

Mexico — 0.8% (continued)
			Notes:
620,000		BBB-	8.375% due 1/14/11	$730,980
695,000		BBB-	8.125% due 12/30/19	801,682
250,000		BBB-	Series MTNA, 8.000% due 9/24/22	282,625

				3,753,512

Panama — 0.1%
			Republic of Panama, Bonds:
190,000		BB	9.625% due 2/8/11	217,550
10,000		BB	9.375% due 7/23/12 (a)	11,400
125,000		BB	10.750% due 5/15/20	150,625

				379,575

Peru — 0.1%
			Republic of Peru, Bonds:
210,000		BB	8.750% due 11/21/33	202,650
273,000		BB	PDI, 5.000% due 3/7/17	249,112

				451,762

Russia — 0.7%
			Russian Federation:
3,030,000		BB+	Bonds, step bond to yield 3.906% due 3/31/30	2,905,012
600,000		BB+	Notes, 8.750% due 7/24/05	630,300

				3,535,312

South Africa — 0.3%
1,400,000		BBB	Republic of South Africa, Notes, 6.500% due 6/2/14	1,480,500

South Korea — 0.0%
20,000		A-	Export-Import Bank of Korea, Notes, 5.250% due 2/10/14 (d)	20,198

United Kingdom — 0.2%
600,000	GBP	AAA	United Kingdom Treasury Bond, 5.000% due 3/7/12	1,088,106

			TOTAL SOVEREIGN BONDS & NOTES (Cost — $17,326,202)	18,128,624

PREFERRED STOCK — 0.0%
200			Fresenius Medical Care Capital Trust II, 7.875% due 2/1/08	21,400
1,000			Home Ownership Funding CP II, 13.338% (d)	44,309
35			McLeodUSA Inc., Series A, 2.500% due 4/18/12	75

			TOTAL PREFERRED STOCK (Cost — $89,818)	65,784

WARRANTS — 0.0%
77			McLeodUSA Inc., Expire 4/16/07† (Cost — $0)	8

PURCHASED OPTIONS — 0.0%
7			Euro Dollar, Call @ 97.00, Expire 9/13/04	19,819
3			Euro Dollar Midcurve 1Year Future, Call @ 96.25, Expire 9/10/04	6,262

			TOTAL PURCHASED OPTIONS (Cost — $17,688)	26,081

			SUB-TOTAL INVESTMENTS (Cost — $370,925,573)	379,377,280

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount‡	Security	Value
SHORT TERM INVESTMENTS — 23.0%
COMMERCIAL PAPER — 11.4%
4,400,000	AB Spintab, 3.215% due 12/3/04	$4,389,755
100,000	ABN Amor North America, 1.480% due 10/6/04	99,848
1,350,000	Altria Group Inc., 2.394 % due 10/29/04	1,350,000
4,000,000	ANZ Delware Inc., 1.635% due 11/18/04 (b)	3,985,830
100,000	CBA Finance Discount Note, 1.650% due 11/19/04	99,638
4,400,000	Danske Corp., 4,765% due 11/19/04 (b)	4,387,993
3,400,000	DnB NOR Bank ASA, 1.660% due 9/21/04	3,388,852
2,900,000	Federal Home Loan Bank, zero coupon due 9/1/04	2,900,000
	Federal National Mortgage Association (FNMA):
4,000,000	Zero coupon due 9/1/04	4,000,000
430,000	Zero coupon due 9/8/04 (h)	429,895
3,800,000	General Electric Cap Corp., 1.590% due 11/5/04 (b)	3,789,091
200,000	General Motors Acceptance Corp., 2.495% due 4/5/05	197,006
4,400,000	HBOS Treasury Service, 8.065% due 11/9/04	4,385,255
330,000	The Herts Corp., zero coupon due 3/24/05	330,000
1,600,000	ING Funding LLC, 1.590% due 11/8/04	1,595,195
1,000,000	National Australia Funding Inc., 1.590% due 10/19/04	997,880
4,000,000	Rabobank USA Financial Corp., 1.560% due 9/1/04	4,000,000
4,400,000	Royal Bank of Scotland, 3.200% due 11/3/04	4,387,768
150,000	SunTrust Banks, Inc., 1.435% due 6/2/09	153,750
300,000	Svenska Handelsbanken, 1.370% due 9/7/04	299,931
	UBS Finance Delaware LLC:
300,000	1.575% due 11/9/04	299,094
4,100,000	3.390% due 11/29/04	4,082,863
4,000,000	Uncredit Delware, 1.640% due 11/16/04	3,986,151
1,100,000	Westpac Capital Corp., 1.690% due 11/26/04	1,095,559
100,000	Westpac Trust Life New Zealand Ltd., 1.460% due 10/4/04	99,866

	TOTAL COMMERCIAL PAPER (Cost — $54,728,289)	54,731,220

U.S. TREASURY BILLS — 0.4%
	U.S. Treasury Bills:
930,000	Due 9/2/04 (h)	929,970
90,000	Due 9/16/04 (h)	89,956
690,000	Due 12/2/04	687,200

	TOTAL U.S. TREASURY BILLS (Cost — $1,707,179)	1,707,126

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount‡	Security	Value
REPURCHASE AGREEMENTS — 11.2%
4,000,000	CS First Boston Corp. dated 8/31/04, 1.490% due 9/1/04; Proceeds at maturity — $4,000,166; (Fully collateralized by U.S. Treasury Bills due 9/16/04; Market value — $4,098,503)	$4,000,000
258,000	State Street Bank and Trust Co. dated 8/31/04, 1.490% due 9/1/04; Proceeds at maturity — $258,011; (Fully collateralized by U.S. Treasury Bonds, 6.000% due 2/15/26; Market value — $266,725)	258,000
49,695,000	UBS Financial Services Inc., dated 8/31/04, 1.580% due 9/1/04; Proceeds at maturity — $49, 697,181; (Fully collateralized by various U.S. Government Agency Obligations, 0.000% to 9.800% due 10/22/04 to 3/1/26; Market value — $50,688,900) (b)	49,695,000

	TOTAL REPURCHASE AGREEMENTS (Cost — $53,953,000)	53,953,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $110,388,468)	110,391,346

	TOTAL INVESTMENTS — 101.9% (Cost — $481,314,041**)	489,768,626
	Liabilities in Excess of Other Assets — (1.9)%	(8,960,704)

	TOTAL NET ASSETS — 100.0%	$480,807,922

LOANED SECURITIES COLLATERAL
113,065,099	State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $113,065,099)	$113,065,099

‡	Face amount represents U.S. dollars unless otherwise indicated.
(a)	All or a portion of this security is on loan (See Note 3).
(b)	All or a portion of this security is segregated for open futures contracts, open option contracts, open purchase, open forward foreign currency contracts and/ or to-be-announced securities.
(c)	All ratings are by Standard & Poor’s Ratings Service, except for those which are identified by an asterisk(*), are rated by Moody’s Investors Services.
(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid pursuant to guidelines approved by the Board of Trustees.
(e)	Interest only security.
(f)	All or a portion of this security is traded on a “to-be-announced” basis.
(g)	All or a portion of this security is acquired under mortgage dollar roll agreement. (See Note 3).
(h)	A portion of this security is held as collateral for open futures contracts.
†	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $482,031,434.

Abbreviations used in this schedule:

DCB — Debt Conversion Bonds

PDI  — Past Due Interest

Currency abbreviations used in this schedule:

EUR — Euro

GBP — British Pound

See page 113 for definitions of ratings and certain abbreviations.

Summary of Investments by Security Type†

Mortgaged-Backed Securities	25.6%
Short Term Investments	22.5
U.S. Government Obligations	21.2
Corporate Bonds and Notes	16.8
U.S. Government Agencies	6.3
Asset-Backed Securities	3.7
Sovereign Bonds and Notes	3.7
Municipal Bond Investments	0.2

100.0%

†	As a percentage of total investments. Please note that fund holdings are subject to change.

See Notes to Financial Statements.

Schedule of Options Written

Core Fixed Income Investments

Contracts	Security	Expiration	Strike Price	Value
15	90 Day GBP Libor Future Put	12/05	$94.25	$(5,409)
2	Euro Dollar Call	9/04	96.75	(1,925)
8	Euro Dollar Call	9/05	96.75	(12,200)
3	Euro Dollar Midcurve 1 Year Future Call	9/04	96.50	(4,425)
9	Euro Dollar Midcurve 1 Year Future Call	9/04	96.63	(10,687)
21	Euro Dollar Midcurve 1 Year Future Call	9/04	97.00	(8,400)
2	Euro Dollar Midcurve 1 Year Future Put	9/04	96.63	(50)
17	Euro Dollar Midcurve 1 Year Future Put	9/04	96.75	(850)
7	U.S. Treasury 5 Year Note Future Put	11/04	108.00	(1,969)
72	U.S. Treasury 10 Year Note Future Call	11/04	112.00	(127,125)
36	U.S. Treasury 10 Year Note Future Call	11/04	113.00	(45,562)
5	U.S. Treasury 10 Year Note Future Call	11/04	114.00	(4,766)
36	U.S. Treasury 10 Year Note Future Put	11/04	106.00	(4,500)
16	U.S. Treasury 10 Year Note Future Put	11/04	109.00	(7,250)
10	U.S. Treasury 10 Year Note Future Put	2/05	102.00	(1,562)

	TOTAL OPTIONS WRITTEN (Premiums received — $175,573)			$(236,680)

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating(a)	Security	Value
CORPORATE BONDS & NOTES — 94.9%

Advertising — 1.1%
$ 380,000	B	Lamar Media Corp., 7.250% due 1/1/13	$406,600
		RH Donnelley Finance Corp.:
475,000	BB	8.875% due 12/15/10	537,344
420,000	B+	10.875% due 12/15/12	498,750
210,000	B+	10.875% due 12/15/12 (b)	249,375
966,000	B-	Vertis Inc., 10.875% due 6/15/09 (c)	1,048,110

			2,740,179

Aerospace & Defense Equipment — 1.3%
900,000	B+	Armor Holdings Inc., Sr. Sub. Notes, 8.250% due 8/15/13	976,500
669,000	B+	Esterline Technologies Corp., Sr. Sub. Notes, 7.750% due 6/15/13	714,157
1,345,000	BB-	L-3 Communications Corp., 7.625% due 6/15/12	1,462,688

			3,153,345

Agriculture — 0.2%
215,000	B-	Gold Kist Inc., 10.250% due 3/15/14 (b)	237,575
200,000	B-	Seminis Vegetable Seeds Inc., Sr. Sub. Notes, 10.250% due 10/1/13	223,000

			460,575

Airlines — 0.2%
589,422	BBB	Continental Airlines Inc., Pass-Through Certificates, 7.373% due 12/15/15	464,001

Apparel — 0.8%
619,000	B	Oxford Industries Inc., Sr. Notes, 8.875% due 6/1/11 (b)	665,425
573,000	BB-	Russell Corp., 9.250% due 5/1/10	622,421
630,000	B+	The William Carter Co., 10.875% due 8/15/11	711,900

			1,999,746

Auto Manufacturers — 0.0%
80,000	BB-	Navistar International Corp., Sr. Notes, 7.500% due 6/15/11	84,400

Auto Parts & Equipment — 0.7%
790,000	B-	Keystone Automotive Operations Inc., Sr. Sub. Notes, 9.750% due 11/1/13	855,175
		TRW Automotive Inc.:
309,000	BB-	Sr. Notes, 9.375% due 2/15/13	357,668
437,000	BB-	Sr. Sub. Notes, 11.000% due 2/15/13	530,955

			1,743,798

Beverages — 0.6%
800,000	BB	Constellation Brands Inc., 8.625% due 8/1/06	871,000
540,000	B+	Cott Beverages U.S.A. Inc., 8.000% due 12/15/11	587,925

			1,458,925

Biotechnology — 0.0%
90,000	BB-	Bio-Rad Laboratories Inc., Sr. Sub. Notes, 7.500% due 8/15/13	96,300

Building Materials — 1.3%
455,000	BBB-	American Standard Inc., 7.375% due 2/1/08	503,912
1,240,000	B-	Associated Materials Inc., Sr. Disc. Notes, (zero coupon until 3/1/09, 11.250% thereafter) due 3/1/14 (b)	883,500
85,000	B-	Ply Gem Industries Inc., Sr. Sub. Notes, 9.000% due 2/15/12 (b)	85,850

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating(a)	Security	Value

Building Materials — 1.3% (continued)
$1,575,000	B-	THL Buildco Inc. Sr. Sub. Notes, 8.500% due 9/1/14 (b)	$1,649,813
90,000	B-	U.S. Concrete Inc., Sr. Sub. Notes, 8.375% due 4/1/14	92,700

			3,215,775

Casinos & Gaming — 3.9%
150,000	B	Ameristar Casinos Inc., 10.750% due 2/15/09	169,875
1,251,000	B+	Argosy Gaming Co., Sr. Sub Notes, 9.000% due 9/1/11	1,401,120
520,000	B+	Boyd Gaming Corp., Sr. Sub. Notes, 6.750% due 4/15/14	523,900
225,000	BB-	Chumash Casino & Resort Enterprise, Sr. Notes, 9.000% due 7/15/10 (b)	246,937
890,000	B	Inn of the Mountain Gods Resort & Casino, Sr. Notes, 12.000% due 11/15/10	1,010,150
360,000	B	Isle of Capri Casinos Inc., 9.000% due 3/15/12	399,600
		Mandalay Resort Group:
		Sr. Notes:
600,000	BB+	9.500% due 8/1/08	687,000
65,000	BB+	6.500% due 7/31/09	67,600
540,000	BB-	Sr. Sub. Notes, 10.250% due 8/1/07	608,175
		MGM Mirage Inc.:
380,000	BB-	9.750% due 6/1/07	422,750
150,000	BB+	6.000% due 10/1/09	153,000
1,515,000	BB+	8.500% due 9/15/10	1,711,950
48,000	BB+	Mirage Resorts Inc., Sr. Notes, 7.250% due 10/15/06 (c)	51,240
		Penn National Gaming Inc.:
260,000	B	11.125% due 3/1/08	284,700
190,000	B	8.875% due 3/15/10	209,000
		Station Casinos Inc., Sr. Sub. Notes:
420,000	B+	6.500% due 2/1/14	422,100
270,000	B+	6.875% due 3/1/16	271,013
180,000	B	Venetian Casino Resort L.L.C., 11.000% due 6/15/10	205,875
319,000	CCC+	Wynn Las Vegas L.L.C./Wynn Las Vegas Capital Corp., Second Mortgage, 12.000% due 11/1/10	393,965

			9,239,950

Chemicals — 4.8%
195,000	B+	Acetex Corp., Sr. Notes, 10.875% due 8/1/09	215,475
95,000	B+	Airgas Inc., Sr. Sub. Notes, 6.250% due 7/15/14	93,931
135,000	B+	Arco Chemical Co., Debentures, 9.800% due 2/1/20	137,025
445,000	B-	BCP Caylux Holdings Luxembourg S.C.A., Sr. Sub. Notes, 9.625% due 6/15/14 (b)	480,044
		Equistar Chemicals L.P./Equistar Funding Corp.:
350,000	B+	10.125% due 9/1/08	391,125
255,000	B+	Sr. Notes, 10.625% due 5/1/11	288,150
		FMC Corp.:
685,000	BB+	Notes, 7.000% due 5/15/08	715,825
606,000	BB+	Secured Notes, 10.250% due 11/1/09	708,262
17,000	BBB-	Georgia Gulf Corp., Notes, 7.625% due 11/15/05	17,850
540,000	BB-	Hercules Inc., 11.125% due 11/15/07	637,200
210,000	B	Huntsman Advanced Materials L.L.C., Secured Notes, 11.000% due 7/15/10 (b)	240,450
		Huntsman International L.L.C.:
207,000	B-	9.875% due 3/1/09	224,595
541,000	CCC+	10.125% due 7/1/09 (c)	559,935
325,000	B	11.625% due 10/15/10	365,625
555,000	CCC+	Sr. Disc. Notes, zero coupon due 12/31/09	285,825
317,000	B+	IMC Global Inc., 10.875% due 6/1/08	385,155

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating(a)	Security	Value

Chemicals — 4.8% (continued)
		Lyondell Chemical Co., Secured Notes:
$ 590,000	B+	9.625% due 5/1/07	$633,512
150,000	B+	11.125% due 7/15/12	171,375
		Millennium America Inc.:
78,000	BB-	7.000% due 11/15/06	80,535
581,000	BB-	9.250% due 6/15/08 (c)	636,195
		Nalco Co.:
670,000	B-	Sr. Notes, 7.750% due 11/15/11 (b)	716,900
450,000	B-	Sr. Sub. Notes, 8.875% due 11/15/13 (b)(c)	487,688
		Rhodia SA.:
850,000	CCC+	Sr. Notes, 10.250% due 6/1/10 (c)	871,250
1,297,000	CCC+	Sr. Sub. Notes, 8.875% due 6/1/11 (c)	1,102,450
840,000	BB-	Westlake Chemical Corp., 8.750% due 7/15/11	938,700

			11,385,077

Coal — 0.2%
230,000	BB	Massey Energy Co., Sr. Notes, 6.625% due 11/15/10	239,200
265,000	BB-	Peabody Energy Corp., Sr. Notes, 5.875% due 4/15/16	254,400

			493,600

Commerical Services — 2.4%
140,000	B	Alderwoods Group Inc., Sr. Notes, 7.750% due 9/15/12 (b)	146,300
		Corrections Corp. of America:
400,000	B	9.875% due 5/1/09	448,500
845,000	B	Sr. Notes, 7.500% due 5/1/11	893,587
230,000	B	The Geo Group Inc., Sr. Notes, 8.250% due 7/15/13	234,025
761,000	B-	H&E Equipment Services L.L.C./H&E Finance Corp., 11.125% due 6/15/12	780,025
870,000	BB-	NationsRent Inc., Secured Notes, 9.500% due 10/15/10 (b)	935,250
		Service Corp. International, Notes:
95,000	BB	7.200% due 6/1/06	99,750
120,000	BB	6.875% due 10/1/07	124,800
380,000	BB	7.700% due 4/15/09	405,650
805,000	B+	Stewart Enterprises Inc., 10.750% due 7/1/08	893,550
		United Rentals North America Inc.:
430,000	BB-	6.500% due 2/15/12	410,650
335,000	B+	Sr. Sub. Notes, 7.750% due 11/15/13	313,225

			5,685,312

Computers — 0.8%
97,000	B	DigitalNet Holdings Inc., Sr. Notes, 9.000% due 7/15/10	105,730
470,000	BB+	Seagate Technology HDD Holdings, 8.000% due 5/15/09	495,850
1,190,000	BB+	Unysis Corp., Sr. Notes, 6.875% due 3/15/10	1,234,625

			1,836,205

Cosmetics/Personal Care — 0.1%
250,000	B-	Elizabeth Arden Inc., 7.750% due 1/15/14	260,000

Diversified Financial Services — 0.9%
160,000	B-	Borden U.S. Finance Corp./Nova Scotia Finance ULC, Secured Notes, 9.000% due 7/15/14 (b)	165,600
290,000	CCC+	Gemstone Investor Ltd., 7.710% due 10/31/04 (b)	292,900
158,997	BB-	Midland Funding II, Bonds, 11.750% due 7/23/05	170,497

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating(a)	Security	Value

Diversified Financial Services — 0.9% (continued)
$ 630,000	B	Refco Finance Holdings L.L.C., 9.000% due 8/1/12 (b)	$655,200
755,000	B-	UGS Corp., Sr. Sub. Notes, 10.000% due 6/1/12 (b)	826,725

			2,110,922

Diversified Machinery — 2.1%
1,020,000	BB-	Case New Holland Inc., Sr. Notes, 9.250% due 8/1/11 (b)	1,132,200
		Cummins Inc.:
127,000	BB+	Debentures, 7.125% due 3/1/28 (c)	127,953
315,000	BB+	Sr. Notes, 9.500% due 12/1/10	365,400
616,000	B+	Joy Global Inc., 8.750% due 3/15/12	697,620
841,000	B	National Waterworks Inc., 10.500% due 12/1/12	954,535
844,000	B+	NMHG Holding Co., 10.000% due 5/15/09	932,620
		Terex Corp.:
428,000	B	10.375% due 4/1/11	484,710
330,000	B	9.250% due 7/15/11	371,250

			5,066,288

Electric Utilities — 8.1%
		The AES Corp.:
		Secured Notes:
1,265,000	B+	8.750% due 5/15/13 (b)	1,413,637
1,674,000	B+	9.000% due 5/15/15 (b)	1,870,695
285,000	B-	Sr. Notes, 9.375% due 9/15/10:	318,487
491,000	B-	Sr. Sub. Notes, 8.500% due 11/1/07 (c)	504,502
100,000	BB+	AES Eastern Energy L.P., Pass-Through Certificates, 9.670% due 1/2/29	116,062
145,175	B+	AES Ironwood L.L.C., Secured Notes, 8.857% due 11/30/25	156,063
100,000	B+	AES Red Oak L.L.C., Secured Notes, 9.200% due 11/30/29	107,500
1,035,000	BB-	BRL Universal Equipment Corp., Secured Notes, 8.875% due 2/15/08	1,110,037
418,000	CCC+	Calpine Canada Energy Finance ULC, 8.500% due 5/1/08 (c)	268,565
		Calpine Corp.:
		Secured Notes.:
358,000	B	9.875% due 12/1/11 (b)(c)	291,770
690,000	B	8.750% due 7/15/13 (b)(c)	541,650
		Sr. Notes:
350,000	CCC+	7.625% due 4/15/06 (c)	322,875
430,000	CCC+	8.625% due 8/15/10 (c)	269,825
699,000	CCC+	8.500% due 2/15/11 (c)	435,127
340,000	CCC+	Calpine Generating Co. L.L.C., Secured Notes, 11.500% due 4/1/11 (b)	292,400
		Edison Mission Energy, Sr. Notes:
200,000	B	7.730% due 6/15/09	210,500
750,000	B	9.875% due 4/15/11	864,375
340,000	BB+	FirstEnergy Corp., Notes, 6.450% due 11/15/11	368,382
283,800	BB-	FPL Energy Wind Funding L.L.C., Notes, 6.876% due 6/27/17 (b)	280,962
396,000	BB	Homer City Funding L.L.C., 8.137% due 10/1/19	427,680
70,000	BB-	Kansas Gas & Electric, Debentures, 8.290% due 3/29/16	72,800
		Midwest Generation L.L.C.:
400,000	B	Pass-Through Certificates, 8.560% due 1/2/16	416,250
785,000	B-	Secured Notes, 8.750% due 5/1/34	837,987
		MSW Energy Holdings L.L.C./MSW Energy Finance Co. Inc.:
220,000	BB-	7.375% due 9/1/10	229,900
290,000	BB	Secured Notes, 8.500% due 9/1/10	317,550

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating(a)	Security	Value

Electric Utilities — 8.1% (continued)
$ 640,000	BB	Nevada Power Co., 6.500% due 4/15/12 (b)	$643,200
1,584,000	B+	NRG Energy Inc., Secured Notes, 8.000% due 12/15/13 (b)	1,671,120
1,016,000	B-	Orion Power Holdings Inc., Sr. Notes, 12.000% due 5/1/10	1,275,080
		PSEG Energy Holdings L.L.C.:
605,000	BB-	Notes, 7.750% due 4/16/07	645,838
		Sr. Notes:
570,000	BB-	8.625% due 2/15/08	627,000
60,000	BB-	10.000% due 10/1/09	70,125
915,000	B	Reliant Energy Inc., Secured Notes, 9.250% due 7/15/10	1,006,500
		Salton SEA Funding:
171,080	BB+	7.475% due 11/30/18	180,489
91,721	BB+	Sr. Notes, 7.840% due 5/30/10	98,284
525,000	BBB-	Sithe Independence Funding Corp., Notes, 9.000% due 12/30/13	595,451
420,000	BB	TECO Energy Inc., Sr. Notes, 10.500% due 12/1/07 (c)	487,200

			19,345,868

Electrical Components & Equipment — 1.0%
445,000	B+	FIMEP SA, Sr. Unsub. Notes, 10.500% due 2/15/13	516,200
245,000	B	General Cable Corp., Sr. Notes, 9.500% due 11/15/10	271,950
500,000	B-	Rayovac Corp., Sr. Sub. Notes, 8.500% due 10/1/13	537,500
986,000	B	UCAR Finance Inc., 10.250% due 2/15/12 (c)	1,124,040

			2,449,690

Electronics — 0.9%
500,000	B+	Celestica Inc., Sr. Sub. Notes, 7.875% due 7/1/11	525,625
755,000	BB-	Sanmina-SCI Corp., 10.375% due 1/15/10	860,700
215,000	B	SCI Systems Inc., Sub. Notes, 3.000% due 3/15/07	203,175
650,000	CCC+	Viasystems Inc., Sr. Sub. Notes, 10.500% due 1/15/11	630,500

			2,220,000

Engineering & Construction — 0.2%
540,000	B+	North American Energy Partners Inc., Sr. Notes, 8.750% due 12/1/11 (b)	502,200

Entertainment — 2.0%
750,000	B	Alliance Atlantis Communications Inc., Sr. Sub. Notes, 13.000% due 12/15/09	821,250
320,000	BBB-	Capitol Records Inc., 8.375% due 8/15/09 (b)	348,358
710,000	B-	Cinemark Inc., Sr. Disc. Notes, (zero coupon until 3/15/09, 9.750% thereafter) due 3/15/14 (c)	492,562
650,000	B	Kerzner International Ltd., 8.875% due 8/15/11	716,625
420,000	CCC+	LCE Acquisition Corp., 9.000% due 8/1/14 (b)	428,400
333,000	CCC+	Pinnacle Entertainment Inc., 9.250% due 2/15/07 (c)	344,239
580,000	B+	River Rock Entertainment Authority, Sr. Notes, 9.750% due 11/1/11	617,700
210,000	CCC+	Six Flags Inc., Sr. Notes, 9.750% due 4/15/13	196,350
705,000	B-	Warner Music Group, Sr. Sub. Notes, 7.375% due 4/15/14 (b)	705,000

			4,670,484

Environmental Control — 1.6%
		Allied Waste North America:
55,000	BB-	7.625% due 1/1/06	57,956
597,000	BB-	8.875% due 4/1/08 (c)	658,192
830,000	BB-	9.250% due 9/1/12	935,825
		Sr. Notes:
628,000	BB-	8.500% due 12/1/08	692,370
60,000	B+	7.375% due 4/15/14	58,575

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating(a)	Security	Value

Environmental Control — 1.6% (continued)
$ 335,000	B	Casella Waste Systems Inc., Sr. Sub. Notes, 9.750% due 2/1/13	$360,962
1,130,000	CCC	Waste Services Inc., Sr. Sub. Notes, 9.500% due 4/15/14 (b)	1,005,700

			3,769,580

Food — 1.2%
235,000	BB-	Dean Foods Co., Sr. Notes, 8.150% due 8/1/07	257,619
310,000	B	Del Monte Corp., Sr. Sub. Notes, 8.625% due 12/15/12	346,425
562,000	B-	Domino’s Inc., Sr. Sub. Notes, 8.250% due 7/1/11	604,150
335,000	B	Pinnacle Foods Holding Corp., Sr. Sub. Notes, 8.250% due 12/1/13 (b)	320,763
325,000	BB	Smithfield Foods Inc., Sr. Notes, 7.750% due 5/15/13	347,750
		Stater Brothers Holdings, Sr. Notes:
525,000	BB-	5.060% due 6/15/10 (b)	538,125
110,000	BB-	8.125% due 6/15/12 (b)	114,950
280,000	B-	United Agri Products, Sr. Notes, 8.250% due 12/15/11 (b)	303,800

			2,833,582

Forest Products & Paper — 2.7%
		Abitibi-Consolidated Inc., Notes:
350,000	BB	8.550% due 8/1/10	378,000
250,000	BB	5.020% due 6/15/11 (b)	256,250
		Appleton Papers Inc.:
95,000	BB-	Sr. Notes, 8.125% due 6/15/11 (b)	96,900
125,000	B+	Sr. Sub. Notes, 9.750% due 6/15/14 (b)	126,875
675,000	BB+	Cascades Inc., Sr. Notes, 7.250% due 2/15/13	703,687
		Georgia-Pacific Corp.:
630,000	BB+	8.875% due 2/1/10	741,825
527,000	BB+	9.375% due 2/1/13	623,178
		Debentures:
516,000	BB+	9.500% due 12/1/11 (c)	635,970
55,000	BB+	7.700% due 6/15/15	61,738
		Notes:
200,000	BB+	8.125% due 5/15/11	231,500
38,000	BB+	7.750% due 11/15/29 (c)	39,710
850,000	BB+	8.875% due 5/15/31	986,000
690,000	BB+	Sr. Notes, 7.375% due 7/15/08	757,275
210,000	B+	Millar Western Forest Products Ltd., Sr. Notes, 7.750% due 11/15/13	219,450
620,000	B-	WII Components Inc., Sr. Notes, 10.000% due 2/15/12 (b)	616,900

			6,475,258

Gas — 0.1%
300,000	B-	Colorado Interstate Gas Co., Debentures, 10.000% due 6/15/05	318,000

Healthcare — 3.8%
459,000	B-	Ameripath Inc., 10.500% due 4/1/13 (c)	472,770
860,000	B-	Ardent Health Services Inc., Sr. Sub. Notes, 10.000% due 8/15/13	928,800
440,000	BBB-	Coventry Health Care Inc., Sr. Notes, 8.125% due 2/15/12	488,400
		Extendicare Health Services Inc.:
496,000	B	9.500% due 7/1/10 (c)	556,760
60,000	B-	Sr. Sub. Notes, 6.875% due 5/1/14 (c)	59,700

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating(a)	Security	Value

Healthcare — 3.8% (continued)
		HCA Inc.:
$ 145,000	BBB-	Debentures, 7.500% due 11/15/95	$140,031
		Notes:
200,000	BBB-	8.750% due 9/1/10	234,870
100,000	BBB-	6.300% due 10/1/12	103,803
100,000	BBB-	6.250% due 2/15/13	103,070
620,000	BBB-	9.000% due 12/15/14	754,428
		Sr. Notes:
310,000	BBB-	7.875% due 2/1/11	351,467
435,000	BBB-	6.950% due 5/1/12	468,849
300,000	B-	IASIS Healthcare L.L.C./IASIS Capital Corp., Sr. Sub. Notes, 8.750% due 6/15/14 (b)	316,500
245,000	B-	Mariner Health Care Inc., Sr. Sub. Notes, 8.250% due 12/15/13 (b)	260,925
533,000	BBB-	Pacificare Health Systems, 10.750% due 6/1/09	620,945
60,000	B-	Psychiatric Solutions Inc., Sr. Sub. Notes, 10.625% due 6/15/13	67,800
330,000	B	Select Medical Corp., Sr. Sub. Notes, 9.500% due 6/15/09	360,525
		Tenet Healthcare Corp.:
659,000	B-	Notes, 7.375% due 2/1/13 (c)	612,870
		Sr. Notes:
274,000	B-	5.375% due 11/15/06 (c)	277,425
605,000	B-	5.000% due 7/1/07	606,513
159,000	B-	6.375% due 12/1/11 (c)	141,908
750,000	B-	9.875% due 7/1/14 (b)	785,625
		Triad Hospitals Inc.:
400,000	B+	Sr. Notes, 7.000% due 5/15/12	419,000
20,000	B	Sr. Sub. Notes, 7.000% due 11/15/13	20,225

			9,153,209

Healthcare - Products — 0.7%
570,161	B+	Dade Behring Holdings Inc., 11.910% due 10/3/10	652,834
163,000	B	Kinetic Concepts Inc., Sr. Sub. Notes, 7.375% due 5/15/13	170,335
510,000	BB-	Sybron Dental Specialties Inc., 8.125% due 6/15/12	552,075
290,000	B-	Universal Hospital Services Inc., Sr. Notes, 10.125% due 11/1/11	295,800

			1,671,044

Holding Companies — 0.5%
1,017,000	B+	Kansas City Southern Railway, 9.500% due 10/1/08	1,108,530
100,000	B	Leucadia National Corp., Sub. Notes, 8.650% due 1/15/27	102,500

			1,211,030

Home Builders — 2.0%
1,135,000	B-	Atrium Cos., Inc., 10.500% due 5/1/09	1,197,425
710,000	BB+	D.R. Horton Inc., 8.500% due 4/15/12 (c)	809,400
250,000	BB	K. Hovnanian Enterprises Inc., 8.000% due 4/1/12	276,250
165,000	BB+	KB Home, Sr. Notes, 5.750% due 2/1/14	161,288
14,000	BBB-	Lennar Corp., 9.950% due 5/1/10	15,434
340,000	BB-	Meritage Corp., 9.750% due 6/1/11	380,800
300,000	BBB-	Ryland Group Inc., Sr. Notes, 9.750% due 9/1/10	336,000
580,000	BB-	Schuler Homes Inc., 10.500% due 7/15/11 (c)	668,450
520,000	BB	Standard-Pacific Corp., Sr. Notes, 6.875 due 5/15/11	542,100
263,000	BB+	Toll Corp., 8.000% due 5/1/09 (c)	275,493

			4,662,640

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating(a)	Security	Value

Housewares — 1.2%
$ 440,000	B-	American Achievement Corp., Sr. Sub. Notes, 8.250% due 4/1/12 (b)	$451,000
950,000	CCC+	Ames True Temper Inc., Sr. Sub. Notes, 10.000% due 7/15/12 (b)	959,500
950,000	B-	Norcraft Cos. L.P./Norcraft Finance Corp., Sr. Sub. Notes, 9.000% due 11/1/11 (b)	1,026,000
410,000	B-	Norcraft Holdings L.P./Norcraft Capital Corp., Sr. Disc. Notes, (zero coupon until 9/1/08, 9.750% thereafter) due 9/1/12 (b)	292,125
110,000	B+	The Scotts Co., Sr. Sub. Notes, 6.625% due 11/15/13	115,500

			2,844,125

Insurance — 0.6%
75,000	B	AFC Capital Trust I, 8.207% due 2/3/27	73,219
240,000	BB	Allmerica Financial Corp., Debentures, 7.625% due 10/15/25	234,000
130,000	BB	Crum & Forster Holdings Corp., Sr. Notes, 10.375% due 6/15/13	143,000
		Fairfax Financial Holdings Ltd.:
		Notes:
230,000	BB	7.375% due 3/15/06	242,650
25,000	BB	7.750% due 4/26/12	24,437
210,000	BB	7.375% due 4/15/18	189,525
460,000	BB	Sr. Notes, 7.750% due 7/15/37	397,900
175,000	BB	Markel Capital Trust I, 8.710% due 1/1/46	189,687

			1,494,418

Iron/Steel — 0.4%
880,000	B	Ispat Inland ULC, Secured Notes, 9.750% due 4/1/14 (b)	943,800

Leisure — 0.3%
540,000	B-	Equinox Holdings Inc., Sr. Notes, 9.000% due 12/15/09 (b)(c)	556,200
150,000	BB	K2 Inc., Sr. Notes, 7.375% due 7/1/14 (b)	156,000

			712,200

Lodging — 0.5%
150,000	BB+	Caesars Entertainment Inc., Sr. Notes, 7.500% due 9/1/09	166,875
		Hilton Hotels Corp., Notes:
120,000	BBB-	7.625% due 5/15/08	134,400
305,000	BBB-	8.250% due 2/15/11	356,850
350,000	BB+	ITT Corp., Notes, 6.750% due 11/15/05	364,875
90,000	BB-	La Quinta Inns, Sr. Notes, 7.400% due 9/15/05 (c)	93,713

			1,116,713

Manufacturing - Miscellaneous — 2.9%
		Hexcel Corp.:
545,000	B	9.875% due 10/1/08	610,400
200,000	CCC+	Sr. Sub. Notes, 9.750% due 1/15/09 (c)	210,750
1,165,000	B	Jacuzzi Brands Inc., Secured Notes, 9.625% due 7/1/10	1,290,238
1,090,000	B	Koppers Inc., 9.875% due 10/15/13	1,204,450
670,000	CCC+	Milacron Escrow Corp., Secured Notes, 11.500% due 5/15/11 (b)	716,900
820,000	B-	Samsonite Corp., Sr. Sub. Notes, 8.875% due 6/1/11 (b)	848,700
573,000	B-	Sensus Metering Systems Inc., Sr. Sub. Notes, 8.625% due 12/15/13 (b)	564,405
		SPX Corp., Sr. Notes:
70,000	BB+	6.250% due 6/15/11	69,650
748,000	BB+	7.500% due 1/1/13	785,400
666,000	B-	TD Funding Corp., 8.375% due 7/15/11	707,625

			7,008,518

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating(a)	Security	Value

Media — 8.8%
		Charter Communications Holdings L.L.C., Sr. Notes:
$ 1,250,000	CCC-	9.625% due 11/15/09	$1,015,625
901,000	CCC-	10.250% due 9/15/10	932,535
		Charter Communications Operating L.L.C., Sr. Notes:
240,000	B-	8.000% due 4/30/12 (b)	239,400
330,000	B-	8.375% due 4/30/14 (b)	328,350
195,000	B+	Corus Entertainment Inc., Sr. Sub. Notes, 8.750% due 3/1/12	214,012
		CSC Holdings Inc.:
		Debentures:
270,000	BB-	7.875% due 2/15/18	276,345
530,000	BB-	7.625% due 7/15/18 (c)	535,300
		Sr. Notes:
285,000	BB-	7.250% due 7/15/08	297,825
400,000	BB-	8.125% due 7/15/09	431,000
640,000	BB-	7.625% due 4/1/11	667,200
145,000	BB-	6.750% due 4/15/12 (b)	145,000
70,000	B+	Sr. Sub. Debentures, 10.500% due 5/15/16	79,975
		Dex Media East L.L.C./Dex Media East Finance Co.:
870,000	B	9.875% due 11/15/09	1,004,850
255,000	B	12.125% due 11/15/12	315,562
335,000	B	Dex Media West L.L.C./Dex Media West Finance Co., Sr. Notes, 8.500% due 8/15/10	378,969
1,605,000	BB-	DirecTV Holdings L.L.C., Sr. Notes, 8.375% due 3/15/13	1,833,712
		Echostar DBS Corp., Sr. Notes:
50,000	BB-	10.375% due 10/1/07	53,000
1,420,000	BB-	4.850% due 10/1/08	1,480,350
195,000	BB-	5.750% due 10/1/08	196,462
190,000	BB-	6.375% due 10/1/11	191,425
225,000	B-	Emmis Operating Co., Sr. Sub. Notes, 6.875% due 5/15/12	226,766
85,000	B-	Entravision Communications Corp., 8.125% due 3/15/09	90,100
245,000	B-	Gray Television Inc., 9.250% due 12/15/11	275,931
859,381	B-	Hollinger Participation Trust, Sr. Notes, 12.125% due 11/15/10 (b)	973,249
1,000,000	B	Kabel Deutschland GmbH, 10.625% due 7/1/14 (b)	1,030,000
658,000	B-	Lodgenet Entertainment Corp., Sr. Sub. Debentures, 9.500% due 6/15/13 (c)	722,155
25,000	B	Quebecor Media Inc., Sr. Notes, 11.125% due 7/15/11	28,906
150,000	B+	Mediacom LLC/Mediacom Capital Corp., Sr. Notes, 9.500% due 1/15/13	147,750
285,000	B+	Medianews Group Inc., Sr. Sub. Notes, 6.875% due 10/1/13	288,562
310,000	B+	Morris Publishing Group Inc., 7.000% due 8/1/13	308,450
		Paxson Communications Corp.:
276,000	CCC	10.750% due 7/15/08	278,760
198,000	CCC	(zero coupon until 1/15/06, 12.250% thereafter) due 1/15/09	168,548
330,000	B	Primedia Inc., Sr. Notes, 7.086% due 5/15/10 (b)	331,238
335,000	B-	Radio One Inc., 8.875% due 7/1/11	373,106
		Rainbow National Services L.L.C.:
260,000	CCC+	Sr. Notes, 8.750% due 9/1/12 (b)	268,450
630,000	CCC+	Sr. Sub. Debentures, 10.375% due 9/1/14 (b)	655,200
345,000	BB-	The Reader’s Digest Association Inc., Sr. Notes, 6.500% due 3/1/11	350,175
450,000	BBB-	Rogers Cable Inc., Secured Notes, 7.875% due 5/1/12	491,072
		Shaw Communications Inc., Sr. Notes:
815,000	BB+	8.250% due 4/11/10	916,039
160,000	BB+	7.200% due 12/15/11	171,722
1,254,000	B	Sinclair Broadcast Group Inc., 8.750% due 12/15/11	1,362,158
60,000	B	Sun Media Corp., 7.625% due 2/15/13 (c)	64,200

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating(a)	Security	Value

Media — 8.8% (continued)
$ 335,000	B	Susquehanna Media Co., Sr. Sub. Notes, 7.375% due 4/15/13	$346,725
170,000	B+	Videotron Ltee, 6.875% due 1/15/14	172,550
410,000	BB-	Yell Finance B.V., 10.750% due 8/1/11 (c)	481,750

			21,140,459

Metals & Mining — 0.7%
745,000	BB-	Century Aluminum Co., 7.500% due 8/15/14 (b)	769,212
485,000	BB	Luscar Coal Ltd., Sr. Notes, 9.750% due 10/15/11	549,263
260,000	BB-	Peabody Energy Corp., 6.875% due 3/15/13	275,600

			1,594,075

Office/Business Equipment — 1.1%
1,035,000	B-	Interface Inc., Sr. Notes, 10.375% due 2/1/10	1,169,550
390,000	B-	Xerox Capital Trust I, 8.000% due 2/1/27	375,375
		Xerox Corp.:
390,000	B+	9.750% due 1/15/09	455,325
		Sr. Notes:
350,000	B+	6.875% due 8/15/11	364,000
330,000	B+	7.625% due 6/15/13	352,275

			2,716,525

Oil & Gas Operations — 6.1%
740,000	B-	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12 (b)	775,150
		Chesapeake Energy Corp.:
87,000	BB-	8.375% due 11/1/08	95,265
602,000	BB-	9.000% due 8/15/12	689,290
		Sr. Notes:
115,000	BB-	7.500% due 9/15/13	124,200
800,000	BB-	7.500% due 6/15/14	858,000
		Citgo Petroleum Corp., Sr. Notes:
180,000	BB	7.875% due 5/15/06	189,900
745,000	BB	11.375% due 2/1/11	873,512
530,000	BB	Compagnie Generale de Geophysique S.A., Sr. Notes, 10.625% due 11/15/07	565,775
533,000	CCC+	El Paso CGP Co., Notes, 7.750% due 6/15/10 (c)	515,011
210,000	B-	El Paso Production Holding Co., 7.750% due 6/1/13	207,375
		Encore Acquisition Co.:
110,000	B	8.375% due 6/15/12	121,550
90,000	B	Sr. Sub. Notes, 6.250% due 4/15/14	88,650
710,000	BB-	Evergreen Resources Inc., Sr. Sub. Notes, 5.875% due 3/15/12 (c)	727,750
505,000	B	Exco Resources Inc., 7.250% due 1/15/11	532,775
		Forest Oil Corp., Sr. Notes:
445,000	BB-	8.000% due 6/15/08	487,275
160,000	BB-	8.000% due 12/15/11 (b)	176,400
486,000	BB-	Grant Prideco Escrow Corp., 9.000% due 12/15/09	541,890
		Hanover Compressor Co.:
105,000	B	8.625% due 12/15/10	112,350
130,000	B	Sr. Notes, 9.000% due 6/1/14	140,075
		Hanover Equipment Trust, Secured Notes:
25,000	B+	8.500% due 9/1/08	26,813
175,000	B+	8.750% due 9/1/11	189,875
520,000	B-	KCS Energy Inc., Sr. Notes, 7.125% due 4/1/12	535,600

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating(a)	Security	Value

Oil & Gas Operations — 6.1% (continued)
		Parker Drilling Co.:
$ 170,000	B-	10.125% due 11/15/09 (c)	$181,475
630,000	B-	6.540% due 9/1/10 (b)	633,150
480,000	BB-	Plains Exploration & Production Co., Sr. Notes, 7.125% due 6/15/14 (b)	511,200
		The Premcor Refining Group Inc.:
175,000	BB-	6.125% due 5/1/11	178,063
		Sr. Notes:
415,000	BB-	9.250% due 2/1/10	475,175
150,000	BB-	9.500% due 2/1/13	175,875
200,000	B	Sr. Sub. Notes, 7.750% due 2/1/12	214,500
725,000	BB-	Pride International Inc., Sr. Notes, 7.375% due 7/15/14 (b)	775,750
		Swift Energy Co.:
260,000	B	Sr. Sub. Notes, 9.375% due 5/1/12	287,300
135,000	BB-	Sr. Notes, 7.625% due 7/15/11	142,425
60,000	B+	Universal Compression Inc., Sr. Notes, 7.250% due 5/15/10	62,700
		Vintage Petroleum Inc.:
219,000	B	Sr. Sub. Notes, 7.875% due 5/15/11 (c)	229,950
10,000	BB-	Sr. Notes, 8.250% due 5/1/12	10,950
1,855,000	BB+	Western Oil Sands Inc., Secured Notes, 8.375% due 5/1/12	2,082,238

			14,535,232

Packaging & Containers — 3.2%
570,000	BB	Ball Corp., 6.875% due 12/15/12	597,075
380,000	B-	Berry Plastics Corp., 10.750% due 7/15/12	427,500
300,000	B	Crown Cork & Seal Co. Inc., Debentures, 8.000% due 4/15/23	280,500
		Crown European Holdings S.A., Secured Notes:
430,000	B+	9.500% due 3/1/11	479,450
25,000	B	10.875% due 3/1/13	29,187
975,000	B-	Graphic Packaging International Corp., Sr. Sub. Notes, 9.500% due 8/15/13	1,096,875
200,000	B	Jefferson Smurfit Corp. (U.S.), 8.250% due 10/1/12	219,000
		Owens-Brockway:
50,000	BB-	8.875% due 2/15/09	54,625
180,000	BB-	7.750% due 5/15/11	191,700
1,155,000	BB-	Secured Notes, 8.750% due 11/15/12	1,287,825
260,000	B	Owens-Illinois Inc., Debentures, 7.500% due 5/15/10	266,500
90,000	B+	Plastipak Holdings Inc., 10.750% due 9/1/11	97,650
360,000	B+	Silgan Holdings Inc., Sr. Sub. Notes, 6.750% due 11/15/13	360,000
1,040,000	B-	Solo Cup Co., Sr. Sub. Notes, 8.500% due 2/15/14	1,014,000
220,000	BB-	Smurfit Capital Funding PLC, Notes, 6.750% due 11/20/05	228,250
		Smurfit-Stone Container Corp., Sr. Notes:
700,000	B	9.250% due 2/1/08	785,750
100,000	B	9.750% due 2/1/11	112,500
100,000	B	Stone Container Finance of Canada II, 7.375% due 7/15/14 (b)	103,750

			7,632,137

Pharmaceuticals — 0.5%
480,000	CCC+	Leiner Health Products Inc., Sr. Sub. Notes, 11.000% due 6/1/12 (b)	504,000
140,000	BB+	Omnicare Inc., 8.125% due 3/15/11	151,200
471,000	B	Vicar Operating Inc., 9.875% due 12/1/09	522,810

			1,178,010

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating(a)	Security	Value

Pipelines — 4.5%
		ANR Pipeline Co.:
$ 260,000	B-	Debentures, 9.625% due 11/1/21	$308,750
210,000	B-	Notes, 8.875% due 3/15/10	237,300
2,005,000	B-	Dynergy Holdings Inc., Secured Notes, 10.125% due 7/15/13 (b)	2,265,650
		El Paso Corp.:
		Notes:
340,000	CCC+	6.950% due 12/15/07 (c)	338,300
325,000	CCC+	7.875% due 6/15/12	314,437
		Sr. Notes:
380,000	CCC+	7.800% due 8/1/31	323,000
395,000	CCC+	7.750% due 1/15/32 (c)	337,231
573,000	BB-	El Paso Energy Partners L.P./El Paso Energy Partners Finance Corp., 8.500% due 6/1/11	650,355
		GulfTerra Energy Partners L.P.:
216,000	BB-	8.500% due 6/1/10	253,530
605,000	BB-	10.625% due 12/1/12 (c)	765,325
179,000	B+	Northwest Pipeline Corp., 8.125% due 3/1/10	202,494
320,000	BB	Pacific Energy Partners L.P./Pacific Energy Finance Corp., Sr. Notes, 7.125% due 6/15/14 (b)	340,000
340,000	CCC+	Sonat Inc., Notes, 6.875% due 6/1/05	345,950
301,000	B-	Southern Natural Gas Co., Notes, 8.875% due 3/15/10	340,130
268,000	B+	Transcontinental Gas Pipe Line Corp., Sr. Notes, 8.875% due 7/15/12	326,290
215,000	B	Transmontaigne Inc., Sr. Sub. Notes, 9.125% due 6/1/10	239,725
		The Williams Cos. Inc.:
895,000	B+	Credit Linked Certificate Trust, Notes, 6.750% due 4/15/09 (b)	936,394
762,000	B+	Notes, 8.750% due 3/15/32	859,155
1,250,000	B+	Sr. Notes, 8.625% due 6/1/10 (c)	1,456,250

			10,840,266

Real Estate Investment Trusts — 2.4%
		CB Richard Ellis Services Inc.:
50,000	B-	11.250% due 6/15/11	57,750
136,000	B+	Sr. Notes, 9.750% due 5/15/10	151,640
610,000	BB-	Choctaw Resort Development Enterprise, Sr. Notes, 9.250% due 4/1/09	655,750
70,000	BB-	Forest City Enterprises Inc., Sr. Notes, 7.625% due 6/1/15	72,100
		Host Marriott L.P.:
700,000	B+	9.250% due 10/1/07	785,750
570,000	B+	Sr. Notes, 7.125% due 11/1/13	582,825
		iStar Financial Inc., Sr. Notes:
185,000	BB+	7.000% due 3/15/08	199,519
292,000	BB+	8.750% due 8/15/08	335,438
260,000	BB+	6.000% due 12/15/10	269,689
210,000	BB+	6.500% due 12/15/13	218,024
270,000	BB-	La Quinta Properties Inc., Sr. Notes, 8.875% due 3/15/11	301,050
1,325,000	B+	LNR Property Corp., Sr. Sub. Notes, 7.250% due 10/15/13	1,391,250
115,000	BB-	Omega Healthcare Investors Inc., Sr. Notes, 7.000% due 4/1/14 (b)	113,275
		Ventas Realty L.P./Ventas Capital Corp.:
447,000	BB	8.750% due 5/1/09	489,465
183,000	BB	9.000% due 5/1/12	204,960

			5,828,485

Retail — 4.5%
		AmeriGas Partners L.P./AmeriGas Eagle Finance Corp., Sr. Notes:
100,000	BB-	10.000% due 4/15/06	110,000
957,000	BB-	8.875% due 5/20/11	1,047,915

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating(a)	Security	Value

Retail — 4.5% (continued)
$1,094,000	B	Asbury Automotive Group Inc., 9.000% due 6/15/12 (c)	$1,156,905
555,000	BBB-	Autonation Inc., 9.000% due 8/1/08	636,862
110,000	B	Couche-Tard U.S. L.P./Couche-Tard Financing Corp., Sr. Sub. Notes, 7.500% due 12/15/13	116,600
290,000	BB-	Ferrellgas Escrow L.L.C./Ferrellgas Finance Escrow Corp., Sr. Notes, 6.750% due 5/1/14	290,000
980,000	B	Ferrellgas Partners L.P./Ferrellgas Partners Finance Corp., Sr. Notes, 8.750% due 6/15/12	1,073,100
895,000	BB+	The Gap, Inc., Notes, 10.300% due 12/15/08	1,100,850
240,000	B+	Group 1 Automotive Inc., Sr. Sub. Notes, 8.250% due 8/15/13	254,400
291,000	B-	Hollywood Entertainment Corp., 9.625% due 3/15/11	309,915
		Jean Coutu Group Inc.:
630,000	B	Sr. Notes, 7.625% due 8/1/12 (b)	652,050
330,000	B	Sr. Sub. Notes, 8.500% due 8/1/14 (b)	334,125
300,000	BB+	Office Depot Inc., Sr. Sub. Notes, 10.000% due 7/15/08	354,000
200,000	B-	The Pantry Inc., Sr. Sub. Notes, 7.750% due 2/15/14	201,500
555,000	B+	PETCO Animal Supplies Inc., Sr. Sub. Notes, 10.750% due 11/1/11	629,925
		Rite Aid Corp.:
315,000	B+	9.500% due 2/15/11	348,075
300,000	B+	Secured Notes, 8.125% due 5/1/10	316,500
240,000	B+	Sonic Automotive Inc., Sr. Sub. Notes, 8.625% due 8/15/13	253,200
630,000	B	Suburban Propane Partners L.P./Suburban Energy Finance Corp., Sr. Notes, 6.875% due 12/15/13	633,150
610,000	BB	Toys “R” US Inc., Notes, 7.875% due 4/15/13 (c)	606,188
275,000	B	United Auto Group Inc., 9.625% due 3/15/12	306,625

			10,731,885

Semiconductors — 0.4%
300,000	B	Fairchild Semiconductor International Inc., 5.000% due 11/1/08	298,500
		Freescale Semiconductor Inc., Sr. Notes:
200,000	BB+	4.380% due 7/15/09 (b)	204,500
225,000	BB+	6.875% due 7/15/11 (b)	230,344
190,000	BB+	7.125% due 7/15/14 (b)	194,037

			927,381

Ship Building — 0.2%
430,000	B	Ship Finance International Ltd., Sr. Notes, 8.500% due 12/15/13	423,550

Storage/Warehousing — 0.3%
715,000	BB-	Mobile Mini Inc., Sr. Notes, 9.500% due 7/1/13	797,225

Telecommunications — 8.6%
637,000	CCC	Alamosa Delaware Inc., 11.000% due 7/31/10	700,700
213,000	B+	Avaya Inc., Secured Notes, 11.125% due 4/1/09	249,742
740,000	CCC	Centennial Communications Corp., Sr. Notes, 8.125% due 2/1/14 (b)(c)	690,050
		Cincinnati Bell Inc.:
340,000	B-	7.250% due 7/15/13 (c)	321,300
1,320,000	B-	Sr. Sub. Notes, 8.375% due 1/15/14 (c)	1,174,800
140,000	B-	Consolidated Communications Illinois/Texas Holdings Inc., Sr. Notes, 9.750% due 4/1/12 (b)	142,100
		Corning Inc., Notes:
225,000	BB+	5.900% due 3/15/14	220,117
305,000	BB+	6.200% due 3/15/16	298,544
		Crown Castle International Corp., Sr. Notes:
330,000	CCC	9.375% due 8/1/11	382,800
280,000	CCC	10.750% due 8/1/11	315,700

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating(a)	Security	Value

Telecommunications — 8.6% (continued)
$ 320,000	B+	GCI Inc., Sr. Notes, 7.250% due 2/15/14	$315,200
		GTE Hawaiian Telephone Co., Debentures:
190,000	A+	7.000% due 2/1/06	196,809
140,000	A+	7.375% due 9/1/06	146,643
1,320,000	B	Inmarsat Finance PLC, 7.625% due 6/30/12 (b)	1,300,200
590,000	B+	Insight Midwest L.P./Insight Capital Inc., Sr. Notes, 10.500% due 11/1/10	641,625
		MCI Inc., Sr. Notes:
207,000	NR	5.908% due 5/1/07	204,154
207,000	NR	6.688% due 5/1/09 (c)	195,615
178,000	NR	7.735% due 5/1/14	164,873
		Nextel Communications Inc., Sr. Notes:
735,000	BB	9.375% due 11/15/09	782,775
633,000	BB	5.250% due 1/15/10	633,791
20,000	BB	9.500% due 2/1/11	22,800
150,000	BB	6.875% due 10/31/13	152,250
1,135,000	BB	5.950% due 3/15/14	1,083,925
600,000	BB	7.375% due 8/1/15	630,000
320,000	B-	Nortel Networks Ltd., Notes, 6.125% due 2/15/06 (c)	326,400
170,000	B-	NTL Cable PLC, Sr. Notes, 8.750% due 4/15/14 (b)	177,650
		PanAmSat Corp.:
525,000	B+	9.000% due 8/15/14 (b)	549,938
279,000	BB+	Notes, 6.375% due 1/15/08	284,929
697,000	B	Qwest Capital Funding Inc., 7.000% due 8/3/09	616,845
680,000	B	Qwest Communications International Inc., Sr. Notes, 7.250% due 2/15/11 (b)	632,400
		Qwest Corp.;
570,000	BB-	Debentures, 8.875% due 6/1/31	557,175
185,000	BB-	Notes, 9.125% due 3/15/12 (b)	199,338
1,505,000	BB-	Sr. Notes, 7.875% due 9/1/11 (b)	1,531,338
1,379,000	B	Qwest Services Corp., Notes, 14.000% due 12/15/10 (b)	1,609,983
185,000	BB+	Rogers Cantel Inc., Debentures, 9.750% due 6/1/16	214,600
		Rogers Wireless Communications Inc., Secured Notes:
406,000	BB+	9.625% due 5/1/11	465,885
400,000	BB+	6.375% due 3/1/14	385,000
440,000	B-	Rural Cellular Corp., Secured Notes, 8.250% due 3/15/12 (b)	449,900
920,000	CCC-	SBA Telecommunications Inc./SBA Communications Corp., Sr. Disc. Notes, (zero coupon until 12/15/07, 9.750% thereafter) due 12/15/11	722,200
125,000	BB+	TCI Communications Financing III, 9.650% due 3/31/27	148,070
480,000	CCC-	U.S. Unwired Inc., Secured Notes, 10.000% due 6/15/12	494,400
280,000	CCC	UbiquiTel Operating Co., Sr. Notes, 9.875% due 3/1/11 (c)	288,400

			20,620,964

Transportation — 1.3%
215,000	B	CHC Helicopter Corp., Sr. Sub. Notes, 7.375% due 5/1/14	218,494
680,000	BB-	Gulfmark Offshore Inc., Sr. Notes, 7.750% due 7/15/14 (b)	678,300
480,000	B-	Horizon Lines L.L.C., Notes, 9.000% due 11/1/12 (b)	506,400
422,000	B+	OMI Corp., Sr. Notes, 7.625% due 12/1/13	426,220
560,000	BB-	Petroleum Helicopters, Inc., 9.375% due 5/1/09	593,600
707,000	BB-	Teekay Shipping Corp., Sr. Notes, 8.875% due 7/15/11	796,259

			3,219,273

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating(a)	Security	Value

Venture Capital — 0.2%
$ 360,000	BB	Arch Western Finance L.L.C., Sr. Notes, 7.500% due 7/1/13 (b)	$374,400

		TOTAL CORPORATE BONDS & NOTES (Cost — $216,613,672)	227,456,624

Shares
COMMON STOCK — 0.0%
65,574		Frank’s Nursery & Crafts, Inc. (d) (Cost — $713,595)	28,853

PREFERRED STOCK — 0.6%
4,890		Fresenius Medical Care Capital Trust II, 7.875% due 2/1/08	523,230
1,350		iStar Financial Inc., 7.500%	33,277
4,900		Paxson Communications Corp., 14.250% due 11/15/06 (d)	407,925
240		Rural Cellular Corp., 11.375% due 5/15/10 (c)(d)	201,000
8,460		Shaw Communications Inc., 8.500%	215,688

		TOTAL PREFERRED STOCK (Cost — $1,204,127)	1,381,120

Face Amount
SOVEREIGN BONDS — 0.3%
$ 590,000	B+	Federative Republic of Brazil, Global Notes, 14.500% due 10/15/09 (Cost — $756,675)	744,580

		SUB-TOTAL INVESTMENTS (Cost — $219,288,069)	229,611,177

REPURCHASE AGREEMENTS — 2.4%
4,015,000		State Street Bank & Trust Co. dated 8/31/04, 1.490% due 9/1/04; Proceeds at maturity — $4,015,166; (Fully collateralized by U.S. Treasury Bonds, 5.250% due 2/15/29; Market value — $4,099,559)	4,015,000
1,692,000		UBS Securities LLC dated 8/31/04, 1.580% due 9/1/04; Proceeds at maturity — $1,692,074; (Fully collateralized by various U.S. Government Agency Obligations, 0.000% to 9.800% due 10/22/04 to 3/1/26; Market value — $1,725,845)	1,692,000

		TOTAL REPURCHASE AGREEMENTS (Cost — $5,707,000)	5,707,000

		TOTAL INVESTMENTS — 98.2% (Cost — $224,995,069**)	235,318,177
		Other Assets in Excess of Liabilities — 1.8%	4,331,879

		NET ASSETS — 100.0%	$239,650,056

LOANED SECURITIES COLLATERAL
22,820,074		State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $22,820,074)	$22,820,074

(a)	All ratings are by Standard & Poor’s Rating Service, except those which are identified by an asterisk(*), are rated by Moody’s Investors Service.
(b)	Security is exempt under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines established by the Board of Trustees.
(c)	All or a portion of this security is on loan (See Note 3).
(d)	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $225,953,310.

See page 113 for definitions of ratings and certain abbreviations.

See Notes to Financial Statements.

Summary of Investments by Industry†

Media	9.0%
Telecommunications	8.8
Electric Utilities	8.2
Oil & Gas Operations	6.2
Chemicals	4.8
Pipelines	4.6
Retail	4.6
Casinos & Gaming	3.9
Healthcare	3.9
Packaging & Containers	3.2
Manufacturing - Miscellaneous	3.0
Forest Products & Paper	2.8
Real Estate Investment Trusts	2.5
Repurchase Agreements	2.4
Commercial Services	2.4
Diversified Machinery	2.2
Entertainment	2.0
Home Builders	2.0
Environmental Control	1.6
Transportation	1.4
Building Materials	1.4
Aerospace & Defense Equipment	1.3
Other	17.8

100.0%

†	As a percentage of total investments. Please note that fund holdings are subject to change.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Investments

Face Amount	Rating(a)	Security	Value

Arizona — 3.2%
$1,000,000	Aaa*	Arizona Student Loan Acquisition Authority Revenue, Series A-1, 5.650% due 5/1/14	$1,077,400

California — 6.8%
1,110,000	AAA	Costa Mesa, CA COP, MBIA-Insured, 5.000% due 10/1/18	1,199,033
1,000,000	AAA	Los Angeles, CA Department of Water and Power Waterworks Revenue, Series C, MBIA-Insured, 5.250% due 7/1/19	1,102,410

			2,301,443

Connecticut — 3.2%
1,000,000	AAA	State of Connecticut, Series B, MBIA-Insured, 5.00% due 6/01/17	1,091,800

District of Columbia — 3.4%
1,075,000	AAA	Metropolitan Washington D.C. Airport Authority System, Series D, FSA-Insured, 5.375% due 10/1/18	1,156,163

Florida — 8.1%
1,000,000	AAA	Florida State Board Education Lottery Revenue, Series C, FGIC-Insured, 5.250% due 7/1/20	1,088,610
100,000	A-1	Jacksonville, FL Electric Authority Revenue, Series B, 1.350 due 10/1/30 (b)(c)	100,000
200,000	A-1	Putnam County, FL Development Authority PCR, 1.330% due 9/1/24 (b)(c)	200,000
1,250,000	AAA	Tampa, FL Utility Tax and Special Revenue, Series A, AMBAC-Insured, 5.250% due 10/1/19	1,375,075

			2,763,685

Hawaii — 3.3%
1,000,000	AA-	Maui County, HI GO, Series A, 5.500% due 3/1/15	1,117,750

Illinois — 7.0%
1,000,000	AAA	Chicago, IL Board of Education GO, School Reform Board, Series A, FGIC-Insured, 5.250% due 12/1/20	1,123,930
100,000	A-1+	Illinois Health Facilities Authority Revenue, MBIA-Insured, 1.360% due 8/15/26 (b)(c)	100,000
1,000,000	AAA	University of Illinois, University Revenue, Series B, FGIC-Insured, 5.500% due 4/1/19	1,157,230

			2,381,160

Indiana — 10.4%
1,000,000	Aaa*	Allen County, IN Public Library Building Corp., MBIA-Insured, 5.000% due 1/15/17	1,066,930
1,200,000	A	Indiana Bond Bank Special Project-Hendricks, Series B, (Pre-Refunded — Escrowed with U.S. government securities to 2/1/07 call @ 102), 6.125% due 2/1/17	1,337,292
100,000	Aaa*	Indiana Educational Facilities Authority, 1.350% due 7/1/32 (b)(c)	100,000
1,000,000	AAA	Indiana Health Facility Financing Authority, Hospital Revenue, Series A, (Escrowed to maturity with U.S. government securities), 5.750% due 9/1/15	1,016,470

			3,520,692

Iowa — 3.4%
1,000,000	AAA	Des Moines, IA Public Parking System Revenue, Series A, FGIC-Insured, 5.750% due 6/1/13	1,140,100

Michigan — 3.4%
1,000,000	AAA	Michigan State House of Representatives COP, AMBAC-Insured, 5.250% due 8/15/14	1,140,540

Minnesota — 2.4%
750,000	AAA	Southern Minnesota Municipal Power Agency, Power Supply System Revenue, Series A, (Pre-Refunded — Escrowed with U.S. government securities to sinking fund 1/13/13 @ 100), 5.750% due 1/1/18	813,712

Missouri — 0.3%
100,000	A-1+	Missouri State Health and Educational Facilities Authority, Educational Facilities Revenue, 1.350% due 11/1/32 (b)(c)	100,000

Nevada — 3.9%
1,220,000	AAA	University of Nevada, University Revenue, Community College System, FSA-Insured, 5.250% due 7/1/16	1,314,282

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Investments

Face Amount	Rating(a)	Security	Value

New Jersey — 3.4%
$1,000,000	AAA	New Jersey State Transit Corp. COP, Series A, AMBAC-Insured, 5.500% due 9/15/15	$1,153,990

New York — 3.7%
1,100,000	AAA	New York State Urban Development Corporate Revenue, Series A, FSA-Insured, 5.250% due 1/1/14	1,247,334

North Carolina — 3.1%
1,000,000	AAA	Johnston County, NC GO, FGIC-Insured, 5.000% due 6/1/21	1,066,490

Ohio — 3.2%
1,000,000	AAA	Ohio State Building Authority Revenue, Series A, MBIA-Insured, 4.500% due 4/1/24	989,700
100,000	A-1+	Ohio State Higher Educational Facility Revenue, Series A, 1.360% due 10/1/31 (b)(c)	100,000

			1,089,700

Oklahoma — 3.1%
1,000,000	AAA	Oklahoma City, OK Airport Trust, Series A, FSA-Insured, 5.250% due 7/1/21	1,054,780

Pennsylvania — 2.9%
1,000,000	Aaa*	Pennsylvania State Higher Educational Facilities Authority Revenue, Series Z, MBIA-Insured, 4.000% due 6/15/20	973,660

Tennessee — 0.6%
100,000	Aaa*	Blount County, TN Public Building Authority, Series A, AMBAC-Insured, 1.360% due 6/1/21 (b)(c)	100,000
100,000	Aaa*	Sevier County, TN Public Building Authority, FSA-Insured, 1.360% due 6/1/20 (b)(c)	100,000

			200,000

Texas — 10.3%
1,000,000	AAA	Grapevine, TX GO, FGIC-Insured, 5.700% due 8/15/16	1,130,980
		Harris County Health Facilities Development Corporate, MBIA-Insured (b)(c):
200,000	A-1+	Corporate Revenue, 1.350% due 9/1/31	200,000
300,000	A-1+	Special Facility Revenue, 1.350% due 2/15/22	300,000
785,000	AAA	Texas State Department of Housing & Community Affairs Residential Mortgage Revenue, Series A, GNMA/FNMA-Insured, 6.200% due 7/1/19	819,556
1,000,000	AAA	University of North Texas, University Revenue, FGIC-Insured, 5.000% due 4/15/18	1,060,340

			3,510,876

Washington — 6.1%
1,000,000	AAA	Seattle, WA Water System Revenue, MBIA-Insured, 4.625% due 9/1/24	992,910
1,000,000	AAA	Washington State GO, MBIA-Insured, 5.000% due 1/1/17	1,067,500

			2,060,410

Wisconsin — 3.3%
1,000,000	Aaa*	Sun Prairie, WI Area School District GO, FGIC-Insured, 5.625% due 4/1/16	1,122,410

		TOTAL INVESTMENTS — 98.5% (Cost $31,645,735**)	33,398,377
		Other Assets in Excess of Liabilities — 1.5%	496,322

		TOTAL NET ASSETS — 100.0%	$33,894,699

(a)	All ratings are by Standard & Poor’s Ratings Service, except those which are identified by an asterisk (*), are rated by Moody’s Investors Service.
(b)	Rate shown reflects current rate on instruments with variable or step coupon rates.
(c)	Variable rate obligation payable at par on demand at any time on no more than seven days notice.
**	Aggregate cost for Federal income tax purposes is substantially the same.

See page 113 for definitions of ratings and certain abbreviations.

See Notes to Financial Statements.

Summary of Investments by Industry†

Education	21.0%
General Obligation	16.4
Facility	13.9
Utility	7.4
General	7.0
Airport	6.6
Medical	4.8
Bank	4.0
Transportation	3.5
School	3.3
Other	12.1

100.0%

†	As a percentage of total investments. Please note that fund holdings are subject to change.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Face Amount†		Security	Value
BONDS — 95.3%

Austria — 5.0%
610,000,000	JPY	Pfandbriefstelle der Oesterreichischen Landes-Hypothekenbanken, 1.600% due 2/15/11	$5,781,097

Belgium — 2.5%
2,200,000		Kingdom of Belgium, 5.750% due 3/28/08*	2,923,212

France — 3.5%
320,000	GBP	France Telecom, 7.500% due 3/14/11	638,642
		French Treasury Note:
1,750,000		5.000% due 1/12/06	2,207,671
1,000,000		3.000% due 7/12/08	1,224,884

			4,071,197

Germany — 21.5%
4,600,000		Bundesschatzanweisungen, 2.750% due 6/23/06	5,633,947
		Deutsche Bundesrepublik:
2,740,000		6.000% due 1/5/06	3,497,983
8,910,000		4.750% due 7/4/08	11,494,890
3,400,000		4.500% due 7/4/09*	4,358,210

			24,985,030

Greece — 15.1%
		Hellenic Republic Government Bond:
4,900,000		4.650% due 4/19/07	6,263,039
1,400,000		6.300% due 1/29/09	1,918,155
6,200,000		6.500% due 1/11/14	8,915,452
370,000		Public Power Corp., 4.500% due 3/12/09	464,742

			17,561,388

Hong Kong — 0.5%
500,000	EUR	Hutchison Whampoa Finance Ltd., 5.875% due 7/8/13	643,167

Italy — 3.8%
2,740,000		Buoni Poliennali Del Tesoro, 4.750% due 3/15/06	3,461,296
720,000		Telecom Italia S.p.A., 6.250% due 2/1/12	974,495

			4,435,791

Japan — 19.1%
		Development Bank of Japan:
530,000,000		1.400% due 6/20/12	4,901,880
560,000,000		1.600% due 6/20/14	5,150,582
		Japan Finance Corp. for Municipal Enterprises:
550,000,000		1.550% due 2/21/12	5,167,569
770,000,000		1.350% due 11/26/13	6,970,114

			22,190,145

Luxembourg — 0.6%
500,000		Hannover Finance (Luxembourg) S.A., 6.250% due 3/14/31	669,605

Mexico — 0.6%
540,000	EUR	Pemex Project Funding Master Trust, 6.250% due 8/5/13‡	690,250

The Netherlands — 0.3%
280,000		TPSA Eurofinance BV, 6.625% due 3/1/06	360,395

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Face Amount†		Security	Value

New Zealand — 4.5%
		New Zealand Government Bond:
4,800,000		6.500% due 4/15/13	$3,213,147
3,200,000		6.000% due 4/15/15	2,066,689

			5,279,836

Poland — 3.6%
		Poland Government Bond:
2,200,000		8.500% due 5/12/07	613,315
14,100,000		Zero coupon due 8/12/05	3,605,443

			4,218,758

United Kingdom — 14.0%
		United Kingdom Gilt:
860,000		7.500% due 12/7/06	1,638,053
5,340,000		5.000% due 9/7/14	9,704,242
2,200,000		8.000% due 12/7/15	4,997,503

			16,339,798

United States — 0.7%
670,000	EUR	General Motors Acceptance Corp. Swift Trust 1999-1, 5.000% due 1/18/05‡	822,376

		TOTAL BONDS (Cost — $105,638,169)	$110,972,045

REPURCHASE AGREEMENT — 2.1%
2,421,000		State Street Bank and Trust Co. dated 8/31/04, 1.490% due 9/1/04; Proceeds at maturity — $2,421,100; (Fully collateralized by U.S. Treasury Bonds, 5.250% due 2/15/29; Market value — $2,472,096) (Cost — $2,421,000)	2,421,000

		TOTAL INVESTMENTS — 97.4% (Cost — $108,059,169**)	113,393,045

		Other Assets in Excess of Liabilities — 2.6%	3,018,773

		NET ASSETS — 100.0%	$116,411,818

†	Face amount represents local currency unless otherwise indicated.
‡	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid pursuant to guidelines approved by the Board of Trustees.
*	All or a portion of this security is segregated for open forward foreign currency contracts.
**	Aggregate cost for Federal income tax purposes is $112,132,141.

Currency abbreviations used in this schedule:

EUR — Euro

GBP — British Pound

JPY   — Japanese Yen

Summary of Investments by Industry†

Sovereign	88.1%
Financial	7.0
Repurchase Agreements	2.1
Communications	1.8
Energy	0.6
Utilities	0.4

100.0%

†	As a percentage of total investments. Please note that fund holdings are subject to change.

See Notes to Financial Statements.

Ratings and Security Descriptions

(Unaudited)

Bond Ratings
The definitions of the applicable rating symbols are set forth below:
Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.
AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB,B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighted by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default, and payment of interest and/or repayment of principal is in arrears.
Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and
3 the lowest rating within its generic category.
Aaa

— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

— Bonds rated “Baa” are considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

— Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa and Ca	— Bonds rated “Caa” and “Ca” are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.
C	— Bonds rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
NR	— Indicates that the bond is not rated by Standard & Poor’s or Moody’s.

Short-Term Security Ratings
VMIG 1	— Moody’s highest rating for issues having demand feature — variable-rate demand obligation (VRDO).
P-1	— Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
A-1

— Standard & Poor’s highest commercial paper and VRDO rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

Abbreviations*
AMBAC	— Ambac Assurance Corporation	GO	— General Obligation
CMO	— Collateralized Mortgage Obligations	ISD	— Independent School District
COP	— Certificate of Participation	MBIA	— Municipal Bond Investors Assurance Corporation
FGIC	— Financial Guaranty Insurance Company	PCR	— Pollution Control Revenue
FHLMC	— Federal Home Loan Mortgage Corporation	PDI	— Past Due Interest
FNMA	— Federal National Mortgage Association	PSFG	— Permanent School Fund Guaranty
FSA	— Financial Security Assurance	VRDN	— Variable Rate Demand Note
GNMA	— Government National Mortgage Association

*	Abbreviations may or may not appear in the schedules of investments.

Statements of Assets and Liabilities

August 31, 2004

	Large Capitalization Value Equity Investments	Large Capitalization Growth Investments	Small Capitalization Value Equity Investments
ASSETS:
Investments, at cost	$1,138,157,032	$1,050,426,969	$326,763,716
Short-term investments, at cost	53,273,000	26,768,000	19,784,000
Loaned securities collateral, at cost (Note 3)	—	—	83,851,265
Foreign currency, at cost	—	—	—

Investments, at value	$1,242,364,286	$1,189,490,825	$411,106,853
Short-term investments, at value	53,273,000	26,768,000	19,784,000
Loaned securities collateral, at value (Note 3)	—	—	83,851,265
Foreign currency, at value	—	—	—
Cash	2,260	2,384	179,816
Cash collateral at broker (Note 3)	—	—	—
Receivable for securities sold	15,515,611	6,275,768	402,249
Dividends and interest receivable	3,121,974	830,981	660,653
Receivable for Fund shares sold	2,078,921	2,045,038	510,276
Receivable for open forward foreign currency contracts (Note 3)	—	—	—
Receivable from broker — variation margin	—	—	—
Receivable from Manager	—	—	—
Receivable from broker — option margin	—	—	—
Other receivables	137,068	—	—

Total Assets	1,316,493,120	1,225,412,996	516,495,112

LIABILITIES:
Payable for securities purchased	11,011,612	7,185,299	2,473,798
Payable for Fund shares reacquired	440,838	384,449	236,450
Management fees payable	619,443	588,417	268,287
Administration fees payable	210,730	196,570	69,784
Payable for loaned securities collateral (Note 3)	—	—	83,851,265
Bank overdraft	—	—	—
Payable for open forward foreign currency contracts (Note 3)	—	—	—
Dividends payable	—	—	—
Written options, at value (Premiums received — $175,573) (Note 3)	—	—	—
Deferred mortgage dollar roll income	—	—	—
Other liabilities	—	—	—
Accrued expenses	412,546	270,242	195,198

Total Liabilities	12,695,169	8,624,977	87,094,782

Total Net Assets	$1,303,797,951	$1,216,788,019	$429,400,330

NET ASSETS:
Par value of shares of beneficial interest	$130,291	$112,548	$28,536
Capital paid in excess of par value	1,267,272,606	1,473,241,220	305,592,453
Undistributed (overdistributed) net investment income	8,054,688	—	2,713,452
Accumulated net realized gain (loss) from investment transactions, futures contracts, options and swap contracts	(75,867,148)	(395,629,605)	36,722,752
Net unrealized appreciation of investments, futures contracts, options, swap contracts and foreign currencies	104,207,514	139,063,856	84,343,137

Total Net Assets	$1,303,797,951	$1,216,788,019	$429,400,330

Shares Outstanding	130,290,798	112,548,337	28,535,712

Net Asset Value	$10.01	$10.81	$15.05

See Notes to Financial Statements.

Small Capitalization Growth Investments	International Equity Investments	Emerging Markets Equity Investments	Government Money Investments	Core Fixed Income Investments	High Yield Investments	Municipal Bond Investments	International Fixed Income Investments

$262,844,476	$499,612,341	$149,494,704	$96,039,252	$370,925,573	$219,288,069	$31,645,735	$105,638,169
9,464,000	22,776,000	422,000	—	110,388,468	5,707,000	—	2,421,000
81,889,326	147,645,078	—	—	113,065,099	22,820,074	—	—
—	1,213,596	685,756	—	178,161	—	—	706,548

$309,538,541	$563,431,421	$186,332,475	$96,039,252	$379,377,280	$229,611,177	$33,398,377	$110,972,045
9,464,000	22,776,000	422,000	—	110,391,346	5,707,000	—	2,421,000
81,889,326	147,645,078	—	—	113,065,099	22,820,074	—	—
—	1,225,770	684,000	—	177,234	—	—	716,235
3,169	2,563	—	972	—	3,317	—	528
—	—	117,356	—	—	—	—	—
72,360	1,626,914	349,130	—	34,806,400	2,171,755	—	3,267,210
29,661	1,708,437	731,059	26,779	3,173,091	4,493,985	431,559	1,689,056
366,562	831,207	569,441	107,452	1,516,467	677,652	150,715	364,471
—	4,881	11	—	12,994	—	—	985,824
—	—	460	—	232,694	—	—	—
—	—	—	64,506	—	—	—	—
—	—	—	—	6,529	—	—	—
—	—	—	—	—	—	—	—

401,363,619	739,252,271	189,205,932	96,238,961	642,759,134	265,484,960	33,980,651	120,416,369

827,332	2,107,117	89,107	1,983,036	47,813,687	2,505,597	—	3,288,796
271,916	194,176	121,835	191,053	365,299	230,684	24,923	106,666
207,672	318,529	119,181	—	156,628	106,624	10,873	47,212
52,025	95,381	29,880	—	78,413	38,895	5,437	18,885
81,889,326	147,645,078	—	—	113,065,099	22,820,074	—	—
—	—	308,323	—	1,510	—	9,370	—
—	26,214	—	—	735	—	—	443,441
—	—	—	29,149	—	—	—	—
—	—	—	—	236,680	—	—	—
—	—	—	—	55,068	—	—	—
—	—	218,585	—	—	—	—	—
202,530	309,558	234,314	160,887	178,093	133,030	35,349	99,551

83,450,801	150,696,053	1,121,225	2,364,125	161,951,212	25,834,904	85,952	4,004,551

$317,912,818	$588,556,218	$188,084,707	$93,874,836	$480,807,922	$239,650,056	$33,894,699	$116,411,818

$26,567	$65,351	$24,761	$93,902	$57,795	$49,773	$3,671	$14,275
652,799,690	792,681,200	271,687,614	93,802,046	484,897,265	320,432,307	33,857,169	112,438,481
—	(87,915)	1,548,075	—	956,818	(119,460)	237,353	603,274

(381,607,504)	(267,962,676)	(121,796,195)	(21,112)	(14,992,262)	(91,035,672)	(1,956,136)	(2,524,975)

46,694,065	63,860,258	36,620,452	—	9,888,306	10,323,108	1,752,642	5,880,763

$317,912,818	$588,556,218	$188,084,707	$93,874,836	$480,807,922	$239,650,056	$33,894,699	$116,411,818

26,567,086	65,350,693	24,761,218	93,901,735	57,795,232	49,773,089	3,670,827	14,274,756

$11.97	$9.01	$7.60	$1.00	$8.32	$4.81	$9.23	$8.16

See Notes to Financial Statements.

Statements of Operations

For the Year Ended August 31, 2004

	Large Capitalization Value Equity Investments	Large Capitalization Growth Investments	Small Capitalization Value Equity Investments
INVESTMENT INCOME:
Dividends	$25,537,152	$6,682,258	$7,806,203
Interest	432,381	286,123	273,583
Less: Foreign withholding tax	(219,146)	(26,186)	(7,214)

Total Investment Income	25,750,387	6,942,195	8,072,572

EXPENSES:
Management fees (Note 2)	7,270,312	7,163,802	3,406,859
Administration fees (Note 2)	2,481,656	2,459,599	885,397
Transfer agency services	870,309	922,499	713,900
Audit and legal	39,182	41,601	38,594
Trustees’ fees	39,162	37,696	16,049
Shareholder communications	29,917	34,895	32,087
Custody	24,024	101,999	40,133
Registration fees	19,998	40,000	18,053
Interest expense (Note 3)	—	—	—
Other	10,047	11,999	6,128

Total Expenses	10,784,607	10,814,090	5,157,200
Less: Management and administration fee waiver and expense reimbursement (Note 2)	—	—	—

Net Expenses	10,784,607	10,814,090	5,157,200

Net Investment Income (Loss)	14,965,780	(3,871,895)	2,915,372

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS, SWAP CONTRACTS AND FOREIGN CURRENCIES (NOTES 1 AND 3):
Realized Gain (Loss) From:
Investment transactions	97,398,524	102,680,075	54,676,867
Futures contracts	—	—	—
Options written	—	—	—
Swap contracts	—	—	—
Foreign currency transactions	120	—	—

Net Realized Gain	97,398,644	102,680,075	54,676,867

Change in Net Unrealized Appreciation From:
Investments	28,820,479	(53,872,509)	34,280,803
Foreign currencies	260	—	—

Increase (Decrease) in Net Unrealized Appreciation	28,820,739	(53,872,509)	34,280,803

Net Gain on Investments, Futures Contracts, Options, Swap Contracts and Foreign Currencies	126,219,383	48,807,566	88,957,670

Increase in Net Assets From Operations	$141,185,163	$44,935,671	$91,873,042

See Notes to Financial Statements.

Small Capitalization Growth Investments	International Equity Investments	Emerging Markets Equity Investments	Government Money Investments	Core Fixed Income Investments	High Yield Investments	Municipal Bond Investments	International Fixed Income Investments

$1,313,230	$12,711,053	$6,383,152	$—	$—	$300,021	$—	$—
367,774	615,575	62,354	1,105,871	14,463,629	17,803,898	1,360,482	4,138,246
(1,213)	(1,481,505)	(1,462,894)	—	—	(547)	—	—

1,679,791	11,845,123	4,982,612	1,105,871	14,463,629	18,103,372	1,360,482	4,138,246

3,586,065	3,965,557	1,857,805	154,301	1,438,101	1,280,911	120,448	566,210
898,338	1,195,289	432,412	205,734	721,526	467,301	60,224	226,484
750,040	839,976	463,270	540,979	405,719	364,107	17,051	232,423
39,585	37,098	48,245	39,590	42,100	37,565	35,713	37,991
16,999	18,549	9,521	6,518	12,009	11,000	2,510	5,519
30,001	30,087	21,056	25,082	30,355	26,250	1,504	10,731
30,354	330,921	681,441	17,456	72,475	98,000	12,235	91,600
13,130	21,067	27,700	15,567	25,500	25,638	16,700	17,793
—	3,852	—	—	—	—	—	1,828
3,999	7,028	3,000	2,016	4,000	3,016	2,400	2,879

5,368,511	6,449,424	3,544,450	1,007,243	2,751,785	2,313,788	268,785	1,193,458
—	—	—	(390,039)	—	—	—	—

5,368,511	6,449,424	3,544,450	617,204	2,751,785	2,313,788	268,785	1,193,458

(3,688,720)	5,395,699	1,438,162	488,667	11,711,844	15,789,584	1,091,697	2,944,788

83,365,060	99,789,893	48,620,389	—	(462,293)	7,591,698	144,567	6,769,156
—	—	227,378	—	1,110,231	—	—	—
—	—	—	—	289,762	—	—	—
—	—	847,578	—	—	—	—	—
—	(2,408,161)	(143,401)	—	(112,170)	—	—	2,278,070

83,365,060	97,381,732	49,551,944	—	825,530	7,591,698	144,567	9,047,226

(54,958,133)	(13,523,761)	(12,443,662)	—	5,813,492	2,519,959	810,297	4,030,022
—	21,846	(127,851)	—	(145,728)	—	—	(1,297,824)

(54,958,133)	(13,501,915)	(12,571,513)	—	5,667,764	2,519,959	810,297	2,732,198

28,406,927	83,879,817	36,980,431	—	6,493,294	10,111,657	954,864	11,779,424

$24,718,207	$89,275,516	$38,418,593	$488,667	$18,205,138	$25,901,241	$2,046,561	$14,724,212

See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Years Ended August 31,

	Large Capitalization Value Equity Investments		Large Capitalization Growth Investments
	2004	2003	2004	2003
OPERATIONS:
Net investment income (loss)	$14,965,780	$16,796,633	$(3,871,895)	$(3,092,689)
Net realized gain (loss)	97,398,644	(85,279,960)	102,680,075	(122,806,019)
Increase (decrease) in net unrealized appreciation	28,820,739	164,242,522	(53,872,509)	354,822,413

Increase in Net Assets From Operations	141,185,163	95,759,195	44,935,671	228,923,705

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(17,504,343)	(14,867,262)	—	—
Net realized gains	—	—	—	—

Decrease in Net Assets From Distributions to Shareholders	(17,504,343)	(14,867,262)	—	—

FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	319,541,600	229,595,833	289,471,578	181,518,438
Net asset value of shares issued for reinvestment of distributions	17,116,878	14,583,574	—	—
Cost of shares reacquired	(270,125,513)	(292,704,256)	(272,541,080)	(281,475,014)

Increase (Decrease) in Net Assets From Fund Share Transactions	66,532,965	(48,524,849)	16,930,498	(99,956,576)

Increase (Decrease) in Net Assets	190,213,785	32,367,084	61,866,169	128,967,129
NET ASSETS:
Beginning of year	1,113,584,166	1,081,217,082	1,154,921,850	1,025,954,721

End of year*	$1,303,797,951	$1,113,584,166	$1,216,788,019	$1,154,921,850

* Note:
Includes undistributed (overdistributed) net investment income of:	$8,054,688	$11,636,042	—	—

See Notes to Financial Statements.

Small Capitalization Value Equity Investments		Small Capitalization Growth Investments		International Equity Investments		Emerging Markets Equity Investments
2004	2003	2004	2003	2004	2003	2004	2003

$2,915,372	$4,001,915	$(3,688,720)	$(3,150,735)	$5,395,699	$7,444,234	$1,438,162	$1,334,519
54,676,867	(16,338,058)	83,365,060	(82,008,985)	97,381,732	(65,759,653)	49,551,944	(4,117,228)
34,280,803	51,779,889	(54,958,133)	195,592,765	(13,501,915)	117,013,212	(12,571,513)	36,780,080

91,873,042	39,443,746	24,718,207	110,433,045	89,275,516	58,697,793	38,418,593	33,997,371

(3,200,315)	(1,967,532)	—	—	(8,500,192)	(1,584,789)	(822,753)	(1,744,393)
—	(22,740,420)	—	—	—	—	—	—

(3,200,315)	(24,707,952)	—	—	(8,500,192)	(1,584,789)	(822,753)	(1,744,393)

64,371,901	38,780,587	82,723,146	79,014,613	118,534,396	81,500,116	59,116,228	40,256,929
3,136,620	24,340,026	—	—	8,352,717	1,558,411	813,221	1,727,402
(151,582,004)	(156,247,315)	(286,056,954)	(166,521,061)	(152,194,637)	(141,711,972)	(105,476,274)	(61,717,701)

(84,073,483)	(93,126,702)	(203,333,808)	(87,506,448)	(25,307,524)	(58,653,445)	(45,546,825)	(19,733,370)

4,599,244	(78,390,908)	(178,615,601)	22,926,597	55,467,800	(1,540,441)	(7,950,985)	12,519,608

424,801,086	503,191,994	496,528,419	473,601,822	533,088,418	534,628,859	196,035,692	183,516,084

$429,400,330	$424,801,086	$317,912,818	$496,528,419	$588,556,218	$533,088,418	$188,084,707	$196,035,692

$2,713,452	$3,452,442	—	$907	$(87,915)	$3,012,587	$1,548,075	$466,829

See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Years Ended August 31,

	Government Money Investments
	2004	2003
OPERATIONS:
Net investment income	$488,667	$990,340
Net realized gain (loss)	—	9,752
Increase (decrease) in net unrealized appreciation	—	—

Increase in Net Assets From Operations	488,667	1,000,092

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(488,667)	(1,058,373)

Decrease in Net Assets From Distributions to Shareholders	(488,667)	(1,058,373)

FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	88,254,534	119,236,885
Net asset value of shares issued for reinvestment of distributions	472,008	1,109,055
Net asset value of shares issued in connection with the transfer of net assets of (Note 4):
Long-Term Bond Investments	—	—
Mortgage Backed Investments	—	—
Multi-Sector Fixed Income Investments	—	—
Cost of shares reacquired	(105,312,733)	(150,237,821)

Increase (Decrease) in Net Assets From Fund Share Transactions	(16,586,191)	(29,891,881)

Increase (Decrease) in Net Assets	(16,586,191)	(29,950,162)
NET ASSETS:
Beginning of year	110,461,027	140,411,189

End of year*	$93,874,836	$110,461,027

* Includes undistributed (overdistributed) net investment income of:	—	—

See Notes to Financial Statements.

Core Fixed Income Investments		High Yield Investments		Municipal Bond Investments		International Fixed Income Investments
2004	2003	2004	2003	2004	2003	2004	2003

$11,711,844	$13,394,756	$15,789,584	$17,590,527	$1,091,697	$1,105,587	$2,944,788	$3,792,910
825,530	(168,559)	7,591,698	(24,870,352)	144,567	415,893	9,047,226	9,865,889
5,667,764	1,101,000	2,519,959	37,703,076	810,297	(865,184)	2,732,198	(2,079,027)

18,205,138	14,327,197	25,901,241	30,423,251	2,046,561	656,296	14,724,212	11,579,772

(11,889,622)	(15,588,205)	(16,171,887)	(18,966,872)	(1,152,482)	(1,115,834)	(11,403,364)	(4,474,320)

(11,889,622)	(15,588,205)	(16,171,887)	(18,966,872)	(1,152,482)	(1,115,834)	(11,403,364)	(4,474,320)

146,617,588	103,849,038	63,711,334	58,424,053	13,164,319	10,746,905	30,768,542	23,681,301
11,409,013	15,019,237	15,618,102	18,417,303	1,023,857	1,013,760	10,891,966	4,299,562

15,333,480	—	—	—	—	—	—	—
70,385,745	—	—	—	—	—	—	—
27,160,561	—	—	—	—	—	—	—
(114,272,118)	(131,079,827)	(76,599,296)	(83,480,243)	(9,573,581)	(13,519,066)	(40,598,864)	(49,133,422)

156,634,269	(12,211,552)	2,730,140	(6,638,887)	4,614,595	(1,758,401)	1,061,644	(21,152,559)

162,949,785	(13,472,560)	12,459,494	4,817,492	5,508,674	(2,217,939)	4,382,492	(14,047,107)

317,858,137	331,330,697	227,190,562	222,373,070	28,386,025	30,603,964	112,029,326	126,076,433

$480,807,922	$317,858,137	$239,650,056	$227,190,562	$33,894,699	$28,386,025	$116,411,818	$112,029,326

$956,818	$(206,132)	$(119,460)	$(266,788)	$237,353	$298,138	$603,274	$143,018

See Notes to Financial Statements.

Financial Highlights

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Large Capitalization Value Equity Investments
	2004	2003	2002	2001(1)	2000
Net Asset Value, Beginning of Year	$9.00	$8.39	$10.07	$11.93	$13.53

Income (Loss) From Operations:
Net investment income	0.12	0.13	0.12	0.12	0.17
Net realized and unrealized gain (loss)	1.03	0.59	(1.68)	(0.34)	0.31

Total Income (Loss) From Operations	1.15	0.72	(1.56)	(0.22)	0.48

Less Distributions From:
Net investment income	(0.14)	(0.11)	(0.12)	(0.15)	(0.17)
Net realized gains	—	—	—	(1.49)	(1.91)

Total Distributions	(0.14)	(0.11)	(0.12)	(1.64)	(2.08)

Net Asset Value, End of Year	$10.01	$9.00	$8.39	$10.07	$11.93

Total Return	12.89%	8.75%	(15.71)%	(1.96)%	4.00%
Net Assets, End of Year (millions)	$1,304	$1,114	$1,081	$1,612	$1,933
Ratios to Average Net Assets:
Expenses	0.87%	0.93%	0.87%	0.78%	0.78%
Net investment income	1.21	1.60	1.16	1.10	1.34
Portfolio Turnover Rate	94%	81%	111%	79%	78%

Large Capitalization Growth Investments
	2004	2003	2002	2001(1)	2000
Net Asset Value, Beginning of Year	$10.38	$8.36	$11.34	$29.33	$24.35

Income (Loss) From Operations:
Net investment loss	(0.03)	(0.00)*	(0.04)	(0.05)	(0.04)
Net realized and unrealized gain (loss)	0.46	2.02	(2.94)	(11.65)	7.87

Total Income (Loss) From Operations	0.43	2.02	(2.98)	(11.70)	7.83

Less Distributions From:
Net investment income	—	—	—	—	—
Net realized gains	—	—	—	(6.29)	(2.85)

Total Distributions	—	—	—	(6.29)	(2.85)

Net Asset Value, End of Year	$10.81	$10.38	$8.36	$11.34	$29.33

Total Return	4.14%	24.16%	(26.28)%	(45.61)%	34.31%
Net Assets, End of Year (millions)	$1,217	$1,155	$1,026	$1,651	$2,758
Ratios to Average Net Assets:
Expenses	0.88%	0.90%	0.86%	0.77%	0.71%
Net investment loss	(0.31)	(0.30)	(0.30)	(0.29)	(0.15)
Portfolio Turnover Rate	117%	79%	122%	115%	59%

(1)	Per share amounts have been calculated using the monthly average shares method.
*	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Small Capitalization Value Equity Investments
	2004(1)	2003	2002	2001(1)	2000
Net Asset Value, Beginning of Year	$12.30	$11.56	$12.54	$10.72	$10.56

Income (Loss) From Operations:
Net investment income	0.09	0.13	0.15	0.19	0.20
Net realized and unrealized gain (loss)	2.76	1.25	(0.48)	1.90	0.30

Total Income (Loss) From Operations	2.85	1.38	(0.33)	2.09	0.50

Less Distributions From:
Net investment income	(0.10)	(0.05)	(0.19)	(0.13)	(0.16)
Net realized gains	—	(0.59)	(0.46)	(0.14)	(0.18)

Total Distributions	(0.10)	(0.64)	(0.65)	(0.27)	(0.34)

Net Asset Value, End of Year	$15.05	$12.30	$11.56	$12.54	$10.72

Total Return	23.24%	13.12%	(2.85)%	19.98%	5.09%
Net Assets, End of Year (millions)	$429	$425	$503	$639	$852
Ratios to Average Net Assets:
Expenses	1.16%	1.20%	1.13%	0.94%	0.91%
Net investment income	0.66	1.00	0.94	1.70	2.12
Portfolio Turnover Rate	33%	33%	54%	63%	72%

Small Capitalization Growth Investments
	2004(1)	2003(1)	2002(1)	2001(1)	2000(1)
Net Asset Value, Beginning of Year	$11.83	$ 9.01	$12.26	$24.36	$17.93

Income (Loss) From Operations:
Net investment loss	(0.11)	(0.07)	(0.09)	(0.08)	(0.11)
Net realized and unrealized gain (loss)	0.25	2.89	(3.16)	(7.71)	8.66

Total Income (Loss) From Operations	0.14	2.82	(3.25)	(7.79)	8.55

Less Distributions From:
Net realized gains	—	—	—	(4.31)	(2.12)

Total Distributions	—	—	—	(4.31)	(2.12)

Net Asset Value, End of Year	$11.97	$11.83	$ 9.01	$12.26	$24.36

Total Return	1.18%	31.30%	(26.51)%	(34.21)%	50.57%
Net Assets, End of Year (millions)	$318	$497	$474	$752	$1,572
Ratios to Average Net Assets:
Expenses	1.19%	1.27%	1.20%	1.06%	0.98%
Net investment loss	(0.82)	(0.77)	(0.79)	(0.51)	(0.50)
Portfolio Turnover Rate	80%	88%	91%	80%	110%

(1)	Per share amounts have been calculated using the monthly average shares method.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

International Equity Investments
	2004(1)	2003(1)	2002(1)	2001(1)	2000
Net Asset Value, Beginning of Year	$7.82	$6.93	$8.26	$13.50	$12.43

Income (Loss) From Operations:
Net investment income	0.08	0.10	0.03	0.05	0.14
Net realized and unrealized gain (loss)	1.24	0.81	(1.36)	(3.59)	2.19

Total Income (Loss) From Operations	1.32	0.91	(1.33)	(3.54)	2.33

Less Distributions From:
Net investment income	(0.13)	(0.02)	(0.00)*	(0.05)	(0.11)
Net realized gains	—	—	—	(1.65)	(1.15)

Total Distributions	(0.13)	(0.02)	(0.00)*	(1.70)	(1.26)

Net Asset Value, End of Year	$9.01	$7.82	$6.93	$8.26	$13.50

Total Return	16.90%	13.21%	(16.08)%	(28.67)%	19.17%
Net Assets, End of Year (millions)	$589	$533	$535	$749	$1,569
Ratios to Average Net Assets:
Expenses	1.08%	1.14%	1.23%	1.03%	0.94%
Net investment income	0.90	1.55	0.39	0.49	0.54
Portfolio Turnover Rate	84%	110%	131%	64%	75%

Emerging Markets Equity Investments
	2004(1)	2003(1)	2002(1)	2001(1)	2000(1)
Net Asset Value, Beginning of Year	$6.48	$5.22	$5.12	$7.35	$6.74

Income (Loss) From Operations:
Net investment income (loss)	0.05	0.04	0.02	0.05	(0.02)
Net realized and unrealized gain (loss)	1.10	1.28	0.11	(2.28)	0.67

Total Income (Loss) From Operations	1.15	1.32	0.13	(2.23)	0.65

Less Distributions From:
Net investment income	(0.03)	(0.06)	(0.03)	—	(0.04)

Total Distributions	(0.03)	(0.06)	(0.03)	—	(0.04)

Net Asset Value, End of Year	$7.60	$6.48	$5.22	$5.12	$7.35

Total Return	17.71%	25.51%	2.62%	(30.34)%	9.62%
Net Assets, End of Year (millions)	$188	$196	$184	$246	$305
Ratios to Average Net Assets:
Expenses	1.64%	1.79%	1.72%	1.69%	1.66%
Net investment income (loss)	0.67	0.86	0.40	0.79	(0.24)
Portfolio Turnover Rate	117%	88%	65%	83%	110%

(1)	Per share amounts have been calculated using the monthly average shares method.
*	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Government Money Investments
	2004	2003(1)	2002(1)	2001(1)	2000(1)
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.00 *	0.01	0.02	0.05	0.05
Dividends from net investment income	(0.00)*	(0.01)	(0.02)	(0.05)	(0.05)

Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(2)	0.48%	0.85%	1.80%	5.04%	5.44%
Net Assets, End of Year (000s)	$93,875	$110,461	$140,411	$181,954	$225,756
Ratios to Average Net Assets:
Expenses(3)(4)	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	0.48	0.81	1.82	5.04	5.30

Core Fixed Income Investments
	2004	2003(1)	2002(1)	2001	2000
Net Asset Value, Beginning of Year	$8.18	$8.20	$8.31	$7.82	$7.83

Income (Loss) From Operations:
Net investment income(5)	0.27	0.35	0.44	0.50	0.48
Net realized and unrealized gain (loss)(5)	0.15	0.04	(0.06)	0.46	(0.05)

Total Income From Operations	0.42	0.39	0.38	0.96	0.43

Less Distributions From:
Net investment income	(0.28)	(0.41)	(0.49)	(0.47)	(0.44)

Total Distributions	(0.28)	(0.41)	(0.49)	(0.47)	(0.44)

Net Asset Value, End of Year	$8.32	$8.18	$8.20	$8.31	$7.82

Total Return	5.17%	4.78%	4.73%	12.57%	5.73%
Net Assets, End of Year (000s)	$480,808	$317,858	$331,331	$368,637	$564,715
Ratios to Average Net Assets:
Expenses	0.76%	0.77%	0.75%	0.79%	0.78%
Net investment income(5)	3.25	4.22	5.39	6.15	6.02
Portfolio Turnover Rate	369%**	257%	280%	325%	195%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
(3)	Expense ratios before fee waivers and/or expense reimbursements were as follows:

	Expense ratios without waivers and/or reimbursements
Fund	2004	2003	2002	2001	2000
Government Money Investments	0.98%	0.90%	0.91%	0.74%	0.78%

(4)	As a result of a voluntary expense limitation, expense ratios will not exceed 0.60%.
(5)	Effective September 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended August 31, 2002, those amounts for Core Fixed Income Investments would have been $0.46 for net investment income, $0.08 for net realized and unrealized loss and 5.47% for the ratio of net investment income to average net assets. Per share information, ratios and supplemental data for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
*	Amount represents less than $0.01 per share.
**	Excluding mortgage dollar roll transactions. If mortgage dollar transactions had been included, the portfolio turnover rate would have been 392%.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

High Yield Investments
	2004	2003	2002(1)	2001(1)	2000(1)
Net Asset Value, Beginning of Year	$4.61	$4.38	$5.20	$5.85	$7.33

Income (Loss) From Operations:
Net investment income(2)	0.32	0.36	0.44	0.51	0.69
Net realized and unrealized gain (loss)(2)	0.21	0.25	(0.82)	(0.64)	(1.37)

Total Income (Loss) From Operations	0.53	0.61	(0.38)	(0.13)	(0.68)

Less Distributions From:
Net investment income	(0.33)	(0.38)	(0.44)	(0.52)	(0.71)
Capital	—	—	—	—	(0.09)

Total Distributions	(0.33)	(0.38)	(0.44)	(0.52)	(0.80)

Net Asset Value, End of Year	$4.81	$4.61	$4.38	$5.20	$5.85

Total Return	11.81%	14.57%	(7.75)%	(2.27)%	(9.37)%
Net Assets, End of Year (000s)	$239,650	$227,191	$222,373	$263,525	$164,056
Ratios to Average Net Assets:
Expenses	0.99%	0.97%	0.97%	1.12%	1.20%
Net investment income(2)	6.76	7.78	9.05	9.38	11.30
Portfolio Turnover Rate	127%	158%	69%	81%	129%

Municipal Bond Investments
	2004(1)	2003	2002	2001(1)	2000
Net Asset Value, Beginning of Year	$8.95	$9.07	$8.91	$8.40	$8.22

Income (Loss) From Operations:
Net investment income	0.33	0.35	0.37	0.37	0.37
Net realized and unrealized gain (loss)	0.30	(0.12)	0.14	0.49	0.17

Total Income From Operations	0.63	0.23	0.51	0.86	0.54

Less Distributions From:
Net investment income	(0.35)	(0.35)	(0.35)	(0.35)	(0.35)
Net realized gains	—	—	—	—	(0.01)

Total Distributions	(0.35)	(0.35)	(0.35)	(0.35)	(0.36)

Net Asset Value, End of Year	$9.23	$8.95	$9.07	$8.91	$8.40

Total Return	7.12%	2.51%	5.88%	10.44%	6.79%
Net Assets, End of Year (000s)	$33,895	$28,386	$30,604	$31,404	$48,789
Ratios to Average Net Assets:
Expenses	0.89%	0.88%	0.91%	0.85%	0.79%
Net investment income	3.63	3.79	4.17	4.32	4.50
Portfolio Turnover Rate	19%	15%	21%	23%	37%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Effective September 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended August 31, 2002, those amounts would have been $0.45, $0.83 and 9.22% for net investment income, net realized and unrealized loss and ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

International Fixed Income Investments
	2004(1)	2003(1)	2002(1)	2001(1)	2000(1)
Net Asset Value, Beginning of Year	$7.93	$7.47	$7.19	$7.24	$8.10

Income (Loss) From Operations:
Net investment income(2)	0.21	0.25	0.29	0.31	0.36
Net realized and unrealized gain (loss)(2)	0.88	0.51	0.29	(0.05)	(0.84)

Total Income (Loss) From Operations	1.09	0.76	0.58	0.26	(0.48)

Less Distributions From:
Net investment income	(0.86)	(0.30)	(0.12)	(0.00)*	(0.06)
Capital	—	—	(0.18)	(0.31)	(0.32)

Total Distributions	(0.86)	(0.30)	(0.30)	(0.31)	(0.38)

Net Asset Value, End of Year	$8.16	$7.93	$7.47	$7.19	$7.24

Total Return	14.00%	10.28%	8.39%	3.80%	(6.13)%
Net Assets, End of Year (millions)	$116	$112	$126	$160	$236
Ratios to Average Net Assets:
Expenses	1.05%	1.04%	1.02%	0.94%	0.98%
Net investment income(2)	2.60	3.21	4.04	4.26	4.70
Portfolio Turnover Rate	243%	288%	271%	293%	225%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Effective September 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended August 31, 2002, net investment income, net realized and unrealized gain per share and the ratio of net investment income to average net assets would have been $0.31, $0.27 and 4.42%, respectively. Per share information, ratios and supplemental data for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
*	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Large Capitalization Value Equity Investments, Large Capitalization Growth Investments, Small Capitalization Value Equity Investments, Small Capitalization Growth Investments, International Equity Investments, Emerging Markets Equity Investments, Government Money Investments, Core Fixed Income Investments (formerly known as Intermediate Fixed Income Investments), High Yield Investments, Municipal Bond Investments and International Fixed Income Investments (“Fund(s)”) are separate investment funds of the Consulting Group Capital Markets Funds (“Trust”). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust offers one other Fund, Multi-Strategy Market Neutral Investments. The financial statements and financial highlights for this fund are presented in a separate shareholder report.

The following is a summary of the significant accounting policies consistently followed by the Funds and is in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities traded on national securities markets and in the over-the-counter market are valued at the closing prices on such markets or, if there were no sales during the day, at the mean between the current bid and asked prices; except for Government Money Investments, which values investments using the amortized cost method. Securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence subsequent to the time a value was so established is likely to have significantly changed the value then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Certain debt securities of U.S. issuers (other than U.S. government securities and short-term investments) are valued at the mean between the quoted bid and asked prices. U.S. government agencies and obligations are valued at the mean between the bid and asked prices. Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value. Securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees.

(b) Repurchase Agreements. When entering into repurchase agreements, it is each Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures Contracts. The Funds, except Government Money Investments, may enter into futures contracts. Securities or cash equal to the initial margin amount are either deposited with the broker or segregated by the custodian upon entering into the futures contract. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. The Fund enters into such contracts typically to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices.

Notes to Financial Statements

(continued)

(d) Option Contracts. The Funds, except Government Money Investments, may enter option contracts. Premiums paid when put or call options are purchased by the Fund represent investments which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases.

(e) Forward Foreign Currency Contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The Fund bears the market risk that arises from changes in foreign currency exchange rates and the credit risk should a counterparty fail to meet the terms of such contracts.

(f) Swap Contracts. Emerging Markets Equity Investments may enter into index swaps. Index swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms. Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

(g) Lending of Portfolio Securities. The Funds, except Large Capitalization Value Equity Investments, Large Capitalization Growth Investments, Emerging Markets Equity Investments, Government Money Investments and Municipal Bond Investments, have an agreement with their custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations, and receives a lender’s fee. Fees earned by the Funds on securities lending are recorded in interest income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The Funds maintain exposure for the risk of any losses in the investment of amounts received as collateral. The Funds also maintain exposure for the risk of any loss in the investment securities loaned. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

Notes to Financial Statements

(continued)

(h) Securities Traded on a To-Be-Announced Basis. The Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, for example the face amount and maturity date in Government National Mortgage Association (“GNMA”) transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i) Mortgage Dollar Roll Transactions. Core Fixed Income Investments may enter into mortgage dollar roll transactions. A mortgage dollar roll transaction involves a sale by the Fund of mortgage related securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds from the sale will be reinvested and the income from these investments, together with any additional income received on the sale, is included in investment income. During the period between the sale and repurchase in a mortgage dollar roll transaction, the Fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the Fund’s right to repurchase the securities may be limited.

(j) Investment Transactions and Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Trust determines the existence of a dividend declaration after exercising reasonable due diligence. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Gains or losses on the sale of securities are calculated by using the specific identification method.

(k) Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade date and settlement date on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

(l) Exempt Interest, Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Large Capitalization Value Equity Investments, Large Capitalization Growth Investments, Small Capitalization Value Equity Investments, Small Capitalization Growth Investments, International Equity Investments and Emerging Markets Equity Investments distribute dividends and capital gains, if any, at least annually. Government Money Investments declares and records a dividend of substantially all of its net investment income on each business day. Such dividends are paid or reinvested monthly on the payable date. Net realized gains, if any, are distributed at least annually. Core Fixed Income Investments, High Yield Investments, Municipal Bond Investments and International Fixed Income Investments distribute dividends monthly and capital gains, if any, at least annually.

Notes to Financial Statements

(continued)

Municipal Bond Investments intends to satisfy conditions that will enable interest from municipal securities, which are exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Capital gain distributions, if any, are taxable to shareholders. Additional taxable distributions may be made if necessary to avoid a Federal excise tax.

The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP. At August 31, 2004, reclassifications were made to the capital accounts of Large Capitalization Value Equity Investments, Large Capitalization Growth Investments, Small Capitalization Value Equity Investments, Small Capitalization Growth Investments, International Equity Investments, Emerging Markets Equity Investments, Government Money Investments, Core Fixed Income Investments, High Yield Investments and International Fixed Income Investments to reflect permanent book/tax differences and income and gains available for distributions under income regulations. Accordingly, Large Capitalization Value Equity Investments reclassified $1,042,911 of undistributed net investment income to paid-in-capital. Large Capitalization Growth Investments reclassified $3,871,895 of net investment loss to paid-in-capital. Small Capitalization Growth Investments reclassified $3,687,813 and $348,451 of accumulated net investment loss and accumulated net realized loss, respectively, to paid-in-capital. International Equity Investments reclassified $81,000 of net investment income to paid-in-capital. Government Money Investments reclassified $5,787 of accumulated net realized loss to paid-in-capital. Core Fixed Income Investments reclassified $1,452,898 of undistributed net investment income and $7,250,052 of net realized loss to paid-in-capital.

(m) Federal Income Taxes. Each Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

(n) Fund Investment Risks. International Equity Investments, Emerging Markets Equity Investments and International Fixed Income Investments invest in foreign securities which may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest and/or a dividend in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

High Yield Investments and International Fixed Income Investments may invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield debt obligations reflect, among other things, perceived credit risk. Investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

2. Investment Advisory Agreement, Administration Agreement and Other Transactions

The Trust has entered into an investment management agreement (“Management Agreement”) with Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”). The Consulting Group (“Manager”), a division of SBFM, provides investment evaluation services with respect to the investment advisers of the Funds. SBFM has entered into an investment advisory agreement with each adviser selected for the Funds (collectively, “Sub-Advisers”).

Under the Management Agreement, each Fund pays SBFM a fee, calculated daily and paid monthly, based on the rates applied to the value of each Fund’s average daily net assets. In addition, SBFM pays each Sub-Adviser based on the rates applied to each respective Fund’s average daily net assets on a monthly basis.

Notes to Financial Statements

(continued)

Indicated below for each Fund is the applicable maximum allowable management fee, actual management fee incurred, sub-advisory fee and the sub-adviser. The maximum allowable management fee represents the total amount that could be charged to the Fund while the actual management fee is what the Fund incurred during the reporting period. The actual management fee could fluctuate from year to year if Sub-Advisers are added or terminated in a particular Fund.

Fund	Sub-Adviser	Sub- Adviser Fee	Actual Management Fee Incurred	Maximum Allowable Annual Management Fee
Large Capitalization Value Equity Investments			0.59%	0.60%
	Cambiar Investors LLC.:
	on the first $250 million	0.30%
	on the amount over $250 million	0.25
	Chartwell Investment Partners:
	on the first $250 million	0.30
	on the amount over $250 million	0.25
	Alliance Capital Management L.P.:
	on the first $200 million	0.35
	on the amount over $200 million	0.30
Large Capitalization Growth Investments			0.58	0.60
	Turner Investment Partners, Inc. – Large Cap:
	on the first $300 million	0.35
	on the amount over $300 million	0.30
	Turner Investment Partners, Inc. – Mid Cap	0.50
	TCW Investment Management Co.:
	on the first $500 million	0.40
	on the amount over $500 million	0.35
	Westfield Capital Management Co., LLC
	on the first $300 million	0.35
	on the amount over $300 million	0.30
	Sands Capital Management, Inc.:
	on the first $300 million	0.35
	on the amount over $300 million	0.30
Small Capitalization Value Equity Investments			0.77	0.80
	NFJ Investment Group:
	on the first $450 million	0.50
	on the amount over $450 million	0.45
	Rutabaga Capital Management LLC	0.50
	ING Investment Management Co.	0.40
Small Capitalization Growth Investments			0.80	0.80
	Wall Street Associates	0.50
	Westfield Capital Management Co., LLC	0.50

Notes to Financial Statements

(continued)

Fund	Sub-Adviser	Sub- Adviser Fee	Actual Management Fee Incurred	Maximum Allowable Annual Management Fee
International Equity Investments			0.66%	0.70%
	Philadelphia International Advisors, LP:
	on the first $100 million	0.40%
	on the next $100 million	0.35
	on the amount over $200 million	0.30
	Brandywine Asset Management, Inc.:
	on the first $150 million	0.45
	on the amount over $150 million	0.25
	William Blair & Co., LLC
	on the first $100 million	0.40
	on the amount over $100 million	0.35
Emerging Markets Equity Investments			0.86	0.90
	Newgate LLP	0.50
	SSgA Funds Management, Inc.	0.50
Government Money Investments			0.15	0.15
	Standish Mellon Asset Management LLC:
	on the first $100 million	0.15
	on the amount over $100 million	0.10
Core Fixed Income Investments			0.40	0.65
	BlackRock Financial Management, Inc.:
	on the first $500 million	0.20
	on the amount over $500 million	0.15
	Pacific Investment Management Co.	0.25
	Western Asset Management Co.	0.20
High Yield Investments			0.55	0.70
	Seix Investment Advisors, Inc.	0.30
	Western Asset Management Co.	0.30
Municipal Bond Investments			0.40	0.40
	Smith Affiliated Capital Corp.	0.20
International Fixed Income Investments			0.50	0.50
	Julius Baer Investments Ltd.	0.25

In addition, the following changes were made:

Large Capitalization Value Equity Investments:

The Boston Company Asset Management, LLC was terminated, effective June 30, 2004.

Cambiar Investors LLC was added as an additional adviser, effective July 1, 2004.

Large Capitalization Growth Investments:

Alliance Capital Management L.P. was terminated, effective March 31, 2004.

Sands Capital Management, Inc. was added as an additional adviser, effective January 2, 2004.

Westfield Capital Management Co., LLC was added as an additional adviser, effective April 1, 2004.

Small Capitalization Growth Investments:

Westpeak Global Advisors, L.P. was terminated, effective April 16, 2004.

International Equity Investments:

Oechsle International Advisors, LLC was terminated, effective March 31, 2004.

William Blair & Co., LLC was added as an additional adviser, effective April 1, 2004.

Notes to Financial Statements

(continued)

Emerging Markets Equity Investments:

Effective April 1, 2004, SBFM entered into a new investment advisory contract with SSgA Funds Management, Inc. that lowered the investment advisory fee to 0.50%. Prior to April 1, 2004, the advisory fee was 0.60%.

F&C Emerging Markets Ltd. was terminated, effective March 31, 2004.

Newgate LLP was added as an additional adviser, effective April 1, 2004.

Core Fixed Income Investments (formerly known as Intermediate Fixed Income Investments):

Western Asset Management Company was added as an additional adviser, effective June 7, 2004.

High Yield Investments:

Effective May 28, 2004, SBFM entered into a new investment advisory agreement with Seix Investment Advisors Inc. following its acquisition by Trusco Capital Management.

Subsequent Event:

International Fixed Income Investments:

Julius Baer Investments Ltd. was terminated, effective October 5, 2004.

Pacific Investment Management Company was added as an additional adviser, effective October 6, 2004.

SBFM also acts as the Trust’s administrator for which each Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets of each respective Fund. This fee is calculated daily and paid monthly.

During the year ended August 31, 2004, Government Money Investments had a voluntary expense limitation in place of 0.60% of the Fund’s average daily net assets resulting in waived investment advisory fees and administration fees of $154,301 and $205,734, respectively. In addition, SBFM has agreed to reimburse expenses of $30,004 for the Fund. This expense limitation can be terminated at any time by SBFM.

Citicorp Trust Bank, fsb. (“CTB”), another indirect wholly-owned subsidiary of Citigroup, acts as the Funds’ transfer agent. PFPC Inc. (“PFPC”) acts as the Funds’ sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended August 31, 2004, the Funds paid transfer agent fees totaling $4,628,614 to CTB. The totals for each Fund were as follows:

Fund	Transfer Agent Fees
Large Capitalization Value Equity Investments	$608,181
Large Capitalization Growth Investments	609,550
Small Capitalization Value Equity Investments	578,016
Small Capitalization Growth Investments	580,946
International Equity Investments	550,068
Emerging Markets Equity Investments	370,558
Government Money Investments	512,165
Core Fixed Income Investments	292,974
High Yield Investments	318,531
Municipal Bond Investments	14,915
International Fixed Income Investments	192,710

Notes to Financial Statements

(continued)

For the year ended August 31, 2004, Citigroup Global Markets Inc., another indirect wholly-owned subsidiary of Citigroup, and its affiliates received brokerage commissions of:

Fund	Commissions
Large Capitalization Value Equity Investments	$18,392
Large Capitalization Growth Investments	7,336
Small Capitalization Value Equity Investments	4,265
Small Capitalization Growth Investments	2,676
International Equity Investments	38,333
Emerging Markets Equity Investments	69,871

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates.

3. Investments

During the year ended August 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments and mortgage dollar rolls) were as follows:

Fund	Purchases	Sales
Large Capitalization Value Equity Investments	$1,172,507,654	$1,124,303,776
Large Capitalization Growth Investments	1,409,711,247	1,398,501,084
Small Capitalization Value Equity Investments	141,689,389	227,619,169
Small Capitalization Growth Investments	341,726,312	534,859,626
International Equity Investments	482,207,640	527,836,247
Emerging Markets Equity Investments	241,118,281	272,012,185

Core Fixed Income Investments
U.S. government securities	$814,421,882	$826,141,838
Other investments	215,818,105	228,466,904

	$1,030,239,987	$1,054,608,742

High Yield Investments	$285,054,174	$288,098,232
Municipal Bond Investments	9,985,758	5,331,200
International Fixed Income Investments	262,558,439	267,032,106

At August 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Fund	Appreciation	Depreciation	Net Unrealized Appreciation
Large Capitalization Value Equity Investments	$141,691,589	$(48,230,412)	$93,461,177
Large Capitalization Growth Investments	187,223,808	(74,158,744)	113,065,064
Small Capitalization Value Equity Investments	98,280,951	(16,155,436)	82,125,515
Small Capitalization Growth Investments	79,385,009	(34,987,637)	44,397,372
International Equity Investments	85,037,493	(24,144,624)	60,892,869
Emerging Markets Equity Investments	42,862,154	(10,268,300)	32,593,854
Core Fixed Income Investments	10,344,106	(2,606,914)	7,737,192
High Yield Investments	12,296,557	(2,931,690)	9,364,867
Municipal Bond Investments	1,820,265	(67,623)	1,752,642
International Fixed Income Investments	1,907,444	(646,540)	1,260,904

Notes to Financial Statements

(continued)

At August 31, 2004, Core Fixed Income Investments and Emerging Markets Equity Investments had the following open futures contracts:

Core Fixed Income Investments	Number of Contracts	Expiration	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
Euro Dollar	2	9/04	$489,660	$490,660	$1,000
Euro Dollar	20	6/05	4,862,300	4,867,000	4,700
Euro Dollar	132	9/05	31,765,929	32,038,050	272,121
Euro Dollar	125	9/05	30,316,962	30,339,062	22,100
Germany Federation Republic Bonds 10 Year	19	9/04	2,636,863	2,689,410	52,547
U.S. 2 Year Treasury Notes	3	9/04	630,188	637,875	7,687
U.S. 2 Year Treasury Notes	1	12/04	211,453	211,672	219
U.S. 5 Year Treasury Notes	190	12/04	20,851,180	21,027,657	176,477
U.S. 10 Year Treasury Notes	95	9/04	10,416,641	10,779,531	362,890
U.S. 10 Year Treasury Notes	325	12/04	35,634,437	36,501,563	867,126

					1,766,867

Contracts to Sell:
U.S. Treasury Bonds	50	9/04	5,475,563	5,626,563	(151,000)
U.S. Treasury Bonds	14	9/04	1,512,438	1,575,438	(63,000)
U.S. 5 Year Treasury Notes	14	9/04	1,549,508	1,561,219	(11,711)
U.S. 10 Year Treasury Notes	27	9/04	3,033,006	3,063,656	(30,650)
U.S. 10 Year Treasury Notes	13	12/04	1,463,255	1,460,062	3,193

					(253,168)

					$1,513,699

Emerging Markets Equity Investments	Number of Contracts	Expiration	Basis Value	Market Value	Unrealized Gain
Contracts to Buy:
Taiwan MSCI	20	9/04	$488,340	$488,800	$460

At August 31, 2004, Emerging Markets Equity Investments had deposited cash of $117,356 with the broker as initial margin collateral.

At August 31, 2004, Core Fixed Income Investments held purchased call options with a total cost of $17,688.

The written call option transactions for Core Fixed Income Investments which occurred during the year ended August 31, 2004, were as follows:

Core Fixed Income Investments	Number of Contracts	Premiums
Options written, outstanding at August 31, 2003	120,000	$154,688
Options written	(582)	(428,535)
Options cancelled in closing purchase transactions	(119,748)	57,051
Options expired	71	41,223

Options written, outstanding at August 31, 2004	(259)	$(175,573)

Notes to Financial Statements

(continued)

At August 31, 2004, International Equity Investments, Emerging Markets Equity Investments, International Fixed Income Investments and Core Fixed Income Investments had the following open forward foreign currency contracts. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

International Equity Investments

Forward Foreign Currency Contracts	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
To Buy:
British Pound	26,707	$48,149	9/1/04	$317
British Pound	26,668	48,078	9/2/04	217
Euro	351,946	428,794	9/1/04	4,347

				4,881

To Sell:
British Pound	523,672	944,102	9/1/04	(7,149)
British Pound	299,262	539,525	9/2/04	(3,247)
Euro	117,607	143,287	9/1/04	(1,782)
Euro	921,086	1,122,206	9/1/04	(13,955)
Japanese Yen	1,908,825	17,507	9/1/04	(46)
Singapore Dollar	75,981	44,419	9/1/04	(35)

				(26,214)

Net Unrealized Loss on Open Forward Foreign Currency Contracts				$(21,333)

Emerging Markets Equity Investments

Forward Foreign Currency Contracts	Local Currency	Market Value	Settlement Date	Unrealized Gain
To Sell:
South African Rand	96,458	$14,516	9/1/04	$11

Core Fixed Income Investments

Forward Foreign Currency Contracts	Local Currency	Market Value	Settlement Date	Unrealized Gain
To Buy:
Euro	326,000	397,063	9/23/04	$1,363
Japanese Yen	171,020,000	1,570,627	9/27/04	6,808

				8,171

To Sell:
Euro	414,000	504,245	9/23/04	4,823
Japanese Yen	9,900,000	90,920	9/27/04	(735)

				4,088

Net Unrealized Gain on Open Forward Foreign Currency Contracts				$12,259

International Fixed Income Investments

Forward Foreign Currency Contracts	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
To Buy:
Euro	818,477	$997,152	9/3/04	$(12,848)
Euro	834,711	1,016,328	10/28/04	6,328

				(6,520)

To Sell:
Euro	834,228	1,016,342	9/3/04	(6,342)

				$(12,862)

Notes to Financial Statements

(continued)

International Fixed Income Investments (continued)

Forward Foreign Cross Currency Contracts*	Market Value		Settlement Date	Unrealized Gain (Loss)
	Australian Dollar	Euro
To Buy:
Australian Dollar vs. Euro	$5,605,177	$5,603,743	10/20/04	$1,434
Australian Dollar vs. Euro	3,305,437	3,294,111	10/20/04	11,326

	British Pound	Canadian Dollar
British Pound vs. Canadian Dollar	$6,589,045	$6,601,877	10/18/04	(12,832)

	Canadian Dollar	British Pound
Canadian Dollar vs. British Pound	$6,716,156	$6,589,045	10/18/04	127,111

	Canadian Dollar	Euro
Canadian Dollar vs. Euro	$3,721,040	$3,778,329	9/2/04	(57,289)
Canadian Dollar vs. Euro	6,454,865	6,223,494	9/2/04	231,371
Canadian Dollar vs. Euro	4,708,254	4,547,880	9/2/04	160,374
Canadian Dollar vs. Euro	6,449,544	6,565,702	11/2/04	(116,158)

	Euro	British Pound
Euro vs. British Pound	$9,900,397	$9,779,510	10/25/04	120,887

	Euro	Canadian Dollar
Euro vs. Canadian Dollar	$3,589,376	$3,721,040	9/2/04	(131,664)
Euro vs. Canadian Dollar	4,653,909	4,708,254	9/2/04	(54,345)
Euro vs. Canadian Dollar	6,570,880	6,454,865	9/2/04	116,015
Euro vs. Canadian Dollar	3,774,947	3,717,972	11/2/04	56,975

	Euro	New Zealand Dollar
Euro vs. New Zealand Dollar	$1,986,347	$2,030,790	9/13/04	(44,443)
Euro vs. New Zealand Dollar	3,275,353	3,275,468	9/13/04	(115)

	Euro	Swedish Krona
Euro vs. Swedish Krona	$4,674,315	$4,681,720	9/27/04	(7,405)

	Japanese Yen	Euro
Japanese Yen vs. Euro	$11,902,307	$11,790,021	9/27/04	112,286

	New Zealand Dollar	Euro
New Zealand Dollar vs. Euro	$3,288,796	$3,287,971	9/1/04	825

	Swedish Krona	Euro
Swedish Krona vs. Euro	$10,483,851	$10,442,959	9/27/04	40,892

				555,245

Net Unrealized Gain on Open Forward Foreign and Cross Currency Contracts				$542,383

Notes to Financial Statements

(continued)

International Fixed Income Investments (continued)

*Local Currency on Forward Foreign Cross Currency Contracts	Buy	Sell
Australian Dollar vs. Euro	7,970,000	4,602,042
Australian Dollar vs. Euro	4,700,000	2,705,270
British Pound vs. Canadian Dollar	3,670,000	8,699,001
Canadian Dollar vs. British Pound	8,849,581	3,670,000
Canadian Dollar vs. Euro	4,900,000	3,101,266
Canadian Dollar vs. Euro	8,500,000	5,108,265
Canadian Dollar vs. Euro	6,200,000	3,732,916
Canadian Dollar vs. Euro	8,500,000	5,392,614
Euro vs. British Pound	8,130,991	5,450,000
Euro vs. Canadian Dollar	2,946,172	4,900,000
Euro vs. Canadian Dollar	3,819,945	6,200,000
Euro vs. Canadian Dollar	5,393,401	8,500,000
Euro vs. Canadian Dollar	3,100,481	4,900,000
Euro vs. New Zealand Dollar	1,630,635	3,100,000
Euro vs. New Zealand Dollar	2,688,808	5,000,000
Euro vs. Swedish Krona	3,837,949	35,100,000
Japanese Yen vs. Euro	1,296,000,000	9,680,455
New Zealand Dollar vs. Euro	5,011,500	2,698,708
Swedish Krona vs. Euro	78,600,000	8,574,421

In addition, during the year ended August 31, 2004, International Equity Investments and International Fixed Income Investments incurred $3,852 and $1,828, respectively, of interest expense related to overdrafts in foreign currency accounts.

At August 31, 2004, the Funds listed below had securities on loan. The market value for the securities on loan was as follows:

Fund	Value
Small Capitalization Value Equity Investments	$82,350,692
Small Capitalization Growth Investments	79,483,581
International Equity Investments	141,862,805
Core Fixed Income Investments	114,734,454
High Yield Investments	22,349,545

At August 31, 2004, the Funds listed below received cash collateral which was invested into the State Street Navigator Securities Lending Trust Prime Portfolio. The amount of the cash collateral was as follows:

Fund	Value
Small Capitalization Value Equity Investments	$83,851,265
Small Capitalization Growth Investments	81,889,326
International Equity Investments	147,645,078
Core Fixed Income Investments	113,065,099
High Yield Investments	22,820,074

In addition, Core Fixed Income Investments received securities as collateral having a market value of $3,423,660, which is maintained in a segregated account by the custodian.

Notes to Financial Statements

(continued)

Income earned by the Funds from securities lending for the year ended August 31, 2004 was as follows:

Fund	Value
Small Capitalization Value Equity Investments	$131,907
Small Capitalization Growth Investments	241,441
International Equity Investments	432,573
Core Fixed Income Investments	70,531
High Yield Investments	42,698
International Fixed Income Investments	701

During the year ended August 31, 2004, Core Fixed Income Investments entered into mortgage dollar roll transactions in the aggregate amount of $63,394,763. For the year ended August 31, 2004, Core Fixed Income Investments recorded interest income of $136,699 related to such transactions.

At August 31, 2004, Core Fixed Income Investments held securities under outstanding mortgage dollar rolls with a total cost of $24,160,844.

4. Transfer of Net Assets

On June 4, 2004, Core Fixed Income Investments acquired the assets and certain liabilities of Long-Term Bond Investments, Mortgage Backed Investments and Multi-Sector Fixed Income Investments pursuant to a plan of reorganization. The total net assets of Core Fixed Income Investments on the date of the transfer was $354,713,984. Total shares issued by Core Fixed Income Investments and the total net assets of Long-Term Bond Investments, Mortgage Backed Investments and Multi-Sector Fixed Income Investments on the date of the transfer were as follows:

Acquired Fund	Shares Issued by Core Fixed Income Investments	Total Net Assets of the Acquired Funds
Long-Term Bond Investments	1,902,502	$15,333,480
Mortgage Backed Investments	8,738,304	70,385,745
Multi-Sector Fixed Income Investments	3,367,867	27,160,561

Total	14,008,673	$112,879,786

The total net assets of Long-Term Bond Investments, Mortgage Backed Investments and Multi-Sector Fixed Income Investments before the acquisition included:

Acquired Fund	Undistributed (Overdistributed) Income	Accumulated Net Realized Losses	Unrealized Depreciation
Long-Term Bond Investments	$4,503	$(97,636)	$(553,501)
Mortgage Backed Investments	(195,893)	(3,563,965)	(1,523,152)
Multi-Sector Fixed Income Investments	(10,534)	(1,881,533)	(608,392)

Total	$(201,924)	$(5,543,134)	$(2,685,045)

Total net assets of Core Fixed Income Investments immediately after the transfer was $467,593,770. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Notes to Financial Statements

(continued)

5. Shares of Beneficial Interest

At August 31, 2004, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. Transactions in shares for each Fund were as follows:

	Year Ended August 31, 2004	Year Ended August 31, 2003
Large Capitalization Value Equity Investments
Shares sold	32,330,509	29,548,329
Shares issued on reinvestment	1,790,468	1,816,137
Shares reacquired	(27,608,264)	(36,415,635)

Net Increase (Decrease)	6,512,713	(5,051,169)

Large Capitalization Growth Investments
Shares sold	25,950,577	21,097,785
Shares reacquired	(24,638,754)	(32,559,041)

Net Increase (Decrease)	1,311,823	(11,461,256)

Small Capitalization Value Equity Investments
Shares sold	4,528,362	3,615,984
Shares issued on reinvestment	226,307	2,381,607
Shares reacquired	(10,752,205)	(14,981,108)

Net Decrease	(5,997,536)	(8,983,517)

Small Capitalization Growth Investments
Shares sold	6,528,376	8,074,273
Shares reacquired	(21,950,636)	(18,667,992)

Net Decrease	(15,422,260)	(10,593,719)

International Equity Investments
Shares sold	13,287,948	12,202,021
Shares issued on reinvestment	958,980	236,123
Shares reacquired	(17,028,026)	(21,504,389)

Net Decrease	(2,781,098)	(9,066,245)

Emerging Markets Equity Investments
Shares sold	8,074,971	6,880,913
Shares issued on reinvestment	111,706	340,040
Shares reacquired	(13,668,849)	(12,122,150)

Net Decrease	(5,482,172)	(4,901,197)

Government Money Investments
Shares sold	88,254,534	119,236,885
Shares issued on reinvestment	472,008	1,109,055
Shares reacquired	(105,312,733)	(150,237,821)

Net Decrease	(16,586,191)	(29,891,881)

Core Fixed Income Investments
Shares sold	17,383,247	12,462,259
Net asset value of shares issued in connection with the transfer of the net assets of Long-Term Bond Investments, Mortgage Backed Investments and Multi-Sector Fixed Income Investments (Note 4)	14,008,673	—
Shares issued on reinvestment	1,384,301	1,811,533
Shares reacquired	(13,858,301)	(15,782,023)

Net Increase (Decrease)	18,917,920	(1,508,231)

Notes to Financial Statements

(continued)

	Year Ended August 31, 2004	Year Ended August 31, 2003
High Yield Investments
Shares sold	13,283,796	13,057,303
Shares issued on reinvestment	3,262,152	4,146,205
Shares reacquired	(16,010,234)	(18,700,844)

Net Increase (Decrease)	535,714	(1,497,336)

Municipal Bond Investments
Shares sold	1,433,520	1,168,016
Shares issued on reinvestment	112,062	111,303
Shares reacquired	(1,047,071)	(1,480,395)

Net Increase (Decrease)	498,511	(201,076)

International Fixed Income Investments
Shares sold	3,742,621	2,998,104
Shares issued on reinvestment	1,323,587	548,064
Shares reacquired	(4,925,091)	(6,290,975)

Net Increase (Decrease)	141,117	(2,744,807)

6. Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended August 31, 2004 were as follows:

	Large Capitalization Value Equity Investments	Large Capitalization Growth Investments	Small Capitalization Value Equity Investments	Small Capitalization Growth Investments
Distributions paid from:
Ordinary Income	$17,504,343	—	$3,200,315	—
Net Long-term Capital Gains	—	—	—	—

Total Distributions Paid	$17,504,343	—	$3,200,315	—

	International Equity Investments	Emerging Markets Equity Investments	Government Money Investments	Core Fixed Income Investments
Distributions paid from:
Ordinary Income	$8,500,192	$822,753	$488,667	$11,889,622
Net Long-term Capital Gains	—	—	—	—

Total Distributions Paid	$8,500,192	$822,753	$488,667	$11,889,622

	High Yield Investments	Municipal Bond Investments	International Fixed Income Investments
Distributions paid from:
Tax Exempt	—	$1,152,482	—
Ordinary Income	$16,171,887	—	$11,403,364
Net Long-term Capital Gains	—	—	—

Total Distributions Paid	$16,171,887	$1,152,482	$11,403,364

Notes to Financial Statements

(continued)

The tax character of distributions paid during the fiscal year ended August 31, 2003 were as follows:

	Large Capitalization Value Equity Investments	Large Capitalization Growth Investments	Small Capitalization Value Equity Investments	Small Capitalization Growth Investments
Distributions paid from:
Ordinary Income	$14,867,262	—	$12,971,233	—
Net Long-term Capital Gains	—	—	11,736,719	—

Total Distributions Paid	$14,867,262	—	$24,707,952	—

	International Equity Investments	Emerging Markets Equity Investments	Government Money Investments	Core Fixed Income Investments
Distributions paid from:
Ordinary Income	$1,584,789	$1,744,393	$1,058,373	$15,588,205
Net Long-term Capital Gains	—	—	—	—

Total Distributions Paid	$1,584,789	$1,744,393	$1,058,373	$15,588,205

	High Yield Investments	Municipal Bond Investments	International Fixed Income Investments
Distributions paid from:
Tax Exempt	—	$1,115,805	—
Ordinary Income	$18,966,872	29	$4,474,320
Net Long-term Capital Gains	—	—	—

Total Distributions Paid	$18,966,872	$1,115,834	$4,474,320

As of August 31, 2004, the components of accumulated earnings on a tax basis were as follows:

	Large Capitalization Value Equity Investments	Large Capitalization Growth Investments	Small Capitalization Value Equity Investments	Small Capitalization Growth Investments
Undistributed ordinary income — net	$8,054,686	—	$2,373,938	—
Undistributed long-term capital gains — net	—	—	39,279,888	—

Total undistributed earnings	$8,054,686	—	$41,653,826	—
Capital loss carryforward (1)	$(65,121,072)	$(369,630,812)	—	$(379,310,811)
Unrealized appreciation/(depreciation) (2)	93,461,437	113,065,064	$82,125,515	44,397,372

Total accumulated earnings/(losses) — net	$36,395,051	$(256,565,748)	$123,779,341	$(334,913,439)

(1)	On August 31, 2004 Large Capitalization Value Equity Investments had a net capital loss carryforward of $65,121,072, all of which expires in 2011. Large Capitalization Growth Investments had a net capital loss carryforward of $369,630,812, of which $197,213,317 expires in 2010, $159,803,398 expires in 2011 and $12,614,097 expires in 2012. Small Capitalization Growth Investments had a net capital loss carryforward of $379,310,811 of which $187,437,505 expires in 2010 and $191,873,306 expires in 2011. These amounts will be available to offset like amount of any future taxable capital gains.
(2)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax cost basis on real estate investment trusts.

Notes to Financial Statements

(continued)

	International Equity Investments	Emerging Markets Equity Investments	Government Money Investments	Core Fixed Income Investments
Undistributed ordinary income — net	$6,461,611	$2,336,454	$—	$1,616,384
Undistributed long-term capital gains — net	—	—	—	—

Total undistributed earnings	$6,461,611	$2,336,454	$—	$1,616,384
Capital loss carryforward (3)	$(265,589,790)	$(117,985,357)	$(21,111)	$(13,300,380)
Other book/tax temporary differences (4)	(5,996,199)	(355,300)	—	(1,634,054)
Unrealized appreciation/(depreciation) (5)	60,934,047	32,376,535	—	9,170,913

Total accumulated earnings/(losses) — net	$(204,190,331)	$(83,627,668)	$(21,111)	$(4,147,137)

(3)	On August 31, 2004 International Equity Investments had a net capital loss carryforward of $265,589,790, of which $180,951,282 expires in 2010 and $84,638,508 expires in 2011. Emerging Markets Equity Investments had a net capital loss carryforward of $117,985,357, of which $38,390,213 expires in 2007, $2,094,241 expires in 2009, $41,587,790 expires in 2010 and $35,913,113 expires in 2011. Government Money Investments had a net capital loss carryforward of $21,111, of which $9,983 expires in 2008 and $11,128 expires in 2009. Core Fixed Income Investments had a net capital loss carryforward of $13,300,380, of which $6,358,307 expires in 2008, $4,723,104 expires in 2011 and $2,218,969 expires in 2012. This amount will be available to offset like amounts of any future taxable capital gains.
(4)	Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes and the realization for tax purposes of unrealized gains on certain futures contracts.
(5)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax cost basis on real estate investment trusts.

	High Yield Investments	Municipal Bond Investments	International Fixed Income Investments
Undistributed tax exempt income — net	—	$237,353	—
Undistributed ordinary income — net	$534,106	—	$5,070,986
Undistributed long-term capital gains — net	—	—	—

Total undistributed earnings	$534,106	$237,353	$5,070,986
Capital loss carryforward (6)	$(90,730,997)	(1,956,135)	(2,447,878)
Unrealized appreciation/(depreciation) (7)	9,364,867	1,752,642	1,335,953

Total accumulated earnings/(losses) — net	$(80,832,024)	$33,860	$3,959,061

(6)	On August 31, 2004, High Yield Investments had a net capital loss carryforward of $90,730,997 of which $1,840,144 expires in 2008, $5,866,773 expires in 2009, $45,159,946 expires in 2010, and $37,864,134 expires in 2011. Municipal Bond Investments had a net capital loss carryforward of $1,956,135, all of which expires in 2009. International Fixed Income Investments had a net capital loss carryforward of $2,447,878 all of which expires in 2009. These amounts will be available to offset like amounts of any future taxable capital gains.
(7)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and other book/tax temporary differences.

7. Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (SEC) has notified Citigroup Asset Management (CAM), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (CTB), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and two other individuals, one of whom is an employee and the other of whom is a former employee of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment

Notes to Financial Statements

(continued)

management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds. As previously disclosed, CAM has already agreed to pay the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of

Consulting Group Capital Markets Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Large Capitalization Value Equity Investments, Large Capitalization Growth Investments, Small Capitalization Value Equity Investments, Small Capitalization Growth Investments, International Equity Investments, Emerging Markets Equity Investments, Government Money Investments, Core Fixed Income Investments, High Yield Investments, Municipal Bond Investments and International Fixed Income Investments (“Fund(s)”), which are separate investment funds of the Consulting Group Capital Markets Funds (“Trust”) as of August 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds of the Trust as of August 31, 2004, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 22, 2004

Additional Information

(unaudited)

Information about Trustees and Officers

The business and affairs of the Consulting Group Capital Markets Funds (“Trust”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Trust’s transfer agent, (Citicorp Trust Bank, fsb. at 1-800-451-2010).

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Non-Interested Trustees:
H. John Ellis 858 East Crystal Downs Drive Frankfort, MI 49635 Age 77	Trustee	Since 1999	Retired	24	None
Armon E. Kamesar 7328 Country Club Drive LaJolla, CA 92037 Age 77	Trustee	Since 1994	Chairman, TEC International; Trustee, U.S. Bankruptcy Court	24	Inter Ocean Systems Inc.
Stephen E. Kaufman Stephen E. Kaufman PC Co. 277 Park Avenue, 47th Floor New York, NY 10172 Age 72	Trustee	Since 1991	Attorney	51	None
John J. Murphy 123 Prospect Street Ridgewood, NJ 07450 Age 60	Trustee	Since 2002	President, Murphy Capital Management	24	Barclays International Funds Group Ltd. and affiliated companies

Additional Information

(unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Interested Trustee:
R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue, 4th Floor New York, NY 10022 Age 53	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000)	221	None

Officers:
Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Age 47	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Treasurer of certain mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

Additional Information

(unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Frances M. Guggino CAM 125 Broad Street, 10th Floor New York, NY 10004 Age 45	Chief Financial Officer and Treasurer	Since 2004	Vice President of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Formerly, Controller of certain mutual Funds associated with Citigroup	N/A	N/A
Paul M. Hatch The Consulting Group 222 Delaware Avenue Wilmington, DE 19801 Age 48	Investment Officer	Since 2001	Chief Operating Officer of CGM’s Consulting Group and Director of National Sales for Consulting Group.	N/A	N/A
Leroy T. Pease The Consulting Group 222 Delaware Avenue Wilmington, DE 19801 Age 45	Investment Officer	Since 1996	First Vice President of CGM	N/A	N/A
Stephen M. Hagan The Consulting Group 222 Delaware Avenue Wilmington, DE 19801 Age 36	Investment Officer	Since 1997	First Vice President of CGM	N/A	N/A

Additional Information

(unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 Age 41	Chief Anti-Money Laundering Compliance Officer Chief Compliance Officer	Since 2002 Since 2004	Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer, Chief Compliance Officer and Vice President of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, CAM (from 1999 to 2000); Compliance Officer, Salomon Brothers Asset Management Limited, Smith Barney Global Capital Management Inc., Salomon Brothers Asset Management Asia Pacific Limited (from 1997 to 1999)	N/A	N/A
Wendy S. Setnicka CAM 125 Broad Street, 10th Floor New York, NY 10004 Age 40	Controller	Since 2004	Vice President of CGM; Controller of certain mutual funds associated with Citigroup; Assistant Controller of CAM (Since 2002)	N/A	N/A
Robert I. Frenkel CAM 300 First Stamford Place, 4th Floor Stamford, CT 06902 Age 49	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary of CFM (from 2001 to 2004); Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Trust as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

Additional Shareholder Information

(unaudited)

On March 22, 2004, a Special Meeting of Shareholders of Mortgage Backed Investments, Multi-Sector Fixed Income Investments and Long-Term Bond Investments (the “Acquired Funds”) was held to approve a Plan of Reorganization providing for (i) the acquisition of all of the assets of each of the Acquired Funds in exchange for shares of beneficial interest of Intermediate Fixed Income Investments (the “Acquiring Fund”) and the assumption by the Acquiring Fund of all the liabilities of each of the Acquired Funds and (ii) the distribution to shareholders of each Acquired Fund of such shares of beneficial interest of the Acquiring Fund in liquidation of each Acquired Fund and the cancellation of each Acquired Fund’s outstanding shares.

On March 22, 2004, a Special Meeting of Shareholders of the Acquiring Fund was held to approve a change in its investment objective from current income and reasonable stability of principal to “maximum total return, consistent with preservation of capital and prudent investment of such shares of beneficial interest of the Acquiring Fund in liquidation of each Acquired Fund and the cancellation of each Acquired Fund’s management.” The reorganization and change in investment objective occurred on June 4, 2004 at which time the Acquiring Fund was renamed Core Fixed Income Investments.

The following tables provide information concerning the matters voted on at the Shareholder Meetings:

To Approve Plan of Reorganization:

	Votes For	Votes Against	Votes Withheld
Mortgage Backed Investments	3,759,706.722	123,140.041	656,848.906
Multi-Sector Fixed Income Investments	1,991,383.928	148.913	32,711.769
Long-Term Bond Investments	951,565.080	18,863.272	212,310.182

To Approve Change in Investment Objective:

	Votes For	Votes Against	Votes Withheld
Intermediate Fixed Income Investments	15,441,721.045	558,280.838	2,382,033.895

Tax Information

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended August 31, 2004:

	Large Capitalization Value Equity Investments	Small Capitalization Value Equity Investments	International Equity Investments		Emerging Markets Equity Investments
Record Date:	12/11/2003	12/11/2003	12/11/2003		12/11/2003
Payable Date:	12/12/2003	12/12/2003	12/12/2003		12/12/2003
Qualified Dividend Income for Individuals	100.00%	100.00%	97.88%	*	100.00%	*
Dividends Qualifying for the Dividends Received Deduction for Corporations	100.00%	100.00%	—		—
Interest from Federal Obligations	—	—	—		—
Foreign Source Income	—	—	89.81%	*	100.00%	*
Foreign Taxes Paid Per Share	—	—	$0.023000		$0.022740

	Government Money Investments	Core Fixed Income Investments	High Yield Investments		Municipal Bond Investments
Record Date:	Monthly	Monthly	Monthly		Monthly
Payable Date:	Monthly	Monthly	Monthly		Monthly
Qualified Dividend Income for Individuals	—	—	1.40%		—
Dividends Qualifying for the Dividends Received Deduction for Corporations	—	—	1.40%		—
Interest from Tax-Exempt Obligations	—	—	—		100.00%
Interest from Federal Obligations	54.19%	18.54%	—		—
Foreign Source Income	—	—	—		—
Foreign Taxes Paid Per Share	—	—	—		—

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The above figures may differ from those cited elsewhere in this report due to differences in the calculations of income and capital gain for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

WWW.SMITHBARNEY.COM

©2004 Citigroup Global Markets Inc. Member NASD, SIPC. Smith Barney and Consulting Group are divisions of Citigroup Global Markets Inc. Smith Barney is a service mark of Citigroup Global Markets Inc. and its affiliates and is used and registered throughout the world. CITIGROUP and the Umbrella Device are trademarks and service marks of Citicorp or its affiliates and are used and registered throughout the world.

This report is submitted for the general information of the shareholders of Consulting Group Capital Markets Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Trust which contains information concerning the Trust’s Investment policies, charges and expenses as well as other pertinent information.

The Funds file their complete schedule of portfolio holdings with Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Funds, shareholders can call 1-800-451-2010.

Information on how the Funds voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Funds’ website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

TK 2120A, 8/04        Consulting Group Capital Markets Funds • 222 Delaware Avenue • Wilmington, Delaware        •        19801

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Armon Kamesar, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Kamesar as the Audit Committee’s financial expert. Mr. Kamesar is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees for the Consulting Group Capital Markets Fund were $322,000 and $322,000 for the years ended 8/31/04 and 8/31/03.

(b)	Audit-Related Fees for the Consulting Group Capital Markets Fund were $11,000 and $0 for the years ended 8/31/04 and 8/31/03.

(c)	Tax Fees for Consulting Group Capital Markets Fund of $35,100 and $35,100 for the years ended 8/31/04 and 8/31/03. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Consulting Group Capital Markets Fund.

(d)	All Other Fees for Consulting Group Capital Markets Fund of $0 and $0 for the years ended 8/31/04 and 8/31/03.

(e)	(1) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Consulting Group Capital Markets Funds, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 8/31/04 and 8/31/03; Tax Fees were 100% and 100% for the years ended 8/31/04 and 8/31/03; and Other Fees were 100% and 100% for the years ended 8/31/04 and 8/31/03.

(f)	N/A

(g)	Non-audit fees billed by the Accountant for services rendered to Consulting Group Capital Markets Funds and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Consulting Group Capital Markets Funds were $0 and $0 for the years ended 8/31/04 and 8/31/03.

(h)	Yes. The Consulting Group Capital Markets Funds’ Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Accountant to the Consulting Group Capital Markets Funds or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM	5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. [RESERVED]

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3 (b) under the 1940 Act and 15d-15 (b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3 (d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)	Not applicable.

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Consulting Group Capital Markets Funds

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Consulting Group Capital Markets Funds

Date:	November 10, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Consulting Group Capital Markets Funds

Date:	November 10, 2004

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Consulting Group Capital Markets Funds

Date:	November 10, 2004